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PIONEER VISION-SM-
PIONEER VISION 2-SM-
PIONEER C-VISION-SM-
VARIABLE ANNUITY



PIONEER VARIABLE CONTRACTS TRUST

Emerging Markets Portfolio
Europe Portfolio
International Growth Portfolio
Capital Growth Portfolio
Growth Shares Portfolio
Real Estate Growth Portfolio
Growth and Income Portfolio
Equity-Income Portfolio
Balanced Portfolio
Swiss Franc Bond Portfolio
America Income Portfolio
Money Market Portfolio



SEMIANNUAL REPORT
JUNE 30, 1999

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Emerging Markets Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3

Europe Portfolio
  Portfolio and Performance Update                                             4
  Portfolio Management Discussion                                              5

International Growth Portfolio
  Portfolio and Performance Update                                             6
  Portfolio Management Discussion                                              7

Capital Growth Portfolio
  Portfolio and Performance Update                                             8
  Portfolio Management Discussion                                              9

Growth Shares Portfolio
  Portfolio and Performance Update                                            10
  Portfolio Management Discussion                                             11

Real Estate Growth Portfolio
  Portfolio and Performance Update                                            12
  Portfolio Management Discussion                                             13

Growth and Income Portfolio
  Portfolio and Performance Update                                            14
  Portfolio Management Discussion                                             15

Equity-Income Portfolio
  Portfolio and Performance Update                                            16
  Portfolio Management Discussion                                             17

Balanced Portfolio
  Portfolio and Performance Update                                            18
  Portfolio Management Discussion                                             19

Swiss Franc Bond Portfolio
  Portfolio and Performance Update                                            20
  Portfolio Management Discussion                                             21

America Income Portfolio
  Portfolio and Performance Update                                            22
  Portfolio Management Discussion                                             23

Money Market Portfolio
  Portfolio Management Discussion                                             24

Schedules of Investments
  Emerging Markets Portfolio                                                  25
  Europe Portfolio                                                            28
  International Growth Portfolio                                              31
  Capital Growth Portfolio                                                    34
  Growth Shares Portfolio                                                     37
  Real Estate Growth Portfolio                                                39
  Growth and Income Portfolio                                                 40
  Equity-Income Portfolio                                                     44
  Balanced Portfolio                                                          47
  Swiss Franc Bond Portfolio                                                  51
  America Income Portfolio                                                    53
  Money Market Portfolio                                                      54
Financial Statements                                                          55
Notes to Financial Statements                                                 72

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/99
--------------------------------------------------------------------------------



DEAR CONTRACT OWNER,

I am pleased to introduce this semiannual report for Pioneer Variable Contracts Trust, covering the six months ended June 30, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

With six months left in the twentieth century, it was refreshing to see the stock market broadening once again. Smaller-company stocks handily outperformed large-company stocks in the most recent quarter. Real estate investment trusts (REITs) returned to investors' radar screens and value stocks outperformed growth in the Standard & Poor's 500 over the last six months.

The change is, I believe, an indication of the inherent good sense of the open marketplace. The large "blue chip" stocks that have dominated the marketplace for several years have reached such high price levels that many investors are beginning to look elsewhere for opportunities. What they're seeing is a variety of stocks with strong fundamentals, low prices and, we believe, some real potential. The market shift reminds us that the 1990s have not remade investing completely, and that no sector of the market is ready for the moniker of "sure thing."

Overseas, many of the stock markets that languished with the "Asian flu" have shown signs of recovery. Emerging markets particularly benefited from a strong dose of fiscal responsibility on the part of both governments and corporations, as well as higher investor tolerance for risk. Stronger economic growth numbers posted by several emerging market nations, so far this year, lent credence to those countries bid for a comeback. The numbers tell the story as emerging markets (represented by the 39.87% return of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index) left the more established U.S. and European stock markets far behind for the six months ended June 30. The Standard and Poor's 500 Index, a broad-based representation of the U.S. stock market returned 12.38% and the MSCI Europe declined -2.41%.

Bonds continued to slump as an environment of higher interest rate fears and investors' greater tolerance for risk drove bond prices down and yields up. The yield on the benchmark 30-year Treasury bond was up to 5.97% by period end compared to 5.09% at the beginning of the year. To blame was a strong economy and the Federal Reserve's pledge to cut inflation off at the knees with rate hikes -- which culminated in a 0.25 point hike in short-term interest rates in late June.

Six months from the new year and a new era, we are reminded of investing's oldest lesson: Diversification benefits long-term investors. This truism is also known as not putting all your eggs in one basket. Pioneer Variable Contracts Trust provides a wide variety of investment products -- from the conservative Money Market Portfolio to the potentially volatile and rewarding Emerging Markets Portfolio.

I encourage you to read on to learn more about Pioneer Variable Contracts Trust to see how its spectrum of investment opportunities may help you reach your long-term investing goals. We've recently added to your diversification opportunities with Strategic Income Portfolio. This new portfolio combines high-yield and investment-grade bonds from the United States and around the world in pursuit of high potential income and lower overall volatility than high-yield bonds or stocks. If you have further questions, please contact your investment professional.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

EMERGING MARKETS PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATED 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

International Common Stocks               67.9%
International Preferred Stocks             3.4%
Depositary Receipts for
International Stocks                      28.5%
Warrants                                   0.2%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

Asia                                        53%
Latin America                               25%
Israel                                       7%
Europe                                       7%
Africa                                       4%
Other                                        4%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)
--------------------------------------------------------------------------------

   1. PT Astra International Tbk                             2.36%
   2. PT Modern Photo Tbk (Local Shares)                     2.30
   3. Grupo Carso Global Telecom                             2.13
   4. Development Bank of Singapore Ltd.                     2.01
   5. PT Komatsu Indonesia Tbk (Local Shares)                2.00

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $14.12         $10.49
Accumulation Unit Value                                1.3988         1.0465

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $    -         $    -          $     -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in EMERGING MARKETS PORTFOLIO at net asset value, compared to the growth of MSCI EAFE Index.

                    Emerging Markets    MSCI Emerging
                       Portfolio*     Markets Free Index
          10/98         $10,000            $10,000
          11/98         $10,510            $10,832
          12/98         $10,490            $10,675
           1/99         $10,170            $10,503
           2/99         $10,050            $10,605
           3/99         $10,990            $12,003
           4/99         $12,550            $13,487
           5/99         $12,620            $13,409
           6/99         $14,120            $14,931

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 25 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

CUMULATIVE TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------
PERIOD

Life-of-Portfolio
(10/30/98)                         41.20%

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/30/98)          39.88%          39.88%

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/30/98)          39.88%          32.88%

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/30/98)          39.88%          32.88%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


2 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

EMERGING MARKETS PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

Emerging markets posted decisive gains during the six months ended June 30, 1999 -- two years after the onset of Asia's economic crisis. What's particularly reassuring is the fact that the correction is widespread, with the most politically and economically challenged countries delivering the most dramatic returns over the last six months. The following discussion with Mark H. Madden, who leads your Portfolio's investment team, explains the factors and events that influenced their strategy and the Portfolio's performance.


Q: DID THE PORTFOLIO BENEFIT FROM THE RALLY?

A: Yes, it was a very successful period. The Portfolio posted a total return of 34.60% at net asset value. A timely decision to increase holdings in Brazil and Indonesia helped the portfolio outpace the 33.90% average annual total return for the 23 variable annuity emerging markets underlying funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks annuity portfolio performance.)


Q: WHAT ACCOUNTS FOR INVESTORS' RENEWED CONFIDENCE IN THESE MARKETS?

A: Investors, sensing a genuine turnaround in the fortunes of emerging markets, have made a wholesale shift back into emerging markets. The trigger is the growing belief that the worst of the crisis is over, with Asian countries making a long-term commitment to reform and restructuring their way to a recovery. While we are upbeat about recent headway, we are alert to the risks of investing in emerging markets, including, among others, currency fluctuations and social and economic instability.


Q: WHY DID BRAZIL PERFORM SO WELL?

A: After devaluing its currency -- the real -- in January, Brazil continued to surprise observers with its resilience and ability to manage through a severe recession. Gross domestic product grew a higher-than-expected 1% in the first quarter, helped in large part by the agricultural sector. A weaker currency made Brazil's exports more competitive in the world economy. Local interest rates declined, and inflation remained in check. Anticipating only modest inflation as opposed to a resurgence of "hyper-inflation," we began adding to holdings in early March -- focusing investments in telecommunications and banking. Portfolio holdings TELE SUDESTE CELULAR PARTICIPACOES and UNIAO DE BANCOS BRASILEIROS both rose more than 50%.


Q: HOW DID THE PORTFOLIO BENEFIT FROM ASIA'S RALLY?

A: Seeing stocks in Asia at 10-year low valuation and price levels, we began to reposition the Portfolio's allocation to certain Asian markets early in the period. We trimmed holdings in South Korea and Thailand, which were further along in their reform efforts and had already achieved large gains in stock prices. We reallocated assets to Indonesia, Malaysia and the Philippines. Crippled by political and economic instability for some time, these three countries are beginning to show strong promise. Our decision proved fortuitous, for these same countries delivered some of the best performance for the latter half of the period. On June 30, Pacific Rim holdings represented 53% of equity assets.

   Indonesia was the best performing market, climbing 122% in U.S. dollar terms over the last three months. Its currency appreciated and its gross domestic product is recovering. TELEKOMUNIKASI INDONESIA, one of the Portfolio's holdings, is a fixed-line telecommunications operator benefiting from the expectations of an improving economy and stronger consumer confidence.


Q: WHAT'S IN STORE FOR THE REST OF 1999?

A: To their credit, many emerging nations have made great strides in stabilizing their economies. However, governments must continue to press the private sector for further reform to boost the chances of full recovery. Equally important is the fundamental shift in investors' outlook. In 1998, investors were defensive -- refusing to buy stocks regardless of their bargain prices. Today, investors appear ready to take limited risk. Sentiment has clearly turned and stock prices in emerging markets should benefit.

--------------------------------------------------------------------------------

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability. These risks may be magnified in emerging markets.

The Portfolio's investment adviser, Pioneer Invest-ment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

EUROPE PORTFOLIO                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

International Common Stocks                 86%
Short-Term Cash Equivalents                  7%
Depositary Receipts for
International Stocks                         5%
International Preferred Stocks               1%
U.S. Common Stocks                           1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom                              28%
France                                      17%
Switzerland                                 11%
Germany                                     10%
Italy                                        9%
Netherlands                                  8%
Spain                                        6%
Finland                                      4%
Sweden                                       3%
Other                                        4%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Sidel, SA (Bearer Shares)                        3.60%
   2. Mannesman AG                                     2.10
   3. Shell Transport & Trading Co.                    1.99
   4. Getronics NV                                     1.75
   5. Hoechst AG                                       1.74

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                       6/30/99        12/31/98
Net Asset Value per Share                             $10.42          $10.60
Accumulation Unit Value                                 1.0329          1.0575

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)                 DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                     $    -         $0.006          $    -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in EUROPE PORTFOLIO at net asset value, compared to the growth of MSCI Europe Index.

                  Europe Portfolio*   MSCI Europe Index
          10/98        $10,000             $10,000
                       $10,150             $10,532
          12/98        $10,600             $10,992
                       $10,750             $10,922
                       $10,260             $10,644
           3/99        $10,220             $10,761
                       $10,480             $11,081
                       $10,180             $10,549
           6/99        $10,426             $10,728

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of 15 European Country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. The countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

CUMULATIVE
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(10/30/98)                         4.26%

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/30/98)           3.29%         3.29%

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/30/98)           3.29%        -2.85%

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/30/98)           3.29%        -3.21%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


4 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

EUROPE PORTFOLIO                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

We are pleased to provide this semiannual report for Europe Portfolio, which covers the six months ended June 30, 1999. Europe's economies are still languishing, leading many of the sectors in which your Portfolio invests -service, pharmaceuticals and insurance -- to deliver lackluster performance. Reflecting this, the Portfolio generated a total return at net asset value of -1.64% -- slightly better than the Morgan Stanley Capital International (MSCI) Europe Index, which returned -2.41%.


Q: WITH EUROPE'S SLUGGISH ECONOMY, ARE YOU STICKING WITH YOUR STOCK CHOICES?

A: We still have confidence in the companies in the Portfolio, and believe they have the management talent and product strength to regain their footing in the months ahead. For example, bio-technology firm BIORA (Sweden) makes a protein gel that is applied after gum surgery to promote reconstructive bone and tissue growth. With the gel approved for distribution in Europe, the United States, Canada and Japan, we are very optimistic about the prospects for this novel product, despite its slow start. In the service sector, we look for COMPASS GROUP (United Kingdom) -- which operates company cafeterias, vending machines and canteens -- to rebound when Europe's economy strengthens. TNT POST GROUP (Netherlands) offers traditional mail, express and international postal service and should also benefit from trends in corporate outsourcing. SIEMENS (Germany) is a well-diversified company whose stock is selling well below the break-up value of its parts. In our estimation, this stock is undervalued and poised for a rebound.


Q: WHICH SECTORS PERFORMED WELL FOR THE PORTFOLIO?

A: Technology and telecommunication are two sectors that served the Portfolio well during the period. Personal computing, communications technology and the internet are revolutionizing business and consumer behavior -- providing open-ended growth. Semiconductor-producer STMICROELECTRONICS (France) and software leader SAP (Germany) reflect our investments here. NOKIA (Finland), one of the Portfolio's largest holdings, rose dramatically in price. Considered the leading-edge innovator and provider of cellular phones, this dynamic company continues to increase market share worldwide.

   In the machinery sector, we think, SIDEL (France) represents a one-of-a-kind opportunity. This company makes high-speed machines for the production of plastic bottles. In the second quarter, the company announced a new procedure for making plastic bottles suitable for holding beer. In addition to selling the machinery to make the bottles, Sidel has patented the process and will earn a licensing fee for every plastic bottle made. Shares climbed dramatically on the announcement.


Q: WHAT DO YOU SEE AHEAD FOR EUROPE AND THE PORTFOLIO?

A: Continental Europe is in the midst of economic doldrums, with sluggish job growth and high unemployment. While the Pacific Rim is recovering, Asian demand for European goods remains weak -- suppressing factory production and business confidence. We expect these conditions to be temporary and think improvement will come later this year. The euro, which was down 11.67% against the U.S. dollar since its launch on January 1, should provide European exporters with a competitive edge.

   Given the wholesale shift of assets into Japanese and U.S. stocks in recent months, European markets appear to be out-of-favor at the moment, generally making them a good value. We continue to see a shift in the corporate value system, which is increasingly focused on stockholders and profitability. This new culture is underscored by a series of mergers and restructurings designed to increase Europe's global competitiveness. Given the coordinated interest rate cuts and myriad structural reforms aimed at tax and labor reform, we believe Europe has the key ingredients for an economic recovery later this year.

--------------------------------------------------------------------------------

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

INTERNATIONAL GROWTH PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

International Common Stocks                 90%
Short-Term Cash Equivalents                  5%
Depositary Receipts for
International Stocks                         3%
International Preferred Stocks               1%
International Convertible
Corporate Bonds                              1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

Europe                                    66.8%
Japan                                     18.0%
Asia                                       7.8%
Latin America                              2.8%
Other                                      4.6%


--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Shohkoh Fund                                     1.90%
   2. Nokia AB                                         1.64
   3. Rohm Co., Ltd.                                   1.60
   4. Mannesman AG                                     1.52
   5. Vodafone Group Plc                               1.45

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                       6/30/99        12/31/98
Net Asset Value per Share                             $11.37          $10.79
Accumulation Unit Value                                 1.2236          1.1544

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)                 DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                     $0.147         $   -           $   -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in INTERNATIONAL GROWTH PORTFOLIO at net asset value, compared to the growth of MSCI EAFE Index.

                  INTERNATIONAL
                  GROWTH PORTFOLIO*   MSCI EAFE INDEX
          3/95         $10,000           $10,000
          6/95         $10,360           $10,073
                       $11,051           $10,494
                       $11,053           $10,918
                       $11,407           $11,233
          6/96         $11,845           $11,411
                       $11,592           $11,398
                       $11,998           $11,579
                       $12,515           $11,398
          6/97         $13,888           $12,877
                       $14,125           $12,786
                       $12,581           $11,784
                       $14,824           $13,518
          6/98         $12,885           $13,661
                       $10,123           $11,718
                       $12,163           $14,137
                       $12,028           $14,333
          6/99         $12,983           $14,697

Index comparison begins 3/31/95. The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                          6.19%
1 Year                            0.76

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             4.72%        4.72%
1 Year              -0.65        -0.65

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             4.72%        4.12%
1 Year              -0.65        -5.71

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             4.72%        3.71%
1 Year              -0.65        -6.90

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


6 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

INTERNATIONAL GROWTH PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

The performance of international markets improved during the six months ended June 30, 1999. Following is an interview with Pavlos M. Alexandrakis, who took over the reins of International Growth Portfolio and its investment team in January of this year. He discusses the turnaround in many overseas markets and its impact on the investment team's strategy for the Portfolio.

Q: AS INTERNATIONAL MARKETS RALLIED OVER THE FIRST HALF OF THE CALENDAR YEAR,
   HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio performed well in the latter months of the period. However, its reduced weighting in emerging markets limited its participation in the rally. The 127 variable annuity international underlying funds tracked by Lipper, Inc. returned an average of 8.10% while your portfolio returned 6.74% at net asset value. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: WILL THE REDUCED ROLE OF EMERGING MARKETS IN THE PORTFOLIO CONTINUE?

A: Yes. Increasing large European and Japanese holdings and reducing smaller company and emerging market investments lowered the Portfolio's risk profile in an effort to help protect its net asset value in periods of declining markets. However, this strategy may limit upside potential. We believe it is constructive given recent volatility and the inherent risks associated with international investing, including currency fluctuations and political and economic uncertainties. In the future, we will continue fine-tune the Portfolio in response to changing market conditions.

Q: DO YOU CONSIDER THE TURNAROUND IN THE PACIFIC RIM A FULL RECOVERY?

A: Southeast Asia has been on the mend for several months now, and stock prices have risen dramatically. It's a good start, but a full recovery will take some time. The region's businesses must continue to restructure and reduce their debt to compete effectively in the world economy. In addition, China's economic stability is in question. Major difficulties there could choke the region's fragile recovery.

   Asia's economic superpower, Japan, is making its own comeback. New growth initiatives there are having a positive effect on stock prices. We bought SOFTBANK, a local internet company, and ORIENTAL LAND, which operates Disney World in Japan. In Australia, low inflation, strong domestic demand and falling unemployment contributed to rising stock prices. Portfolio holdings NEWS CORP., Rupert Murdoch's multimedia conglomerate, and WMC, one of the world's lowest-cost producers of nickel and aluminum, both benefited.

Q: WHY HAVE EUROPEAN STOCKS BEEN SO LACKLUSTER?

A: The euro has declined 11.67% against the U.S. dollar since its introduction in January. Although this situation is helping European exporters, including Portfolio holdings SIEMENS (Germany) and PHILIPS ELECTRONICS (Netherlands), it is holding back their stock prices.

   In continental Europe, growth was sluggish. Germany's economy in particular suffered disproportionately as a result of the emerging markets crisis, but there has been good news of late. Economic output rose faster than expected in the first quarter of this year. Falling interest rates, job growth and consumer confidence should become a driving force for further economic recovery throughout Europe next year.

Q: ARE YOU FINDING ANY VALUE OPPORTUNITIES IN EUROPE?

A: We've found several promising restructuring candidates in Europe that we think offer tremendous value. These companies are taking steps to improve returns and boost global competitiveness by merging, spinning off unprofitable subsidiaries or reducing costs. BARCLAYS (U.K.), ELF AQUITAINE (France) and HOECHST (Germany) all fit this profile.

Q: WHAT'S IN STORE FOR THE BALANCE OF 1999?

A: If emerging markets remain strong, investors are likely to remain interested.
   However, in the aftermath of recent stellar gains, we would not be surprised to see profit-taking break the momentum of Southeast Asia's rally in the second half of 1999. In Europe, we expect to see signs of a full-fledged economic recovery early next year. In the meanwhile, the ability of the United States to maintain its economic growth will be a decisive factor in the continued improvement of international stock prices and your Portfolio's holdings.

--------------------------------------------------------------------------------

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

CAPITAL GROWTH PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                          92%
Short-Term Cash Equivalents                  6%
International Common Stocks                  1%
Depositary Receipts for
International Stocks                         1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Technology                                  18%
Financial                                   15%
Consumer Cyclicals                          13%
Consumer Staples                            12%
Capital Goods                               10%
Utilities                                   10%
Basic Materials                              6%
Healthcare                                   5%
Energy                                       5%
Other                                        6%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. NCR Corp.                                        3.66%
   2. Imation Corp.                                    3.08
   3. Frontier Corp.                                   2.67
   4. McDonald's Corp.                                 2.38
   5. Columbia/HCA Healthcare Corp.                    2.21

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                       6/30/99        12/31/98
Net Asset Value per Share                             $16.77          $14.49
Accumulation Unit Value                                 1.7715          1.5300

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)                 DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                     $0.134         $   -           $   -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in CAPITAL GROWTH PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

                  CAPITAL
                  GROWTH PORTFOLIO*   S&P 500 INDEX
          3/95         $10,000           $10,000
                        $9,910           $10,332
          6/95         $10,650           $11,316
                       $11,980           $12,215
                       $11,713           $12,949
                       $12,624           $13,644
          6/96         $13,527           $14,254
                       $13,141           $14,693
                       $13,473           $15,917
                       $14,268           $16,345
          6/97         $15,541           $19,195
                       $17,559           $20,631
                       $16,800           $21,224
                       $18,652           $24,182
          6/98         $18,228           $24,984
                       $14,411           $22,502
                       $16,125           $27,290
                       $16,503           $28,968
          6/99         $18,814           $30,668

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                          15.71%
1 Year                             3.21

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            14.12%        14.12%
1 Year               1.77          1.77

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            14.12%        13.67%
1 Year               1.77         -3.42

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            14.12%        13.36%
1 Year               1.77         -4.64

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


8 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

CAPITAL GROWTH PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

The first half of Capital Growth Portfolio's fiscal year ended on June 30, 1999. In the following discussion Rod Wright, the Portfolio's manager, provides an update on the economic environment and investment strategies that shaped the Portfolio's improved performance over the period.

Q: THE STOCK MARKET BROADENED OVER THE LAST SIX MONTHS. DID THIS HELP THE
   PORTFOLIO?

A: Yes. The Portfolio is positioned as a mid-cap value fund and both mid-caps and value enjoyed a resurgence. As a result, I am pleased to say that the Portfolio's 16.60% return at net asset value for the period outperformed both the Standard & Poor's 500 Index's 12.38% return and the 12.61% average return of the 187 variable annuity growth underlying funds, as tracked by Lipper, Inc. (Lipper is an independent firm that tracks annuity portfolio performance.) In addition, the Portfolio significantly outperformed the Standard & Poor's MidCap 400 Index, which returned 6.87% over the period.

Q: IN YOUR LAST REPORT YOU TALKED ABOUT A FOCUS ON MID-CAP STOCKS. WHY ARE YOU
   FOCUSING ON MID-CAPS?

A: We are focused on mid-cap companies because we believe that not only are mid-caps attractively valued relative to the broader market, but they are also attractive investments in their own right. Typically, they are big enough to be strong, stable competitors with the financial wherewithal to withstand recessions and market turmoil and yet are nimble enough to compete aggressively. Frequently, they are attractive acquisitions for larger companies.

Q: WHEN EVALUATING INDIVIDUAL STOCKS, WHAT DO YOU LOOK FOR?

A: Our value investment orientation leads us to the stocks of companies that are selling at a discount to their intrinsic value. We like to buy companies that have minimal downside risk and substantial upside potential, which we believe provides us with a favorable risk/reward ratio. We focus on companies that have strong franchises, healthy balance sheets and creative managements. Finding these is an intensive process and one significant advantage we have is the depth of Pioneer's strong research staff.

Q: HOW DID THE MARKET ROTATION TOWARD VALUE STOCKS HELP THE PORTFOLIO?

A: The Portfolio owns a relatively high percentage of stocks in the consumer cyclical and capital goods sectors. They tend to be cyclical and are sensitive to the ups and downs of the world economy. As confidence in the global economy rose, stocks in these sectors boosted performance. Also helping the Portfolio were a number of technology positions, including FIRST DATA, which processes credit card transactions, FRONTIER, a communications company, and ANALOG DEVICES, a manufacturer of integrated circuits. Retailers, including the automotive supply store PEP BOYS -- MANNY, MOE & JACK and VENATOR GROUP, the operator of Foot Locker and Champs Sports, also contributed to the Portfolio's return.

   Among the weaker sectors were the healthcare and utility sectors. Weak earnings and regulatory uncertainty in the healthcare sector caused healthcare stocks to fall out of the market's favor. Fortunately, we were significantly underweighted in this sector. Utilities are very interest-rate sensitive and were hurt by the rate increase, although we remain excited about the prospects for this rapidly deregulating industry.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: Looking forward, we are excited by the potential we see in mid-cap value stocks, and by the quality and range of the Portfolio's holdings. For the most part, we believe the companies in the Portfolio have strong balance sheets, market positions, managements and solid growth prospects. The Portfolio continues to be selective about stock prices and we are mindful of value, growth prospects and preserving capital. We strive to avoid the crowd, separating the inexpensive from the cheap with poor prospects, always trying to identify solid, long-term value investments for our shareholders.

GROWTH SHARES PORTFOLIO                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 90%
Short-Term Cash Equivalents                         8%
Depositary Receipts for International Stocks        1%
International Preferred Stocks                      1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Consumer Staples                                   37%
Financial                                          21%
Technology                                         16%
Capital Goods                                       9%
Consumer Cyclicals                                  7%
Healthcare                                          6%
Basic Materials                                     3%
Communication Services                              1%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Progressive Corp.                                   6.73%
   2. Infinity Boadcasting Corp.                          5.81
   3. Sealed Air Corp.                                    5.41
   4. Comcast Corp. (Non-voting)                          5.36
   5. Berkshire Hathaway, Inc. (Class A)                  5.28

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $22.42          $20.34
Accumulation Unit Value                                1.4627          1.3329

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.005         $0.029          $    -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in GROWTH SHARES PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

                      Growth Shares
                        Portfolio*    S&P 500 Index
          10/97          $10,000          $10,000
          11/97          $10,160          $10,463
          12/97          $10,227          $10,643
           1/98          $10,460          $10,760
           2/98          $11,527          $11,536
           3/98          $11,773          $12,126
           4/98          $12,273          $12,250
           5/98          $12,080          $12,039
           6/98          $12,574          $12,528
           7/98          $12,374          $12,395
           8/98          $10,687          $10,604
           9/98          $11,094          $11,284
          10/98          $12,041          $12,200
          11/98          $12,621          $12,940
          12/98          $13,561          $13,685
           1/99          $13,961          $14,257
           2/99          $13,727          $13,814
           3/99          $14,761          $14,526
           4/99          $14,894          $15,089
           5/99          $14,514          $14,732
           6/99          $14,970          $15,379

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(10/31/97)                         27.52%
1 Year                             19.06

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/31/97)          25.74%         25.74%
1 Year              17.40          17.40

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/31/97)          25.74%         22.61%
1 Year              17.40          11.41

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/31/97)          25.74%         22.08%
1 Year              17.40          10.40

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15%
    administrative expense charge and for Pioneer Vision and Pioneer Vision 2 the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


10 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

GROWTH SHARES PORTFOLIO                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

Stock market trends in the United States shifted starting in April of this year. Small company stocks outperformed large company stocks and the long ignored value stocks outperformed growth stocks. The following is an interview with Jeffrey B. Poppenhagen who leads the Growth Shares Portfolio investment team. He discusses the events and factors that influenced your Portfolio's performance over the recent six-month period.


Q: HOW DID THE PORTFOLIO PERFORM?

A: In absolute terms, the Portfolio performed well for the first half of the year, returning 10.40% at net asset value. However, the Portfolio underperformed compared to the 12.61% average return of the 187 variable annuity growth underlying funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks annuity portfolio performance.)


Q: WHY DIDN'T THE PORTFOLIO KEEP PACE WITH THE S&P 500 THIS PERIOD?

A: One reason was our position in consumer staples, especially multinational companies like COCA-COLA and GILLETTE. Gillette was down nearly 14% for the period and represents 3.97% of the portfolio as of June 30, 1999. The company issued a profit warning for the second quarter, announcing that they expected earnings per share to be down 20%, not 10% as previously reported. We believe that Gillette's earnings will improve following a rebound in emerging market economies, and as their new Mach 3 razor continues to gain market share. Coca-Cola's net income dropped 21% in the second quarter due to a drink contamination scare in Europe and weak sales in other overseas markets. While these multinational companies hurt the Portfolio's short-term performance, we believe their long-term roles as leaders in their respective industries will remain unchanged.


Q: WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO?

A: Yes. We sold many of the Portfolio's big name technology stocks, such as DELL
   COMPUTERS. We are concerned with the quality of reported earnings from many technology companies. Increasingly, companies are issuing stock options to employees as part of their compensation. Issuing stock options is not a particularly troubling issue by itself. However, because stock options are not counted as an expense against revenue like all other forms of compensation, accounting for them is becoming a very large issue. We think the current methodology may be causing earnings to be overstated, especially among technology and financial services companies.

   Considering the returns on invested capital being generated by many technology companies, and adjusting for their options-for-compensation expenses, we think technology stocks are a less attractive investment today. As we move away from this sector, we're shifting assets to telecommunications, where we think an increasingly networked world will provide the potential for strong growth.


Q: ARE THERE ANY OTHER CHANGES OF NOTE TO THE PORTFOLIO?

A: We sold many stocks that had performed exceptionally well in the past. We redirected proceeds into other stocks we think have their best performance potential ahead of them, not behind. For instance, while we have eliminated positions in INTEL and DELL, we have increased our holdings in INFINITY BROADCASTING and COMCAST.


Q: HOW DO YOU SEE THE REST OF THE YEAR UNFOLDING?

A: The difficulties inherent in economic forecasting aside, we continue to believe that the consumer-based multinational companies like Coca-Cola, Gillette and MCDONALD'S are among the finest franchises in the world, with plenty of growth potential for the future. If overseas economies continue to improve, these and other holdings in the Portfolio should benefit.

REAL ESTATE GROWTH PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 93%
International Common Stocks                         5%
Short-Term Cash Equivalents                         2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Real Estate Investment Trusts                      92%
Real Estate Services                                7%
Services                                            1%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)
--------------------------------------------------------------------------------

   1. Equity Residential Property Trust                   4.84%
   2. Equity Office Properties Trust                      4.84
   3. Trizec Hahn Corp.                                   4.67
   4. AvalonBay Communities, Inc.                         4.24
   5. Mack-Cali Realty Corp.                              4.16

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $13.27         $13.07
Accumulation Unit Value                                1.5455         1.4819

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.310         $0.005          $0.119

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in REAL ESTATE GROWTH PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index.

                      Real Estate                      Wilshire Real Estate
                   Growth Portfolio*   S&P 500 Index     Securities Index
           3/95          $10,000          $10,000            $10,000
           6/95          $10,721          $10,953            $10,435
                         $11,564          $11,823            $10,930
                         $11,696          $12,533            $11,322
                         $12,020          $13,206            $11,800
           6/96          $12,316          $13,796            $12,360
                         $13,548          $14,221            $13,090
          12/96          $15,875          $15,406            $15,497
                         $16,178          $15,820            $15,781
                         $16,875          $18,579            $16,507
                         $19,340          $19,969            $18,592
           6/98          $19,235          $20,543            $18,565
                         $19,105          $23,406            $18,425
                         $18,090          $24,182            $17,579
                         $15,670          $21,780            $15,477
          12/98          $15,629          $26,414            $15,330
                         $14,616          $28,038            $14,798
           6/99          $16,414          $29,683            $16,369

Index comparison begins 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate securities. The Index is 94% REITs (real estate investment trusts) (equity and hybrid) and 6% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                           12.12%
1 Year                             -9.26

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            10.57%         10.57%
1 Year             -10.59         -10.59

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            10.57%         10.07%
1 Year             -10.59         -15.15

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            10.57%          9.73%
1 Year             -10.59         -16.22

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


12 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

REAL ESTATE GROWTH PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------
Real estate stocks rallied this spring, as fears of the U.S. stock market's lofty prices sent value-conscious investors in search of out-of-favor stocks. In the interview that follows, Matthew Ostrower, the Portfolio's new manager and leader of the Portfolio's management team, discusses the real estate market's improving prospects and its impact on Real Estate Growth Portfolio's performance.

Q: WHAT FACTORS CONTRIBUTED TO THE TURNAROUND IN REAL ESTATE INVESTMENT TRUST
   (REIT) STOCKS?

A: A rising tide of optimism about the sector and undervalued stocks in general helped REITs recover. The past three months of the period were particularly rewarding for the Portfolio, which achieved double-digit gains. This more sanguine environment contrasts sharply with the first half of the period, which was overshadowed by fears of recession and higher interest rates. All told, the Portfolio returned 5.02% at net asset value for the six months ended June 30, 1999, while the 17 variable annuity underlying real estate funds tracked by Lipper, Inc. averaged 5.98%. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: HAS THE PORTFOLIO'S STRATEGY CHANGED SINCE YOU ASSUMED MANAGEMENT
   RESPONSIBILITIES IN APRIL?

A: No, but we are in the process of expanding the Portfolio's focus on growth companies, since REITs offer both income and capital appreciation potential. I'm drawn to large, high-quality companies with good earnings potential. Three new holdings exemplify this increased emphasis on growth. RECKSON ASSOCIATES REALTY is an office and industrial REIT geographically focused in and around New York City. VORNADO REALTY TRUST owns a variety of property types nationally, but is particularly well-positioned in Manhattan. AVALONBAY COMMUNITIES is regarded as one of the best developers of top-quality apartments.

Q: WILL YOUR INCREASED EMPHASIS ON GROWTH AFFECT THE PORTFOLIO'S YIELD?

A: We do not foresee any significant impact on the Portfolio's yield. REITs pay out 95% of their taxable earnings in dividends in return for their corporate tax-free status helping them maintain relatively high yields for stocks as an asset class. Reflecting this, on June 30, the Portfolio's annualized distribution yield of 4.75% compared favorably with the 1.22% yield for the Standard & Poor's 500 Index. The Portfolio's 30-day current yield as of June 30, 1999 was 5.38%.

Q: WHICH SECTORS CURRENTLY OFFER THE GREATEST POTENTIAL?

A: I believe the outlook for the apartment, office and diversified sectors is particularly promising. Since apartment REITs have relatively short-term leases typically one year rental increases can be adjusted quickly to account for inflation. The sector outperformed during the latter half of the period including holding CHARLES E. SMITH RESIDENTIAL REALTY.

   The Portfolio's holdings in office REITs tend to be geographically focused in central business districts, with high barriers to entry for new competitors. We have high expectations for the New England-based MACK-CALI REALTY and TRIZECHAHN, a non-REIT with a large portfolio of office towers nationwide. The diversified sector includes REITs that invest in multiple property types and are not limited to a single geographic region. COUSINS PROPERTIES builds office buildings, as well as power centers, which are comprised of a few major tenants that can attract destination shoppers rather than browsers.

   We have some trepidation about the hotel sector, after four years of strong increases in room rates. We trimmed some holdings and will continue to monitor the sector closely.

Q: WHAT IS YOUR OUTLOOK?

A: I'm optimistic about REITs in the months ahead. In 1998, investors overly discounted the impact of overbuilding, tighter credit and a potential economic slowdown. Share prices of REITs suffered, making it difficult for companies to raise capital for acquisition or development. Our research efforts will continue to focus on the dominant REITs, which can generate internal growth from effective management of the properties they own, regardless of market conditions.

--------------------------------------------------------------------------------

Effective March 31, 1999, Robert Benson stepped down as the portfolio manager of Real Estate Growth Portfolio. His successor, Matthew Ostrower, assumed the daily management of the Portfolio as new manager and leader of the Portfolio's investment management team. Mr. Ostrower is a three-year veteran of the Portfolio's management team.

Real estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

GROWTH AND INCOME PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 92%
Short-Term Cash Equivalents                         3%
Depositary Receipts for International Stocks        3%
International Common Stocks                         2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financial                                          19%
Technology                                         18%
Communication Services                             13%
Healthcare                                         11%
Consumer Cyclicals                                 11%
Consumer Staples                                   10%
Capital Goods                                       6%
Energy                                              6%
Basic Materials                                     3%
Other                                               3%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)
--------------------------------------------------------------------------------

   1. Schering-Plough Corp.                               4.07%
   2. IBM Corp.                                           3.13
   3. Sun Microsystems, Inc.                              2.19
   4. SBC Communications, Inc.                            2.13
   5. BellSouth Corp.                                     2.00

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $21.79         $19.76
Accumulation Unit Value                                1.4390         1.3108

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.070         $0.019          $0.005

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in GROWTH AND INCOME PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

                       Growth and         S&P 500
                    Income Portfolio*      Index
          10/97          $10,000          $10,000
                         $10,473          $10,463
          12/97          $10,543          $10,643
                         $10,790          $10,760
                         $11,490          $11,536
                         $11,944          $12,126
                         $11,944          $12,250
                         $11,663          $12,039
           6/98          $11,964          $12,528
                         $11,877          $12,395
                         $10,315          $10,604
                         $10,985          $11,284
                         $11,986          $12,200
                         $12,557          $12,940
          12/98          $13,296          $13,685
                         $13,505          $14,257
                         $13,256          $13,814
                         $13,525          $14,526
                         $14,266          $15,089
                         $14,037          $14,732
           6/99          $14,728          $15,379

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(10/31/97)                         26.27%
1 Year                             23.10

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/31/97)          24.52%         24.52%
1 Year              21.39          21.39

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/31/97)          24.52%         21.36%
1 Year              21.39          15.39

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(10/31/97)          24.52%         20.83%
1 Year              21.39          14.39

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


14 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

GROWTH AND INCOME PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

In the following discussion John A. Carey, Growth and Income Portfolio's manager, provides an update on the economic environment and investment strategies that shaped performance over the period.

Q: VALUE STOCKS MADE A STRONG COMEBACK IN THE SECOND QUARTER. WHAT SPARKED THE
   SHIFT IN INVESTOR DEMAND?

A: One of the intriguing aspects of the stock market is its changeability. What is "hot" one quarter may be "cold" the next, for reasons hard to discern from any actual business fundamentals such as sales and earnings growth.

   The rotation into value stocks resulted from better earnings reports from many of the more economically sensitive stocks. In addition, earnings disappointments for some of the large companies, particularly some of the technology issues that were driving the market, began to appear in March and April. But the important thing, we think, is to focus on the longer term prospects for companies and to invest on that basis.

Q: DID THE BROADENING OF THE MARKET HELP THE PORTFOLIO'S PERFORMANCE?

A: Yes, it was a definite plus, especially during the second quarter when it helped the Portfolio outperform the broad market, as the Portfolio gained 8.90% at net asset value versus 7.05% for the Standard & Poor's 500 Index. For the six-month period as a whole, the Portfolio returned 10.77%, while the average variable annuity growth and income underlying fund returned 11.70% as reported by Lipper, Inc. (Lipper is an independent firm that reports annuity portfolio performance.)

Q: PLEASE REVIEW THE PORTFOLIO'S INVESTMENT STRATEGY.

A: We work at assembling a representative selection of the very best - generally larger - companies, usually based in the United States. We attempt to buy stocks when the price is favorable for good, longer-term gains. We generally emphasize well-established companies with significant public operating records, strong finances and evidence of management commitment to stockholders. The portfolio is diversified across sectors and industries and among companies in the various sectors and industries. Moderation of risk and volatility and preservation of capital are important considerations of our management style. All in all, it is a value-based approach to the blue-chip market.

Q: YOU ADDED A NUMBER OF NEW HOLDINGS OVER THE PERIOD. WHAT WERE THEY? WHAT
   OTHER CHANGES WERE MADE?

A: We've been quite active, adding a number of new stocks and also selling others. Included among the larger purchases were BOEING, one of the two principal commercial aerospace companies in the world, HASBRO, a manufacturer of toys, and KROGER, an operator of grocery stores. We also added BANKBOSTON, which expects soon to be merged into Fleet Financial, and DOW JONES, publisher of THE WALL STREET JOURNAL.

   Sales, all at profits, were completed in NOVARTIS, BANC ONE, UNITED HEALTHCARE and GENERAL MOTORS (CLASS H). Of course, we can't guarantee that what we have bought will do better than what we have sold. However, we must make decisions every day about relative total return prospects. In the instances just cited, we believe that we found more attractive situations in which to deploy Portfolio assets.

Q: CORPORATIONS CONTINUE TO POST STRONG EARNINGS. DO YOU THINK THIS WILL
   CONTINUE FOR THE REMAINDER OF THE YEAR?

A: While we are naturally wary of forecasts that ignore risks, we do find lots of reasons for hope that American business will continue doing very well over the next several years. The economic cycle we're in has been extraordinarily long and robust. Part of the story is technology: the United States is undergoing one of the most far-reaching transformations of our industrial and service base ever. Technology is not only enhancing productivity throughout the economy, but it is also a major growth engine on its own, as our computer and software companies sell their products both here and around the world. We recognize that growth won't come without interruption in this or any year but we are optimistic about the long-term prospects for the U.S. stock market.

EQUITY-INCOME PORTFOLIO                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stock                                  99%
U.S. Convertible Preferred Stocks                   1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financial                                          21%
Communication Services                             13%
Healthcare                                         11%
Utilities                                          11%
Consumer Cyclicals                                  9%
Basic Materials                                     8%
Consumer Staples                                    7%
Energy                                              7%
Technology                                          6%
Other                                               7%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)
--------------------------------------------------------------------------------

   1. Schering-Plough Corp.                               4.01%
   2. Ameritech Corp.                                     3.58
   3. GTE Corp.                                           2.81
   4. Ford Motor Co.                                      2.44
   5. SBC Communications, Inc.                            2.40

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $22.25         $21.44
Accumulation Unit Value                                2.3733         2.2300

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.180         $0.034          $0.550

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in EQUITY-INCOME PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

                     Equity-Income
                       Portfolio*     S&P 500 Index
          3/95          $10,000          $10,000
                        $10,280          $10,332
          6/95          $10,990          $11,316
                        $12,290          $12,215
                        $12,362          $12,949
                        $12,778          $13,644
          6/96          $12,881          $14,254
                        $13,189          $14,693
                        $14,240          $15,917
                        $14,745          $16,345
          6/97          $16,867          $19,195
                        $18,202          $20,631
                        $19,257          $21,224
                        $21,434          $24,182
          6/98          $21,635          $24,984
                        $20,388          $22,502
                        $23,455          $27,290
                        $22,711          $28,968
          6/99          $25,207          $30,668

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                           23.80%
1 Year                             16.51

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            22.09%         22.09%
1 Year              14.89          14.89

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            22.09%         21.73%
1 Year              14.89           9.03

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            22.09%         21.49%
1 Year              14.89           7.89

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


16 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

EQUITY-INCOME PORTFOLIO                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

In the following discussion Equity-Income Portfolio's manager, John A. Carey, provides an update on the economic environment and investment strategies that shaped performance over the period.


Q: HAS THE STOCK MARKET CHANGED MUCH SINCE YOUR LAST REPORT?

A: Yes. The global economy improved as the year progressed and, in turn, a greater cross-section of stocks turned in better earnings. This was a sharp change from the trend of having a limited focus on a few large growth stocks. Right now, like everyone else, we are watching interest rates, hoping they do not increase much more.


Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: The Portfolio generated a total return of 7.47% at net asset value. In comparison the average variable annuity equity-income underlying fund returned 10.75% as reported by Lipper, Inc. (Lipper is an independent firm that reports annuity portfolio performance.) The Portfolio's strategy is conservative, with the vast majority of holdings required to pay a dividend. So, we were pleased to generate a solid return, especially since most high-flying growth stocks aren't eligible for the Portfolio.


Q: HOW DO YOU DEAL WITH THE CHALLENGE OF FINDING STOCKS THAT PAY A CONSISTENT
   DIVIDEND, ESPECIALLY WHEN INVESTORS DO NOT SEEM AS INTERESTED IN DIVIDENDS AS THEY ONCE WERE?

A: First of all, dividends and their reinvestment remain very important.
   Long-term calculations show that reinvested dividends generally make up a large part of the total investment return available in the stock market. As a component of an overall financial strategy, dividends and dividend policy convey information to investors about a company's expectations for future earnings and cash flows. Dividends, especially their regular payment over a period of years, are also a sign of financial discipline on the part of the company paying them as well as a confirmation of its commitment to stockholders. So we think dividends still provide a pretty good gauge by which to measure companies and are somewhat baffled that they seem to have slipped from favor in some investment circles.


Q: WHAT WORKED FOR THE PORTFOLIO OVER THE PERIOD? WHAT DIDN'T WORK?

A: Telephone stocks were very strong as investors recognized the growth potential in the industry. Also, banks, oil companies and cyclical stocks in industries ranging from chemicals to autos and producer goods did well. The more positive economic outlook led investors back to many stocks they had sold during the negative mood of last summer.

   On the other hand, insurance and food stocks were weak since investors remained concerned about earnings in those industries. Utilities were down slightly as fears grew about rising interest rates.


Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A: Looking for value across many industries, we made new purchases in regional banking, defense and aerospace, auto parts and equipment. New positions included BANKBOSTON in banking, GENERAL DYNAMICS and LOCKHEED MARTIN in defense and DELPHI AUTOMOTIVE SYSTEMS and GOODYEAR TIRE & RUBBER in auto parts. We also added to existing holdings in several other industries, including paper and forest products, diversified manufacturing and advertising, among other industries.

   We sold stocks we believed had reached their potential and replaced those for which we could find more attractive alternatives. Among the stocks we sold were GENERAL ELECTRIC, BELL ATLANTIC, DAIMLERCHRYSLER and U.S. BANCORP.


Q: HOW WOULD YOU ASSESS THE STOCK MARKET FOR THE NEXT SIX MONTHS?

A: We are optimistic as we look forward and see the tremendous potential for growth in earnings and dividends at the companies in the Portfolio. Of course, the business cycle will most likely turn down some day, and probably not when anyone is expecting it. But for now there are lots of opportunities, we think, to pursue good returns, and we are working hard to seize them and make them work for you.

BALANCED PORTFOLIO                              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 48%
Corporate Bonds                                    22%
U.S. Government Agency Obligations                 17%
U.S. Treasury Obligations                          12%
International Common Stocks                         1%

SECTOR DISTRIBUTION
(As a percentage of total investment in securities)

U.S. Government Securities                         29%
Financial                                          16%
Consumer Cyclicals                                  9%
Consumer Staples                                    9%
Energy                                              7%
Communication Services                              7%
Technology                                          7%
Capital Goods                                       7%
Healthcare                                          3%
Other                                               6%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of total investment in securities)
--------------------------------------------------------------------------------

   1. U.S. Treasury Bonds, 6.5%, 10/15/06                           6.30%
   2. Ford Motor Co.                                                2.22
   3. Lucent Technologies, Inc.                                     2.14
   4. Government National Mortgage Association, 6.5%, 3/15/29       2.12
   5. U.S. Treasury Bonds, 6.125%, 11/15/27                         2.11

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $14.63         $14.47
Accumulation Unit Value                                1.5730         1.5407

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.240         $     -         $     -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in BALANCED PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index and Lehman Brothers Government/Corporate Bond Index.

                                                                 Lehman Brothers Government/
                    Balanced Portfolio            S&P 500 Index     Corporate Bond Index
           3/95          $10,000                    $10,000               $10,000
           6/95          $10,598                    $10,953               $10,649
                         $11,774                    $11,823               $10,853
          12/95          $11,847                    $12,533               $11,359
                         $12,206                    $13,206               $11,093
           6/96          $12,437                    $13,796               $11,144
                         $12,700                    $14,221               $11,340
          12/96          $13,536                    $15,406               $11,687
                         $13,523                    $15,820               $11,586
           6/97          $14,882                    $18,579               $12,007
                         $16,120                    $19,969               $12,428
          12/97          $15,920                    $20,543               $12,827
                         $17,058                    $23,406               $13,022
           6/98          $16,921                    $24,182               $13,362
                         $15,851                    $21,780               $14,023
          12/98          $16,341                    $26,414               $14,042
                         $16,250                    $28,038               $13,874
           6/99          $16,800                    $29,683               $13,723

Index comparisons begin 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of investment-grade domestic and Yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indexes.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                           13.24%
1 Year                             -0.71

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            11.68%         11.68%
1 Year              -2.10          -2.10

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            11.68%         11.19%
1 Year              -2.10          -7.09

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)            11.68%         10.87%
1 Year              -2.10          -8.27

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


18 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

BALANCED PORTFOLIO                              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

As investors showed renewed signs of interest in small-company and other neglected stock choices, Balanced Portfolio continued to rely on the time-tested method of value investing for a balanced outcome of growth and income. In the following discussion, the Portfolio's management team - Eric Weigel and Tin Chan, with Ken Taubes speaking for the fixed-income team - review the performance of your Portfolio and the factors that affected it over the past six months. Mr. Weigel focuses on asset allocation decisions for the portfolio, while Mr. Chan is responsible for stock selection.

Q: HOW DID BALANCED PORTFOLIO PERFORM FOR THE SIX MONTHS ENDED JUNE 30?

A: Performance has improved since our last report with the Portfolio providing a 2.81% total return at net asset value, although it still trailed the average 6.12% return of the 63 variable annuity balanced underlying funds tracked by Lipper, Inc. The Portfolio's investors received a total of $0.24 in dividend income distributions. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: ERIC, WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE IN COMPARISON
   TO OTHER FUNDS?

A: The Portfolio's focus on dividend-paying stocks worked against it because investors were more interested in growth stocks. In addition, the Portfolio's assets were conservatively allocated -- with a higher allotment to bonds than our peers. Finally, your Portfolio is value-oriented, and value stocks had been out of favor. It was only in the most recent quarter that value and dividend-paying stocks came back and helped boost Portfolio returns.

Q: TIN, WHAT EQUITY HOLDINGS HELPED THE PORTFOLIO'S PERFORMANCE?

A: There were several contributors including AT&T and WAL-MART STORES, that stand out. Other department stores simply cannot compete with Wal-Mart and the reputation that it has established. Recently, the company entered the financial services arena with its purchase of Federal BankCentre, a bank based in Oklahoma. AT&T is now positioning itself to benefit from tremendous growth with its goal of becoming a "one-stop-shop" for cable, internet and telephone access.

Q: KEN, HAVE THERE BEEN MANY CHANGES IN THE BOND PORTFOLIO DURING THE LAST SIX
   MONTHS?

A: We've continued to invest in mortgage-backed and corporate bond issuers as we look to maximize the Portfolio's income. We added chemical company HUNTSMAN ICI CHEMICALS, a high-yield issuer we think is well positioned against its competitors. New holding RBF FINANCE, an oil rig engineering construction firm, also did quite well over the six months. We've found value in several high-yielding issues and, as a result, that sector's weighting has been increased. (The prospectus allows a maximum of 10% of the Portfolio's assets in high-yield investments. These investments carry more risk than lower-yielding issues.)

Q: KEN, DO YOU ALSO USE A VALUE APPROACH TO BONDS FOR THE PORTFOLIO?

A: Yes. Our research team carefully analyzes potential holdings, in pursuit of securities we believe can provide stable high-yielding results at attractive prices. At the same time, we strive to maintain an investment-grade credit rating for the bond portfolio as a whole. (Ratings apply to underlying securities, not Portfolio shares.) Over time, compounding the income from these types of holdings should, we believe, provide shareowners with good dividends and a strong total return.

Q: ERIC AND TIN, GOING FORWARD HOW WILL YOU MANAGE THE PORTFOLIO?

A: The Portfolio is designed to appeal to investors seeking regular income who also want to maintain a relatively stable portfolio, one without a lot of volatility. Going forward, we'll strive to move the Portfolio's investment allocation to 55% stocks and 45% bonds for the near future at least. We believe this mix will help take advantage of equities, benefiting from positive earnings results, while also taking into consideration the potential for the return of inflation to the economy. Our focus will remain on value stocks with low price-to-earnings and low price-to-book ratios, and Ken will continue to include value-based fixed-income instruments in the bond portion of the Portfolio.

SWISS FRANC BOND PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

Corporate Bonds                                    63%
Foreign Government Bonds                           24%
Short-Term Cash Equivalents                        13%

PORTFOLIO QUALITY
(As a percentage of debt holdings)

AAA                                                39%
AA                                                 42%
A                                                  19%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

   1. Transpower Finance Ltd., 4.25%, 6/10/04             5.80%
   2. GMAC Canada Ltd., 3.75%, 1/16/01                    5.59
   3. AB Spintab, 3.25%, 1/24/02                          5.56
   4. Asian Development Bank, 7.375%, 11/27/00            5.54
   5. J.P. Morgan & Co. Inc., 2.0%,  12/27/01             5.42

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                            $11.71         $13.22
Accumulation Unit Value                                0.7676         0.8726

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $    -         $    -          $    -

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in SWISS FRANC BOND PORTFOLIO at net asset value, compared to the growth of Merrill Lynch Global Bond Index.

                       Swiss Franc                Merrill Lynch
                     Bond Portfolio*            Global Bond Index
          11/95          $10,000                      $10,000
                         $10,013                      $10,110
                          $9,807                       $9,944
           6/96           $9,244                       $9,991
                          $9,416                      $10,246
                          $8,931                      $10,515
                          $8,399                      $10,205
           6/97           $8,379                      $10,543
                          $8,372                      $10,740
                          $8,313                      $10,845
                          $8,100                      $10,968
           6/98           $8,079                      $11,196
                          $8,978                      $11,935
                          $9,101                      $12,231
                          $8,543                      $11,861
           6/99           $8,061                      $11,548

Index comparison begins 11/30/95. The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD
Life-of-Portfolio
(11/1/95)                          -5.65%
1 Year                             -0.23

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(11/1/95)           -6.97%         -6.97%
1 Year              -1.62          -1.62

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(11/1/95)           -6.97%         -7.85%
1 Year              -1.62          -6.64

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(11/1/95)           -6.97%         -8.37%
1 Year              -1.62          -7.82

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


20 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

SWISS FRANC BOND PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

In the first half of calendar 1999, surging stock markets in the United States, Japan and emerging markets around the world established a confident investing environment. Investors' tolerance for risk rose with the world's stock markets and Swiss Franc Bond Portfolio suffered accordingly. The following is a discussion with the Portfolio's manager and leader of its investment team, Sal Pramas.


Q: HOW DID THE PORTFOLIO PERFORM IN THIS DIFFICULT ENVIRONMENT?

A: The Portfolio declined 11.42% at net asset value for the six months ended
   June 30, 1999. In comparison, the Merrill Lynch Global Bond Index returned 5.20%. The Portfolio, although close, did not quite meet its investment goal of tracking the return of the Swiss franc, down 12.66% against the U.S. dollar for the period.

   Your portfolio attempts to track the value of the Swiss franc, by investing in Swiss franc-denominated bonds with a maturity of three to five years. While interest rates stayed steady for the first five months of the period, they rose significantly in June hurting the price of many of the bonds held by the Portfolio -- leading to the Portfolio's inability to match the return of the Swiss franc. As of June 30, 1999, the average maturity of the bonds in the Portfolio dropped slightly over the course of the six months to 3.17 years.


Q: WHY TRACK THE SWISS FRANC?

A: Historically, the Swiss franc has been a strong currency in times of economic volatility. A haven for conservative investors, the Swiss franc rewarded investors during 1998's volatile markets while in the first half of 1999 strong global equity markets have dimmed its appeal. The Swiss franc's competitive advantage relies on the stability of Switzerland's internal affairs in relation to the rest of the world, especially other global market participants. Bad loans, inflation, poor trade balances and civil strife are symptoms that affect the value of a country's currency. Across wars and economic hard times, Switzerland's political neutrality and tight economic controls have established the Swiss franc as a traditional safe haven against the world's economic uncertainties.


Q: HOW DID A STRONG U.S. DOLLAR AND A WEAK EURO HURT THE SWISS FRANC?

A: Over the first half of the year, the Portfolio's performance suffered from the strength of the U.S. dollar -- the Swiss franc's principal competition. The dollar benefited from the United States' attractive high yields relative to inflation, its economic strength and the record bull market that continues to march on. This balance of stability and return is attracting capital from around the world.

   The perception that the euro, with its own independent central bank, might be strong competition for the U.S. dollar did not pan out in the first half of 1999. As the euro weakened against the dollar, Switzerland's central bank attempted to keep the Swiss franc close to the euro to protect the country's exporters. Consequently the Swiss franc has suffered with the new currency in its first year.


Q: LOOKING FORWARD, HOW DO YOU SEE THE SWISS FRANC AND THE PORTFOLIO FARING IN
   THE REST OF 1999?

A: With inflation and further interest hikes a strong possibility in the United
   States, global volatility could return before the year-end. The prospect of Y2K problems may also be a potential negative factor. Should global economic problems arise, we believe Swiss Franc Bond Portfolio may do well in the latter half of 1999 as investors seek shelter. However, if economic volatility remains low and the world's stock markets strong, the Swiss franc and consequently the Portfolio would most likely not fare as well. Either way, we believe Swiss Franc Bond Portfolio is a viable hedge for long-term conservative investors.

--------------------------------------------------------------------------------

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

AMERICA INCOME PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/99
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations                 77%
U.S. Treasury Obligations                          23%

PORTFOLIO MATURITY
(Effective life as a percentage of total investment portfolio)

0-2 years                                          11%
2-5 years                                          29%
5-7 years                                          12%
7-10 years                                         36%
10-20 years                                         4%
20+ years                                           8%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)
--------------------------------------------------------------------------------

   1. U.S. Treasury Bonds, 7.25%, 5/15/16                         7.87%
   2. U.S. Treasury Notes, 7.0%, 7/15/06                          7.21
   3. U.S. Treasury Bonds, 6.25%, 8/15/23                         7.16
   4. Government National Mortgage Association II, 6.5%, 2/20/29  4.89
   5. Government National Mortgage Association, 6.0%, 10/15/28    4.74

Holdings will vary for other periods.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                             $9.75         $10.29
Accumulation Unit Value                                1.1497         1.1878

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.271         $    -          $0.009

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in AMERICA INCOME PORTFOLIO at net asset value, compared to the growth of Lehman Brothers Government Bond Index.

                                                   Lehman Brothers
                      America Income                 Government
                        Portfolio*                   Bond Index
           3/95          $10,000                      $10,000
           6/95          $10,109                      $10,620
                         $10,432                      $10,809
          12/95          $10,574                      $11,302
                         $10,320                      $11,046
           6/96          $10,339                      $11,098
                         $10,479                      $11,285
          12/96          $10,712                      $11,615
                         $10,615                      $11,520
           6/97          $10,967                      $11,919
                         $11,288                      $12,318
          12/97          $11,616                      $12,727
                         $11,758                      $12,919
           6/98          $11,991                      $13,261
                         $12,560                      $13,994
          12/98          $12,563                      $13,981
                         $12,429                      $13,781
           6/99          $12,240                      $13,664

Index comparison begins 3/31/95. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                            4.77%
1 Year                              2.08

--------------------------------------------------------------------------------
ACCUMUULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             3.36%          3.36%
1 Year               0.65           0.65

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             3.36%          2.74%
1 Year               0.65          -4.48

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             3.36%          2.31%
1 Year               0.65          -5.69

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


22 Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

AMERICA INCOME PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

Challenge and opportunity swept the bond market in the first half of 1999, as interest rates reversed course and investors braced for price swings. The following discussion with Richard M. Schlanger, details the investment environment and portfolio strategies that influenced America Income Portfolio's performance during that time. Mr. Schlanger is a member of the team responsible for the daily management of America Income Portfolio.


Q: WITH INTEREST RATES RISING, HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio produced an attractive level of income, but declined in share price by $0.54. This decline in share price, plus the reinvestment of dividends, generated a total return of -2.56%, at net asset value, for the first half of the Portfolio's fiscal year. While we never like to see a decline in total return, we believe the Portfolio's performance reflected the rising interest rate environment that affected all fixed-income investors. The Portfolio slightly underperformed the -2.35% average return of the 36 variable annuity general U.S. government underlying funds, as tracked by Lipper, Inc. (Lipper is an independent firm that tracks annuity portfolio performance.)


Q: WHAT CAUSED INTEREST RATES TO RISE?

A: There was a dramatic change in sentiment from the atmosphere that existed early in the period. Investors faced a situation that seemed unlikely only six months earlier - that the U.S. economy could overheat and reignite inflation. Investors monitored strong labor and housing markets, rising stock prices and high levels of consumer confidence and spending - and determined that economic growth could become excessive. Concerns began to mount that the Federal Reserve would initiate a series of rate hikes to cool inflationary pressures. As the country's watchdog against inflation, the Fed did raise short-term interest rates by 0.25 percentage points in June. However, after this move, the Fed announced a "neutral" stance, suggesting that it does not see a need to raise rates again in the very near future. We would not be surprised if the Fed raised interest rates again, despite these remarks, so we are taking a "wait and see" attitude.


Q: HOW DID RISING INTEREST RATES AFFECT THE PORTFOLIO'S INVESTMENTS?

A: As interest rates increased, investors began to move away from Treasurys.
   Instead, they looked to higher yielding, more aggressive bonds. Mortgage-backed securities are an example. They have the potential to pay more income and their risk decreases as higher rates reduced the likelihood of mortgage refinancing. As demand for these increased, mortgage-backed securities began to rebound and outperform Treasurys.


Q: WHAT STRATEGIES DID YOU USE TO TAKE ADVANTAGE OF THESE OPPORTUNITIES?

A: Our strategy focuses on income, relative value and total return, while maintaining the Portfolio's high standards of quality and diversification. We increased holdings in mortgage-backed securities. With their yield advantages over Treasurys, these securities enhanced the Portfolio's income stream. We also looked to mortgage-backed securities to boost total return potential, as we anticipate the difference in yields between mortgage-backed securities and other bonds to return to more historical standards. We increased the Portfolio's position in mortgage-backed securities from 42% on December 31 to 60% on June 30.


Q: HOW DOES THE BOND MARKET LOOK, GOING FORWARD?

A: Overall, the U.S. bond market is attractive with relatively high yields in a low inflation environment. We believe there are many signs that the economy could begin to slow. For example, in anticipation of Year 2000 issues, many businesses increased capital spending early in 1999. This should slow in the latter part of the year. On the consumer side, the rise in rates should put a damper on housing and other interest rate-sensitive areas of the economy. If economic growth doesn't slow on its own, we think the Fed will help it along in the form of higher interest rates, despite their declared "neutral" position.

MONEY MARKET PORTFOLIO                          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

Q: HOW DID THE PORTFOLIO PERFORM FOR THE PERIOD?

A: For the six months ended June 30, Money Market Portfolio provided current income and a stable $1 share price. The Portfolio generated a total of $0.020 per share in dividends over the period. At the end of the period, it offered shareowners a 7-day effective yield of 4.22%. Overall, total return was 1.97% at net asset value for the period, which slightly trailed the 2.21% average return for the 110 funds in the Lipper variable annuity money market instrument underlying funds category. (Lipper is an independent research firm that tracks annuity portfolio performance.)


Q: ON JUNE 30, THE FEDERAL RESERVE RAISED SHORT-TERM INTEREST RATES 0.25
   PERCENTAGE POINTS. WHAT EFFECT WILL THIS HAVE ON THE ECONOMY AND MONEY MARKET PORTFOLIO?

A: This is the first increase in over two years and was prompted by the Federal
   Reserve's need to temper the rapidly growing U.S. economy. We think the increase should be positive for shareowners, since your Portfolio holds fixed-income instruments that have short maturities of one year or less, typically six months. In the aggregate the Portfolio's average maturity must be 90 days or less. When these short-term instruments mature, we have the opportunity to take advantage of the rise in rates by replacing those holdings that have reached maturity with higher-yielding instruments.


Q: WHAT STRATEGIES DID YOU USE IN MANAGING THE PORTFOLIO?

A: The Portfolio is conservative, but one of its investment objectives is to provide income for shareowners. Over the period, we adjusted the maturity of the Portfolio's securities to make the most of prevailing interest rates. Typically, the Portfolio's average maturity is between 30 and 50 days. As always, we worked to keep the portfolio liquid. At the end of the six-month period, the Portfolio's average maturity was 34 days, slightly shorter than the 39 days it was in April, reflecting our strategy to be ready to lock in higher rates.


Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: The interest rate increase on June 30 was much anticipated, although there was some surprise at the Federal Reserve's statement that it was adopting a neutral bias, suggesting it does not see a need to raise rates in the very near future. Despite the Fed's comments, we would not be shocked to see another increase in rates before the end of the year, especially if the economy continues to grow at a heated pace.

   Going forward, we will continue to focus on high-quality money market instruments. We continue to believe that money market investments are an important component in a diversified investment portfolio.

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS

                                                     6/30/99        12/31/98
Net Asset Value per Share                             $1.00          $1.00
Accumulation Unit Value                                1.1464         1.1317

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM      LONG-TERM
(12/31/98 - 6/30/99)              DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  $0.020         $    -          $    -

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 1999)
--------------------------------------------------------------------------------
NET ASSET VALUE*
--------------------------------------------------------------------------------

PERIOD

Life-of-Portfolio
(3/1/95)                            4.66%
1 Year                              4.34

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER C-VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             3.20%          3.20%
1 Year               2.89           2.89

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION 2
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             3.20%          2.59%
1 Year               2.89          -2.36

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
PIONEER VISION
--------------------------------------------------------------------------------
                      IF             IF
PERIOD              HELD**      SURRENDERED***

Life
(3/1/95)             3.20%          2.15%
1 Year               2.89          -3.60

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.
** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect any applicable surrender charges.
*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. There is no CDSC for C-Vision. For Vision and Vision 2, the maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee applied only until contract value reaches $50,000 ($35 and $75,000 for C-Vision).


 The Portfolio's investment adviser, Pioneer Investment Management, Inc. reduced its management fee and certain other expenses, otherwise, returns would have been lower. Past performance does not guarantee future results. An investment in Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the
      Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
24

 EMERGING MARKETS PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                   VALUE
            INVESTMENT IN SECURITIES - 100%
            PREFERRED STOCKS - 8.3%
    26,000  Banco Itau SA                             $ 13,290
       200  Companhia Energetica de Minas Gerais
            (A.D.R.)                                     4,200
       350  Lukoil Holding (A.D.R.)                      2,581
   100,000  Petroleo Brasileiras SA                     15,561
     2,900  Siam Commercial Bank*                        4,129
       600  Tele Norte Leste Participacoes (A.D.R.)     11,138
       370  Telesp Celular Participacoes SA (A.D.R.)     9,898
       541  Telesp Participacoes SA (A.D.R.)            12,375
       235  Tele Sudeste Celular Participacoes SA
            (A.D.R.)*                                    6,815
                                                      --------
            TOTAL PREFERRED STOCKS
            (Cost $75,721)                            $ 79,987
                                                      --------
            COMMON STOCKS - 91.5%
            BASIC MATERIALS - 2.8%
            AGRICULTURAL PRODUCTS - 0.1%
       115  Grupo Industrial Maseca, SA de CV
            (A.D.R.)                                  $  1,028
                                                      --------
            CHEMICALS (SPECIALTY) - 0.4%
     1,000  Reliance Industries Ltd.                  $  4,073
                                                      --------
            CONSTRUCTION (CEMENT &
            AGGREGATES) - 2.3%
        37  Cemex SA de CV (CPO)                      $    183
     1,975  Cemex SA de CV (Class B)                     9,776
    20,000  PT Jaya Real Property Tbk (Local
            Shares)*                                     3,105
     2,057  Siam City Cement Co., Ltd.*                  8,479
                                                      --------
                                                      $ 21,543
                                                      --------
            TOTAL BASIC MATERIALS                     $ 26,644
                                                      --------
            CAPITAL GOODS - 4.1%
            ELECTRICAL EQUIPMENT - 2.1%
     1,000  Bharat Heavy Electricals Ltd.*            $  5,671
    21,000  Pacific Electric Wire & Cable Co.*          14,628
                                                      --------
                                                      $ 20,299
                                                      --------
            MACHINERY (DIVERSIFIED) - 2.0%
    86,000  PT Komatsu Indonesia Tbk (Local Shares)   $ 19,249
                                                      --------
            TOTAL CAPITAL GOODS                       $ 39,548
                                                      --------
            COMMUNICATION SERVICES - 16.8%
            CELLULAR / WIRELESS
            COMMUNICATIONS - 3.9%
       130  Ceske Radiokomunikace (G.D.R.)*           $  4,485
     1,040  Grupo Iusacell SA (Series L) (A.D.R.)*      13,520
        12  SK Telecom Co., Ltd. (A.D.R.)                  204
     4,000  Smartone Telecommunications Holdings
            Ltd.                                        14,229
     6,000  Technology Resources Industries Bhd.         4,895
                                                      --------
                                                      $ 37,333
                                                      --------
            TELEPHONE - 12.9%
       330  Compania Anonima Nacional Telefonos de
            Venezuela (A.D.R.)                        $  8,992
       500  Embratel Participacoes (A.D.R.)*             6,937
     3,250  Grupo Carso Global Telecom*                 20,564


SHARES                                                   VALUE
            TELEPHONE - (CONTINUED)
       201  Hellenic Telecommunication Organization
            SA                                        $  4,303
       400  Hellenic Telecommunication Organization
            SA (A.D.R.)                                  4,425
       250  Mahanagar Telephone Nigam Ltd. (G.D.R.)      2,537
       275  Philippine Long Distance Telephone Co.
            (A.D.R.)                                     8,284
       400  PT Indosat Tbk (A.D.R.)                      7,800
     1,285  Rostelecom (A.D.R.)                         12,609
       450  Telefonica de Argentina SA (Class B)
            (A.D.R.)                                    14,119
       550  Telefonica del Peru SA (Class B)
            (A.D.R.)                                     8,319
     3,000  Telekom Malaysia Bhd.                       11,211
       540  Telekomunikasi Indonesia (A.D.R.)            6,716
       610  Videsh Sanchar Nigam Ltd. (G.D.R.)           7,762
                                                      --------
                                                      $124,578
                                                      --------
            TOTAL COMMUNICATION SERVICES              $161,911
                                                      --------
            CONSUMER CYCLICALS - 10.5%
            AUTOMOBILES - 2.7%
    58,000  Koc Holdings AS                           $  3,641
    50,000  PT Astra International Tbk*                 22,744
                                                      --------
                                                      $ 26,385
                                                      --------
            LEISURE TIME (PRODUCTS) - 2.0%
       400  Bajaj Auto Ltd.                           $  4,988
     6,000  Berjaya Sports Toto Bhd.                    13,895
                                                      --------
                                                      $ 18,883
                                                      --------
            LODGING (HOTELS) - 0.7%
       850  The Indian Hotels Co., Ltd. (G.D.R.)      $  6,481
                                                      --------
            RETAIL (DEPARTMENT STORES) - 3.5%
     1,000  Edgars Stores Ltd.                        $  7,773
    70,000  PT Matahari Putra Prima (Local Shares)*      9,097
     3,500  PT Ramayana Lestari Sentosa (Local
            Shares)                                      2,477
       200  Shinsegae Department Store Co.              14,238
                                                      --------
                                                      $ 33,585
                                                      --------
            RETAIL (SPECIALTY) - 0.6%
     3,215  Cifra, SA de CV (Series C)*               $  5,881
                                                      --------
            SERVICES (COMMERCIAL & CONSUMER) - 1.0%
       200  Hansol CSN                                $  9,814
                                                      --------
            TOTAL CONSUMER CYCLICALS                  $101,029
                                                      --------
            CONSUMER STAPLES - 11.0%
            BROADCASTING
            (TELEVISION / CABLE / RADIO) - 6.3%
    60,000  Benpres Holdings Corp.                    $ 14,191
       700  Benpres Holdings Corp. (G.D.R.) *            3,238
     3,455  Grupo Radio Centro SA de CV (A.D.R.)*       18,139
       373  Grupo Televisa SA (A.D.R.)*                 16,715
     1,600  TV Azteca, SA de CV (A.D.R.)*                8,300
                                                      --------
                                                      $ 60,583
                                                      --------
            ENTERTAINMENT - 0.4%
     1,200  Corporacion Interamericana de
            Entretenimiento SA (Series B)*            $  3,905
                                                      --------

   The accompanying notes are an integral part of these financial statements. 25

 EMERGING MARKETS PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                   VALUE
            FOODS - 2.2%
       150  Cheil Jedang Corp.                        $ 11,806
     5,000  Daya Guna Samudera (Local Shares)            2,870
     1,800  Thai Union Frozen Products Public Co.
            Ltd.                                         6,346
                                                      --------
                                                      $ 21,022
                                                      --------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.3%
   100,000  Arcelik AS*                               $  3,554
                                                      --------
            RESTAURANTS - 1.8%
    13,500  Kentucky Fried Chicken Bhd.               $ 17,266
                                                      --------
            TOTAL CONSUMER STAPLES                    $106,330
                                                      --------
            ENERGY - 1.9%
            OIL & GAS (REFINING & MARKETING) - 1.9%
       600  Bharat Petroleum Corp., Ltd.              $  3,638
     1,370  Hindustan Petroleum Corp., Ltd.              7,848
       244  SK Corp.                                     7,020
                                                      --------
            TOTAL ENERGY                              $ 18,506
                                                      --------
            FINANCIAL - 21.7%
            BANKS (MAJOR REGIONAL) - 13.0%
   344,000  Akbank T.A.S.                             $  5,053
       425  Banco de Galicia y Buenos Aires SA de CV
            (A.D.R.)                                     8,606
       616  Banco Frances Del Rio Plata SA (A.D.R.)     11,704
       150  Creditcorp Ltd.                              1,650
     1,585  Development Bank of Singapore Ltd.          19,370
     4,100  Grupo Financiero Banamex Accival (Class
            O)*                                         10,364
       600  Kookmin Bank                                12,181
     1,500  Malayan Banking Bhd.                         4,500
     1,597  Overseas-Union Bank Ltd.                     7,694
   250,000  PT Bank Internasional Indonesia              7,220
    20,000  PT Lippo Bank Tbk*                           1,083
       825  Shinhan Bank                                 9,266
       250  State Bank of India (G.D.R.)                 3,044
   292,600  Turkiye Is Bankasi                           5,199
       580  Uniao de Bancos Brasileiros SA (G.D.R.)     13,956
   346,464  Yapi ve Kredi Bankasi AS (Receipts)*         4,679
                                                      --------
                                                      $125,569
                                                      --------
            BANKS (MONEY CENTER) - 0.9%
     1,500  Korea Exchange Bank*                      $  8,423
                                                      --------
            FINANCIAL (DIVERSIFIED) - 7.0%
     2,000  DBS Land Ltd.                             $  3,995
    29,700  Grupo Financiero Bancomer (B Shares)        10,734
     1,500  Henderson Land Development                   8,623
       150  Housing Development Finance Corp. Ltd.       7,683
     1,000  Imperial Holdings Ltd.*                      9,944
    23,000  Land & General Bhd.*                         8,958
     2,200  Pakistan Investment Fund Inc.                4,537
     4,000  Public Finance Bhd.                          4,211
     1,300  WEBS - Malaysia Index Series                 8,937
                                                      --------
                                                      $ 67,622
                                                      --------


SHARES                                                   VALUE
            INSURANCE (LIFE / HEALTH) - 0.1%
        30  Interamerican SA*                         $    666
                                                      --------
            INSURANCE (MULTI-LINE) - 0.2%
     2,000  Pacific Century Insurance Ltd.*           $  1,619
                                                      --------
            INVESTMENT BANKING / BROKERAGE - 0.5%
     2,000  AMMB Holdings Bhd.                        $  5,105
                                                      --------
            TOTAL FINANCIAL                           $209,004
                                                      --------
            HEALTHCARE - 0.3%
            HEALTHCARE (DRUGS & MAJOR
            PHARMACEUTICALS) - 0.3%
       100  Cipla Ltd.                                $  3,300
                                                      --------
            TOTAL HEALTHCARE                          $  3,300
                                                      --------
            TECHNOLOGY - 17.5%
            COMMUNICATIONS EQUIPMENT - 1.6%
        94  ECI Telecommunications Ltd.               $  3,120
       125  Gilat Satellite Networks Ltd.*               6,562
       200  Nice Systems Ltd. (A.D.R.)*                  5,512
                                                      --------
                                                      $ 15,194
                                                      --------
            COMPUTERS (NETWORKING) - 1.0%
     4,000  D-Link Corp.*                             $  9,598
                                                      --------
            COMPUTERS (SOFTWARE & SERVICES) - 6.8%
       335  Check Point Software Technologies Ltd.*   $ 17,964
       190  Formula Systems Ltd. (A.D.R.)*               5,831
       300  Mastek Ltd.                                  4,136
       320  NIIT Ltd.                                   14,997
       280  Satyam Computer Services                     8,184
       800  Tecnomatix Technologies Ltd.*               14,000
                                                      --------
                                                      $ 65,112
                                                      --------
            ELECTRONICS (COMPONENT
            DISTRIBUTORS) - 2.9%
     2,100  KCE Electronics Public Co., Ltd.*         $  5,268
       225  L.G. Electronics                             6,220
     4,000  Phoenixtec Power Co., Ltd.*                  7,988
       350  Samsung Corp.*                               8,225
                                                      --------
                                                      $ 27,701
                                                      --------
            EQUIPMENT (SEMICONDUCTORS) - 1.1%
       210  Orbotech Ltd.*                            $ 10,946
                                                      --------
            SERVICES (COMPUTER SYSTEMS) - 1.8%
     4,000  Dimension Data Holdings Ltd.*             $ 17,700
                                                      --------
            PHOTOGRAPHY / IMAGING - 2.3%
    62,000  PT Modern Photo Tbk (Local Shares)*       $ 22,159
                                                      --------
            TOTAL TECHNOLOGY                          $168,410
                                                      --------
            UTILITIES - 4.9%
            ELECTRIC COMPANIES - 3.1%
       300  BSES Ltd.                                 $  1,030
       100  BSES Ltd. (G.D.R.)                           1,013
   707,000  Centrais Electricas Brasileiras SA          13,337
     1,750  Mosenergo (A.D.R.)                           7,844
     3,650  Tata Power Co. Ltd.                          6,458
                                                      --------
                                                      $ 29,682
                                                      --------

26 The accompanying notes are an integral part of these financial statements.

 EMERGING MARKETS PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                   VALUE
            POWER PRODUCERS (INDEPENDENT) - 1.8%
     7,000  First Philippine Holdings Corp.           $  7,910
     1,000  Unified Energy Systems (G.D.R.)*             9,685
                                                      --------
                                                      $ 17,595
                                                      --------
            TOTAL UTILITIES                           $ 47,277
                                                      --------
            TOTAL COMMON STOCKS
            (Cost $739,374)                           $881,959
                                                      --------

            WARRANTS - 0.2%
     2,900  Siam Commercial Bank, 5 / 10 / 02*        $  1,868
                                                      --------
            TOTAL WARRANTS
            (Cost $0)                                 $  1,868
                                                      --------
            TOTAL INVESTMENT IN SECURITIES - 100%
            (Cost $815,095)(a)                        $963,814
                                                      --------

*    Non-income producing security.

(a) Distribution of investments by country, as a percentage of total equity holdings, is as follows:

Mexico                                                  12.4%
Indonesia                                               10.8
Brazil                                                  11.2
India                                                    9.6
South Korea                                              9.1
Malaysia                                                 8.2
Israel                                                   6.6
South Africa                                             3.7
Argentina                                                3.6
Philippines                                              3.5
Russia                                                   3.4
Taiwan                                                   3.3
Singapore                                                3.2
Thailand                                                 2.7
Hong Kong                                                2.5
Turkey                                                   2.3
Peru                                                     1.0
Greece                                                   1.0
Others (individually less than 1%)                       1.9
                                                  -----------
                                                       100.0%
                                                  -----------

   The accompanying notes are an integral part of these financial statements. 27

 EUROPE PORTFOLIO                               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                      VALUE
            INVESTMENT IN SECURITIES - 93.1%
            PREFERRED STOCK - 1.4%
       250  SAP AG                                    $    99,815
                                                      -----------
            TOTAL PREFERRED STOCK
            (Cost $83,805)                            $    99,815
                                                      -----------

            COMMON STOCKS - 91.7%
            BASIC MATERIALS - 2.4%
            CHEMICALS - 0.8%
     1,300  BASF AG                                   $    57,396
                                                      -----------
            CHEMICALS (DIVERSIFIED) - 1.6%
     2,600  Hoechst AG                                $   117,604
                                                      -----------
            TOTAL BASIC MATERIALS                     $   175,000
                                                      -----------
            CAPITAL GOODS - 11.8%
            AEROSPACE / DEFENSE - 1.0%
    11,200  British Aerospace Plc                     $    73,098
                                                      -----------
            ENGINEERING & CONSTRUCTION - 2.9%
    17,100  Ashtead Group Plc                         $    47,169
       900  IHC Caland NV                                  35,238
       350  Suez Lyonnaise des Eaux                        63,073
       360  Technip                                        40,357
       300  VA Technologies AG                             27,155
                                                      -----------
                                                      $   212,992
                                                      -----------
            MACHINERY (DIVERSIFIED) - 4.4%
    16,700  Invensys Plc                              $    79,323
     2,000  Sidel, SA (Bearer Shares)                     242,956
                                                      -----------
                                                      $   322,279
                                                      -----------
            MANUFACTURING (DIVERSIFIED) - 2.0%
       950  Mannesmann AG                             $   141,637
                                                      -----------
            OFFICE EQUIPMENT & SUPPLIES - 0.5%
     2,130  Koninklijke Ahrend NV                     $    36,980
                                                      -----------
            TRUCKS & PARTS - 1.0%
       900  Valeo                                     $    74,185
                                                      -----------
            TOTAL CAPITAL GOODS                       $   861,171
                                                      -----------
            COMMUNICATION SERVICES - 10.3%
            CELLULAR / WIRELESS
            TELECOMMUNICATIONS - 3.7%
     1,700  Libertel NV (144A)*                       $    33,280
     3,000  Sonera Group Plc                               67,725
    10,500  Telecom Italia Mobile SpA*                     38,623
     4,000  Telecom Italia Mobile SpA Di Risp              23,863
     5,500  Vodafone Group Plc                            108,887
                                                      -----------
                                                      $   272,378
                                                      -----------
            TELECOMMUNICATIONS (LONG
            DISTANCE) - 1.9%
     7,000  British Telecom Plc                       $   117,178
       100  British Telecom Plc (A.D.R.)                   17,125
                                                      -----------
                                                      $   134,303
                                                      -----------


SHARES                                                      VALUE
            TELEPHONE - 4.7%
       500  Gobal Telesystems Group, Inc.*            $    40,500
     1,000  Portugal Telecom SA (A.D.R.)                   41,187
       160  Swisscom AG*                                   60,177
     4,500  Telecom Italia SpA                             46,737
     9,000  Telecom Italia SpA Di Risp                     48,777
     1,674  Telefonica SA                                  80,566
       153  Telefonica de Espana                           22,510
                                                      -----------
                                                      $   340,454
                                                      -----------
            TOTAL COMMUNICATION SERVICES              $   747,135
                                                      -----------
            CONSUMER CYCLICALS - 9.2%
            AUTOMOBILES - 0.9%
       560  DaimlerChrysler AG                        $    48,468
       150  DaimlerChrysler AG (NY Shares)                 13,331
                                                      -----------
                                                      $    61,799
                                                      -----------
            CONSUMER (JEWELRY, NOVELTIES &
            GIFTS) - 0.8%
       565  TAG Heuer International SA                $    58,847
                                                      -----------
            DISTRIBUTORS (DURABLES) - 1.5%
     4,000  Buhrman NV                                $    64,500
     1,290  Hagemeyer NV                                   42,134
                                                      -----------
                                                      $   106,634
                                                      -----------
            RETAIL (SPECIALTY) - 0.6%
       105  Selecta Group                             $    41,854
                                                      -----------
            SERVICES (COMMERCIAL & CONSUMER) - 4.8%
     6,000  Hays Plc                                  $    62,703
        18  Kuoni Reisen Holding AG (Series B)             69,378
     6,000  Select Appointments Holdings Plc               71,593
       600  Select Appointments Holdings Plc
            (A.D.R.)                                       14,400
     1,200  TNT Post Group NV                              28,623
     1,268  Vivendi                                       102,624
                                                      -----------
                                                      $   349,321
                                                      -----------
            TEXTILES (HOME FURNISHINGS) - 0.6%
     2,400  Industrie Natuzzi SpA (A.D.R.)            $    46,650
                                                      -----------
            TOTAL CONSUMER CYCLICALS                  $   665,105
                                                      -----------
            CONSUMER STAPLES - 9.8%
            BROADCASTING
            (CABLE / TELEVISION / RADIO) - 1.5%
     3,300  Reuters Group Plc                         $    43,746
     1,250  United Pan-Europe Communications NV*           67,745
                                                      -----------
                                                      $   111,491
                                                      -----------
            ENTERTAINMENT - 1.3%
     4,500  Pearson Plc                               $    90,508
                                                      -----------
            FOODS - 2.6%
       350  Group Danone                              $    90,156
    10,714  Unilever Plc                                   97,612
                                                      -----------
                                                      $   187,768
                                                      -----------
            PERSONAL CARE - 0.6%
     7,000  Safilo                                    $    42,193
                                                      -----------

28 The accompanying notes are an integral part of these financial statements.

 EUROPE PORTFOLIO                              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                      VALUE
            RESTAURANTS - 1.1%
     8,000  Compass Group Plc                         $    79,380
                                                      -----------
            RETAIL STORES (FOOD CHAINS) - 1.6%
       600  Carrefour Supermarche SA                  $    88,095
       350  Delhaize-Le Lion                               29,769
                                                      -----------
                                                      $   117,864
                                                      -----------
            SERVICES (EMPLOYMENT) - 1.1%
       150  Adecco SA*                                $    80,333
                                                      -----------
            TOTAL CONSUMER STAPLES                    $   709,537
                                                      -----------
            ENERGY - 5.2%
            OIL (INTERNATIONAL INTEGRATED) - 3.7%
       400  Elf Aquitaine SA                          $    58,647
       400  Elf Aquitaine SA (A.D.R.)                      29,425
     9,100  Fortum Oyj*                                    44,068
    18,000  Shell Transport & Trading Co.                 134,628
                                                      -----------
                                                      $   266,768
                                                      -----------
            OIL & GAS (REFINING & MARKETING) - 1.5%
     7,000  ENI SpA                                   $    41,760
       300  ENI SpA (A.D.R.)                               18,000
     1,500  Repsol SA (L Shares)                           30,601
       900  Repsol SA (A.D.R.)                             18,281
                                                      -----------
                                                      $   108,642
                                                      -----------
            TOTAL ENERGY                              $   375,410
                                                      -----------
            FINANCIAL - 19.5%
            BANKS (MAJOR REGIONAL) - 9.1%
     9,000  Banca Fideuram SpA                        $    52,393
     2,000  Banca Popolare di Brescia                      85,622
     8,000  Banca Popolare di Milano                       61,739
     6,060  Banco de Santander SA                          63,064
       620  Banque Paribas*                                69,439
       620  Credit Commercial de France                    66,948
       670  Deutsche Pfandbriefbank AG                     60,749
        40  Julius Baer Holding AG                        113,926
     4,800  Svenska Handelbanken                           57,680
       400  Unidanmark A / S                               26,604
                                                      -----------
                                                      $   658,164
                                                      -----------
            BANKS (MONEY CENTER) - 2.8%
     5,000  Lloyds TSB Group Plc                      $    67,917
     3,000  Royal Bank Of Scotland Group                   60,906
       250  UBS AG                                         74,579
                                                      -----------
                                                      $   203,402
                                                      -----------
            BANKS (REGIONAL) - 0.8%
     3,700  Halifax Plc                               $    44,511
     4,000  Monte Dei Paschi di Siena*                     17,722
                                                      -----------
                                                      $    62,233
                                                      -----------
            FINANCIAL (DIVERSIFIED) - 0.7%
     1,000  Internationale Nederlanden Groep NV       $    54,093
                                                      -----------


SHARES                                                      VALUE
            INSURANCE (LIFE / HEALTH) - 1.8%
     7,000  Mediolanum SpA                            $    53,733
     5,000  Prudential Corp. Plc                           73,611
                                                      -----------
                                                      $   127,344
                                                      -----------
            INSURANCE (MULTI-LINE) - 3.3%
       150  Allianz AG                                $    41,575
       490  Axa                                            59,726
       300  Axa (A.D.R.)                                   18,694
     7,727  Royal & Sun Alliance Insurance Group Plc       69,424
        95  Zurich Versicherungsgesellschaft*              53,992
                                                      -----------
                                                      $   243,411
                                                      -----------
            INVESTMENT MANAGEMENT - 1.0%
     8,000  Amvescap Plc                              $    71,247
                                                      -----------
            TOTAL FINANCIAL                           $ 1,419,894
                                                      -----------
            HEALTHCARE - 9.2%
            BIOTECHNOLOGY - 1.0%
     5,000  Celltech Plc*                             $    38,618
       500  Qiagen NV*                                     33,229
                                                      -----------
                                                      $    71,847
                                                      -----------
            HEALTHCARE (DRUGS / MAJOR
            PHARMACEUTICALS) - 6.1%
     1,700  Fabrica Espanola de Productos Quimicos y
            Farmaceuticos, SA                         $    20,879
     2,900  Glaxo Wellcome Plc                             80,172
       400  Glaxo Wellcome Plc (A.D.R.)                    22,650
        39  Novartis AG                                    56,918
       200  Novartis AG (A.D.R.)                           14,675
         8  Roche Holdings AG                              82,191
       200  Roche Holdings AG (A.D.R.)                     20,800
     6,500  Smithkline Beecham Plc                         84,036
       300  Smithkline Beecham Plc (A.D.R.)                19,819
       900  UCB SA                                         38,484
                                                      -----------
                                                      $   440,624
                                                      -----------
            HEALTHCARE (MEDICAL
            PRODUCTS / SUPPLIES) - 2.1%
    20,000  Biora AB*                                 $    84,823
     3,500  Biora AB (A.D.R.)*                             29,969
       890  Gehe AG                                        40,899
                                                      -----------
                                                      $   155,691
                                                      -----------
            TOTAL HEALTHCARE                          $   668,162
                                                      -----------
            TECHNOLOGY - 8.4%
            COMMUNICATIONS EQUIPMENT - 2.4%
     1,200  Nokia AB                                  $   107,136
       300  Nokia AB (A.D.R.)                              27,469
     1,200  Telefonaktiebolaget LM Ericsson (Series
            B)                                        $    38,524
                                                      -----------
                                                      $   173,129
                                                      -----------

   The accompanying notes are an integral part of these financial statements. 29

 EUROPE PORTFOLIO                              PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                      VALUE
            COMPUTERS (SOFTWARE & SERVICES) - 2.2%
     2,300  Dassault Systemes SA                      $    75,952
       700  GFI Informatique                               46,088
     1,000  Tieto Corp. (B Shares)                         41,729
                                                      -----------
                                                      $   163,769
                                                      -----------
            ELECTRONICS (COMPONENT
            DISTRIBUTORS) - 1.0%
       900  Siemens AG                                $    69,363
                                                      -----------
            ELECTRONICS (SEMICONDUCTORS) - 0.6%
       620  STMicroelectronics NV                     $    41,268
                                                      -----------
            SERVICES (COMPUTER SYSTEMS) - 1.6%
     3,070  Getronics NV                              $   117,986
                                                      -----------
            SERVICES (DATA PROCESSING) - 0.6%
     4,600  Merkantildata ASA                         $    44,361
                                                      -----------
            TOTAL TECHNOLOGY                          $   609,876
                                                      -----------
            TRANSPORTATION - 1.0%
            RAILWAYS - 1.0%
    20,000  Stagecoach Holdings Plc                   $    71,562
                                                      -----------
            TOTAL TRANSPORTATION                      $    71,562
                                                      -----------
            UTILITIES - 4.9%
            ELECTRIC COMPANIES - 3.2%
     2,500  Endesa SA                                 $    53,269
       500  Endesa SA (A.D.R.)*                            10,625
     8,800  Scottish Power Plc                             76,221
       300  Scottish Power Plc (A.D.R.)                    10,500
     6,000  Union Electrica Fenosa SA                      78,389
                                                      -----------
                                                      $   229,004
                                                      -----------
            WATER UTILITIES - 1.7%
     1,100  Aguas De Barcelona                        $    57,236
     5,500  United Utilities Plc                           66,841
                                                      -----------
                                                      $   124,077
                                                      -----------
            TOTAL UTILITIES                           $   353,081
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $6,713,714)                         $ 6,655,933
                                                      -----------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $6,797,519)(a)                      $ 6,755,748
                                                      -----------


PRINCIPAL
AMOUNT                                                      VALUE
            TEMPORARY CASH INVESTMENT - 6.9%
            REPURCHASE AGREEMENT - 6.9%
$  500,000  Credit Suisse First Boston Group, Inc.,
            4.7%, dated 6 / 30 / 99, repurchase
            price of $500,000 plus accrued interest
            on 7 / 1 / 99, collateralized by
            $416,000 U.S. Treasury Notes, 11.125%,
            8 / 15 / 03                               $   500,000
                                                      -----------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $500,000)                           $   500,000
                                                      -----------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT - 100%
            (Cost $7,297,519)                         $ 7,255,748
                                                      -----------

144A Security is exempt from registration under Rule 144A of the Seurities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1999, the value of these securities amounted to $33,280 or 0.4% of total net assets.

*    Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

United Kingdom                                    28.1%
France                                            17.3
Switzerland                                       10.8
Germany                                           10.2
Italy                                              8.5
Netherlands                                        7.6
Spain                                              6.4
Finland                                            4.3
Sweden                                             3.1
Belgium                                            1.0
Others (individually less than 1%)                 2.7
                                            -----------
                                                 100.0%
                                            -----------

30 The accompanying notes are an integral part of these financial statements.

 INTERNATIONAL GROWTH PORTFOLIO                 PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

PRINCIPAL
AMOUNT                                                      VALUE
            INVESTMENT IN SECURITIES - 95.1%
            CONVERTIBLE CORPORATE BOND - 0.9%
$  300,000  Finlayson Global Corp., Ltd., 0.00%,
            2 / 19 / 04 (144A)*                       $   469,500
                                                      -----------
            TOTAL CONVERTIBLE CORPORATE BOND
            (Cost $305,074)                           $   469,500
                                                      -----------

SHARES
            PREFERRED STOCKS - 2.2%
    55,179  News Corp. Ltd.                           $   419,840
   285,000  Petroleo Brasileiras SA                        44,267
     3,500  Telecomunicacoes Brasileiras (A.D.R.)         315,656
    11,600  Tele Sudeste Celular Participacoes SA
            (A.D.R.)*                                     336,400
                                                      -----------
            TOTAL PREFERRED STOCKS
            (Cost $974,670)                           $ 1,116,163
                                                      -----------

            COMMON STOCKS - 92.0%
            BASIC MATERIALS - 5.9%
            CHEMICALS - 0.9%
    11,000  BASF AG                                   $   485,666
                                                      -----------
            CHEMICALS (DIVERSIFIED) - 2.1%
    14,000  Hoechst AG                                $   633,253
   100,000  WMC Ltd.                                      429,021
                                                      -----------
                                                      $ 1,062,274
                                                      -----------
            CONSTRUCTION (CEMENT &
            AGGREGATES) - 1.6%
     2,112  Cemex SA de CV (CPO)                      $    10,431
    55,000  Cemex SA de CV (Class B)                      272,231
       500  Forbo Holdings AG                             198,663
       309  Holderbank Financiere Glarus AG (Bearer
            Shares)                                       364,546
                                                      -----------
                                                      $   845,871
                                                      -----------
            PAPER & FOREST PRODUCTS - 1.3%
    21,000  Kymmene OY                                $   670,758
                                                      -----------
            TOTAL BASIC MATERIALS                     $ 3,064,569
                                                      -----------
            CAPITAL GOODS - 9.1%
            AEROSPACE / DEFENSE - 1.7%
    78,000  British Aerospace Plc                     $   509,077
    11,000  Thomson CSF                                   381,951
                                                      -----------
                                                      $   891,028
                                                      -----------
            ELECTRICAL EQUIPMENT - 1.2%
     6,484  ABB AG*                                   $   610,715
                                                      -----------
            ENGINEERING & CONSTRUCTION - 0.9%
     2,600  Suez Lyonnaise des Eaux                   $   468,541
                                                      -----------
            MACHINERY (DIVERSIFIED) - 0.9%
    55,000  Invensys Plc                              $   261,243
    17,000  Valmet Corp.                                  187,421
                                                      -----------
                                                      $   448,664
                                                      -----------

SHARES                                                      VALUE
            MANUFACTURING (DIVERSIFIED) - 1.4%
     5,000  Mannesmann AG                             $   745,458
                                                      -----------
            OFFICE EQUIPMENT & SUPPLIES - 2.1%
    21,000  Canon, Inc.                               $   604,217
     9,000  Societe BIC SA                                474,322
                                                      -----------
                                                      $ 1,078,539
                                                      -----------
            TRUCKS & PARTS - 0.9%
     5,500  Valeo                                     $   453,354
                                                      -----------
            TOTAL CAPITAL GOODS                       $ 4,696,299
                                                      -----------
            COMMUNICATION SERVICES - 12.7%
            CELLULAR / WIRELESS
            TELECOMMUNICATIONS - 4.2%
    11,200  Libertel NV (144A)*                       $   219,258
        13  NTT Mobile Communications Network, Inc.*      176,271
        52  NTT Mobile Communications Network, Inc.
            (New Shares)*                                 696,486
    26,000  Orange Plc                                    379,908
    36,000  Vodafone Group Plc                            712,717
                                                      -----------
                                                      $ 2,184,640
                                                      -----------
            TELECOMMUNICATIONS (LONG
            DISTANCE) - 1.5%
    42,000  Cable & Wireless Optus Ltd.               $   535,002
    50,000  Telecom Corp. of New Zealand                  214,567
                                                      -----------
                                                      $   749,569
                                                      -----------
            TELEPHONE - 7.0%
    36,000  British Telecom Plc                       $   602,632
     5,500  Philippine Long Distance Telephone Co.
            (A.D.R.)                                      165,687
     1,200  Swisscom AG                                   451,331
    58,077  Telecom Italia SpA                            603,183
   105,000  Telecom Italia SpA Di Risp                    569,062
    13,779  Telefonica SA*                                663,151
    14,040  Telekomunikasi Indonesia (A.D.R.)             174,623
    29,200  Videsh Sanchar Nigam Ltd. (G.D.R.)            371,581
                                                      -----------
                                                      $ 3,601,250
                                                      -----------
            TOTAL COMMUNICATION SERVICES              $ 6,535,459
                                                      -----------
            CONSUMER CYCLICALS - 11.5%
            AUTOMOBILES - 2.7%
       700  Bayerische Motoren Werke AG               $   481,070
     4,512  DaimlerChrysler AG                            390,511
    12,000  Renault SA                                    521,769
                                                      -----------
                                                      $ 1,393,350
                                                      -----------
            BUILDING MATERIALS - 0.6%
    46,707  Williams Plc                              $   308,384
                                                      -----------
            DISTRIBUTORS (DURABLES) - 0.9%
    29,000  Buhrmann NV                               $   467,624
                                                      -----------
            HARDWARE & TOOLS - 1.0%
    45,000  Makita Corp.                              $   509,343
                                                      -----------

   The accompanying notes are an integral part of these financial statements. 31

 INTERNATIONAL GROWTH PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                      VALUE
            HOUSEHOLD FURNISHINGS &
            APPLIANCES - 2.6%
    30,000  Fisher & Paykel Industries Ltd.           $    95,363
     2,700  Ryohin Keikaku Ltd.                           679,744
     5,400  Sony Corp.                                    582,637
                                                      -----------
                                                      $ 1,357,744
                                                      -----------
            LEISURE TIME (PRODUCTS) - 0.6%
    70,000  Berjaya Sports Toto Bhd.                  $   162,105
     1,500  Club Mediterranee SA*                         159,035
                                                      -----------
                                                      $   321,140
                                                      -----------
            PUBLISHING (NEWSPAPERS) - 0.9%
    70,000  Reed International Plc                    $   465,073
                                                      -----------
            RETAIL (SPECIALTY) - 0.8%
   210,000  Cifra SA de CV (Series C)*                $   384,165
                                                      -----------
            SERVICES (COMMERCIAL & CONSUMER) - 1.0%
     6,545  Vivendi                                   $   529,713
                                                      -----------
            TEXTILES (APPAREL) - 0.4%
       165  Hugo Boss AG                              $   197,889
                                                      -----------
            TOTAL CONSUMER CYCLICALS                  $ 5,934,425
                                                      -----------
            CONSUMER STAPLES - 5.2%
            BEVERAGES (NON-ALCOHOLIC) - 0.4%
    36,000  Cadbury Schweppes Plc                     $   229,250
                                                      -----------
            BROADCASTING
            (TELEVISION / RADIO / CABLE) - 1.2%
    11,000  United Pan-Europe Communications NV*      $   596,161
                                                      -----------
            ENTERTAINMENT - 0.6%
     5,000  Oriental Land Company, Ltd.               $   304,258
                                                      -----------
            FOODS - 1.7%
     1,800  Groupe Danone                             $   463,658
   329,250  JG Summit Holding, Inc.+*                      29,983
    65,000  Tate & Lyle Plc                               407,520
                                                      -----------
                                                      $   901,161
                                                      -----------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.3%
    23,000  Kao Corp.                                 $   646,548
                                                      -----------
            TOTAL CONSUMER STAPLES                    $ 2,677,378
                                                      -----------
            ENERGY - 3.5%
            OIL (INTERNATIONAL INTEGRATED) - 2.9%
     4,300  Elf Aquitaine SA                          $   630,461
   110,000  Fortum Oyj*                                   532,691
    44,000  Shell Transport & Trading Co.                 329,090
                                                      -----------
                                                      $ 1,492,242
                                                      -----------
            OIL & GAS (REFINING & MARKETING) - 0.6%
    15,000  Repsol SA (L Shares)                      $   306,014
                                                      -----------
            TOTAL ENERGY                              $ 1,798,256
                                                      -----------
            FINANCIAL - 20.1%
            BANKS (MAJOR REGIONAL) - 5.9%
    40,000  Australia & New Zealand Banking Ltd.      $   293,744
    13,500  Banco Popolare di Brescia                     577,949
    55,000  Banco Popolare di Milano                      424,453


SHARES                                                      VALUE
            BANKS (MAJOR REGIONAL) - (CONTINUED)
    46,600  Banco de Santander Central Hispano SA     $   484,945
     1,400  Credit Suisse Group                           242,124
     2,300  Deutsche Pfandbriefbank AG                    208,543
    25,000  Development Bank of Singapore Ltd.            305,523
     9,000  Housing & Commercial Bank, Korea              283,801
    18,000  Svenska Handelbanken                          216,299
                                                      -----------
                                                      $ 3,037,381
                                                      -----------
            BANKS (MONEY CENTER) - 2.1%
    14,000  Barclays Plc                              $   408,690
     9,000  Lloyds TSB Group Plc                          122,250
    27,000  Royal Bank of Scotland Group                  548,157
                                                      -----------
                                                      $ 1,079,097
                                                      -----------
            BANKS (REGIONAL) - 0.9%
    34,000  Halifax Plc                               $   409,018
    18,000  Monte Dei Paschi di Siena*                     79,749
                                                      -----------
                                                      $   488,767
                                                      -----------
            FINANCIAL (DIVERSIFIED) - 4.8%
    79,000  Canary Wharf Plc*                         $   498,269
    20,000  Cheung Kong Holdings Ltd.                     177,867
     7,180  Nichiei Co., Ltd.                             629,252
     1,300  Shohkoh Fund                                  932,948
    40,000  Westfield Holdings Ltd.                       244,853
                                                      -----------
                                                      $ 2,483,189
                                                      -----------
            INSURANCE (LIFE / HEALTH) - 1.0%
    27,000  Prudential Corp. Plc                      $   397,499
       900  Union des Assurances Federal                  106,641
                                                      -----------
                                                      $   504,140
                                                      -----------
            INSURANCE (MULTI-LINE) - 5.1%
     1,000  Allianz AG                                $   277,164
    35,000  Allied Zurich Plc                             437,957
     5,000  Assurances Generales de France                240,587
     4,000  Axa                                           487,562
     3,000  Axa Colonia Konzern AG                        287,468
    88,000  Pacific Century Insurance Ltd.*                71,949
    45,454  Royal & Sun Alliance Group Plc                408,387
       730  Zurich Allied AG                              414,890
                                                      -----------
                                                      $ 2,625,964
                                                      -----------
            INVESTMENT BANKING / BROKERAGE - 0.3%
    60,000  AMMB Holdings Bhd.                        $   153,158
                                                      -----------
            TOTAL FINANCIAL                           $10,371,696
                                                      -----------
            HEALTHCARE - 4.8%
            HEALTHCARE (DRUGS / MAJOR
            PHARMACEUTICALS) - 3.7%
    15,000  Glaxo Wellcome Plc                        $   414,683
       355  Novartis AG                                   518,098
     9,432  Rhone-Poulenc SA                              430,616
        50  Roche Holdings AG                             513,694
                                                      -----------
                                                      $ 1,877,091
                                                      -----------

32 The accompanying notes are an integral part of these financial statements.

 INTERNATIONAL GROWTH PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                      VALUE
            HEALTHCARE (MEDICAL
            PRODUCTS / SUPPLIES) - 1.1%
    26,000  Terumo Corp.                              $   579,330
                                                      -----------
            TOTAL HEALTHCARE                          $ 2,456,421
                                                      -----------
            TECHNOLOGY - 12.6%
            COMMUNICATIONS EQUIPMENT - 2.6%
     7,403  ECI Telecommunications Ltd.               $   245,687
     4,000  Matsushita Communication Industrial Co.,
            Ltd.                                          286,068
     9,000  Nokia AB                                      803,518
                                                      -----------
                                                      $ 1,335,273
                                                      -----------
            COMPUTERS (NETWORKING) - 1.0%
     5,500  Equant NV*                                $   506,623
                                                      -----------
            COMPUTERS (SOFTWARE & SERVICES) - 1.3%
     5,500  Check Point Software Technologies Ltd.*   $   294,937
     2,000  Softbank Corp.                                405,291
                                                      -----------
                                                      $   700,228
                                                      -----------
            ELECTRONICS (COMPONET
            DISTRIBUTORS) - 3.3%
     5,520  Philips Electronics NV                    $   544,012
     9,000  Siemens AG                                    693,631
    62,000  Toshiba Corp.                                 442,381
                                                      -----------
                                                      $ 1,680,024
                                                      -----------
            ELECTRONICS (INSTRUMENTATION) - 0.5%
    71,200  Elec & Eltek International Co., Ltd.      $   277,680
                                                      -----------
            ELECTRONICS (SEMICONDUCTORS) - 3.9%
     5,000  Rohm Co., Ltd.                            $   783,382
     5,000  STMicroelectronics NV                         332,803
    86,100  Taiwan Semiconductor Manufacturing Co.*       329,206
     8,000  Tokyo Electron Ltd.                           543,034
                                                      -----------
                                                      $ 1,988,425
                                                      -----------
            TOTAL TECHNOLOGY                          $ 6,488,253
                                                      -----------
            TRANSPORTATION - 2.6%
            RAILROADS - 1.3%
   160,000  Malaysia International Shipping Bhd.      $   292,632
    18,000  Railtrack Group Plc                           368,843
                                                      -----------
                                                      $   661,475
                                                      -----------
            SHIPPING - 1.3%
    15,000  Brambles Industries Ltd.                  $   394,647
    20,000  Peninsular & Orient Steam Navigation Co.      304,216
                                                      -----------
                                                      $   698,863
                                                      -----------
            TOTAL TRANSPORTATION                      $ 1,360,338
                                                      -----------
            UTILITIES - 4.0%
            ELECTRIC COMPANIES - 3.0%
    57,000  British Energy Plc                        $   484,721
    18,500  Electricidade de Portugal, SA                 332,814
    80,000  HongKong Electric Holdings Ltd.               257,778
    53,000  Scottish Power Plc                            459,059
                                                      -----------
                                                      $ 1,534,372
                                                      -----------


SHARES                                                      VALUE
            POWER PRODUCERS (INDEPENDENT) - 1.0%
     9,000  Veba AG                                   $   528,570
                                                      -----------
            TOTAL UTILITIES                           $ 2,062,942
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $42,047,218)                        $47,446,036
                                                      -----------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $43,326,962)(a)                     $49,031,699
                                                      -----------
PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT - 4.9%
            COMMERCIAL PAPER - 4.9%
$2,534,000  Household Finance Corp., 5.75%,
            7 / 1 / 99                                $ 2,534,000
                                                      -----------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $2,534,000)                         $ 2,534,000
                                                      -----------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT - 100%
            (Cost $45,860,962)                        $51,565,699
                                                      -----------

*    Non-income producing security.

+ Security is restricted for resale until receipt of shares in six month intervals through January 2000.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1999, the value of these securities amounted to $688,758 or 1.3% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings is as follows:

  United Kingdom                                        20.4%
  Japan                                                 18.0
  France                                                12.6
  Germany                                               10.1
  Switzerland                                            6.8
  Italy                                                  4.6
  Finland                                                4.5
  Netherlands                                            3.7
  Australia                                              3.6
  Spain                                                  3.0
  Singapore                                              2.1
  Brazil                                                 1.4
  Mexico                                                 1.4
  Malaysia                                               1.2
  Israel                                                 1.1
  Hong Kong                                              1.0
  Others (Individually less than 1%)                     4.5
                                                  -----------
                                                       100.0%
                                                  -----------

   The accompanying notes are an integral part of these financial statements. 33

 CAPITAL GROWTH PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                       VALUE
            COMMON STOCKS - 93.6%
            BASIC MATERIALS - 5.5%
            CHEMICALS - 1.5%
   23,000   The Geon Co.                              $    741,750
   14,000   IMC Global Inc.                                246,750
   41,000   Lyondell Chemical Co.                          845,625
                                                      ------------
                                                      $  1,834,125
                                                      ------------
            CHEMICALS (SPECIALTY) - 1.2%
   31,000   Borden Chemicals & Plastics, L.P.*        $    220,875
   74,000   Wellman, Inc.                                1,179,375
                                                      ------------
                                                      $  1,400,250
                                                      ------------
            GOLD & PRECIOUS METALS MINING - 0.4%
   27,800   Barrick Gold Corp.                        $    538,625
                                                      ------------
            METALS MINING - 0.6%
   15,000   Penn Engineering & Manufacturing Corp.    $    337,500
   24,000   USEC Inc.                                      357,000
                                                      ------------
                                                      $    694,500
                                                      ------------
            PAPER & FOREST PRODUCTS - 1.8%
   17,000   Bowater, Inc.                             $    803,250
   59,500   Louisiana-Pacific Corp.                      1,413,125
                                                      ------------
                                                      $  2,216,375
                                                      ------------
            TOTAL BASIC MATERIALS                     $  6,683,875
                                                      ------------
            CAPITAL GOODS - 9.1%
            AEROSPACE / DEFENSE - 0.7%
   21,500   Precision Castparts Corp.                 $    913,750
                                                      ------------
            ELECTRICAL EQUIPMENT - 3.7%
   13,000   CommScope, Inc.*                          $    399,750
   13,100   Molex, Inc.                                    412,650
   29,500   Molex, Inc. (Non-voting)                     1,091,500
   25,500   SCI Systems, Inc.*                           1,211,250
   69,375   Vishay Intertechnology, Inc.                 1,456,875
                                                      ------------
                                                      $  4,572,025
                                                      ------------
            ENGINEERING & CONSTRUCTION - 0.7%
   80,000   Morrison Knudsen Corp.*                   $    825,000
                                                      ------------
            MACHINERY (DIVERSIFIED) - 1.0%
   35,000   Kaydon Corp.                              $  1,176,875
                                                      ------------
            MANUFACTURING (SPECIALIZED) - 1.8%
   34,000   Sealed Air Corp.*                         $  2,205,750
                                                      ------------
            METAL FABRICATORS - 1.2%
   17,000   Avondale Industries, Inc.                 $    663,000
   47,500   Brush Wellman, Inc.                            860,937
                                                      ------------
                                                      $  1,523,937
                                                      ------------
            TOTAL CAPITAL GOODS                       $ 11,217,337
                                                      ------------
            COMMUNICATION SERVICES - 4.2%
            TELEPHONE - 4.2%
   13,100   Alltel Corp.                              $    936,650
   52,000   Frontier Corp.                               3,068,000


SHARES                                                       VALUE
            TELEPHONE - (CONTINUED)
   15,000   Telephone and Data Systems, Inc.          $  1,095,937
                                                      ------------
            TOTAL COMMUNICATION SERVICES              $  5,100,587
                                                      ------------
            CONSUMER CYCLICALS - 11.9%
            AUTO PARTS & EQUIPMENT - 1.6%
   26,200   ITT Industries Inc.                       $    998,875
   19,500   Lear Corp.*                                    970,125
                                                      ------------
                                                      $  1,969,000
                                                      ------------
            HOUSEWARES - 1.5%
   40,000   Newell Rubbermaid Co.                     $  1,860,000
                                                      ------------
            LEISURE TIME (PRODUCTS) - 2.3%
   24,500   Hasbro, Inc.                              $    684,468
   80,180   Mattel, Inc.                                 2,119,758
                                                      ------------
                                                      $  2,804,226
                                                      ------------
            PUBLISHING - 0.6%
   45,500   PRIMEDIA, Inc.*                           $    770,656
                                                      ------------
            PUBLISHING (NEWSPAPERS) - 0.3%
    7,000   Dow Jones & Company, Inc.                 $    371,437
                                                      ------------
            RETAIL (GENERAL MERCHANDISE) - 0.3%
   23,400   Kmart Corp.*                              $    384,637
                                                      ------------
            RETAIL (SPECIALTY) - 4.7%
   53,000   Borders Group, Inc.                       $    838,062
   55,300   Cole National Corp.*                           438,943
   54,100   Helig-Myers Co.                                368,556
   80,000   OfficeMax, Inc.*                               960,000
   91,000   Pep Boys - Manny, Moe & Jack                 1,967,875
  118,000   Venator Group, Inc.*                         1,231,625
                                                      ------------
                                                      $  5,805,061
                                                      ------------
            TEXTILES (APPAREL) - 0.6%
   66,000   The Stride Rite Corp.                     $    680,625
                                                      ------------
            TOTAL CONSUMER CYCLICALS                  $ 14,645,642
                                                      ------------
            CONSUMER STAPLES - 11.7%
            ENTERTAINMENT - 2.0%
   57,000   Viacom, Inc. (Class B) (Non-voting)*      $  2,508,000
                                                      ------------
            FOODS - 3.1%
   18,000   Hershey Foods Corp.                       $  1,068,750
   26,000   Ralston Purina Co.                             791,375
   23,000   Sara Lee Corp.                                 521,813
   61,500   Tyson Foods, Inc.                            1,383,750
                                                      ------------
                                                      $  3,765,688
                                                      ------------
            RESTAURANTS - 2.9%
   81,500   Lone Star Steakhouse & Saloon, Inc.*      $    792,078
   66,000   McDonald's Corp.                             2,726,625
                                                      ------------
                                                      $  3,518,703
                                                      ------------
            SERVICES (EMPLOYMENT) - 0.8%
   71,000   Modis Professional Services, Inc.*        $    976,250
                                                      ------------

34 The accompanying notes are an integral part of these financial statements.

 CAPITAL GROWTH PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                       VALUE
            RETAIL STORES (FOOD CHAINS) - 1.5%
   20,000   The Great Atlantic & Pacific Tea Co.,
            Inc.                                      $    676,250
   11,500   Hannaford Brothers Co.                         615,250
   14,000   Winn-Dixie Stores, Inc.                        517,125
                                                      ------------
                                                      $  1,808,625
                                                      ------------
            SPECIALTY PRINTING - 1.4%
   86,000   John H. Harland Co.                       $  1,714,625
                                                      ------------
            TOTAL CONSUMER STAPLES                    $ 14,291,891
                                                      ------------
            ENERGY - 4.7%
            OIL (DOMESTIC INTEGRATED) - 0.9%
   39,400   Conoco Inc.                               $  1,098,275
                                                      ------------
            OIL & GAS (DRILLING EQUIPMENT) - 0.9%
   86,700   R&B Falcon Corp.*                         $    812,813
    9,100   Tidewater Inc.                                 277,550
                                                      ------------
                                                      $  1,090,363
                                                      ------------
            OIL & GAS
            (EXPLORATION / PRODUCTION) - 2.9%
   30,000   Apache Corp.                              $  1,170,000
   19,700   Burlington Resources, Inc.                     852,025
   56,000   Ocean Energy Inc.*                             539,000
   62,250   Union Pacific Resources Group, Inc.          1,015,453
                                                      ------------
                                                      $  3,576,478
                                                      ------------
            TOTAL ENERGY                              $  5,765,116
                                                      ------------
            FINANCIAL - 14.4%
            BANKS (REGIONAL) - 3.2%
   26,100   Marshall & Ilsley Corp.                   $  1,680,188
   34,400   North Fork Bancorporation, Inc.                733,150
   37,700   SouthTrust Corp.                             1,446,738
                                                      ------------
                                                      $  3,860,076
                                                      ------------
            FINANCIAL (DIVERSIFIED) - 1.9%
   16,500   The Equitable Companies, Inc.             $  1,105,500
   26,200   SLM Holding Corp.                            1,200,288
                                                      ------------
                                                      $  2,305,788
                                                      ------------
            INSURANCE (LIFE / HEALTH) - 1.5%
   54,093   Conseco, Inc.                             $  1,646,456
    4,000   UNUMProvident Corp.                            219,000
                                                      ------------
                                                      $  1,865,456
                                                      ------------
            INSURANCE (MULTI-LINE) - 0.5%
   13,100   Nationwide Financial Services, Inc.       $    592,775
                                                      ------------
            INSURANCE (PROPERTY / CASUALTY) - 3.5%
   17,000   Ace Ltd.                                  $    480,250
   27,800   Allmerica Financial Corp.                    1,690,588
   31,100   Financial Security Assurance Holdings
            Ltd.                                         1,617,200
   13,100   HCC Insurance Holdings, Inc.                   297,206
   13,000   20th Century Industries                        245,375
                                                      ------------
                                                      $  4,330,619
                                                      ------------


SHARES                                                       VALUE
            INVESTMENT BANKING / BROKERAGE - 1.4%
    6,100   AG Edwards, Inc.                          $    196,725
   33,000   Paine Webber Group, Inc.                     1,542,750
                                                      ------------
                                                      $  1,739,475
                                                      ------------
            SAVINGS & LOAN COMPANIES - 2.4%
   17,000   Astoria Financial Corp.                   $    746,938
   44,500   Charter One Financial, Inc.                  1,237,656
   28,000   Washington Mutual, Inc.                        990,500
                                                      ------------
                                                      $  2,975,094
                                                      ------------
            TOTAL FINANCIAL                           $ 17,669,283
                                                      ------------
            HEALTHCARE - 4.2%
            HEALTHCARE (DRUGS GENERIC &
            OTHER) - 0.6%
   20,000   Watson Pharmaceuticals Inc.*              $    701,250
                                                      ------------
            HEALTHCARE (DRUGS / MAJOR
            PHARMACEUTICALS) - 0.9%
   20,000   Pharmacia & Upjohn Inc.                   $  1,136,250
                                                      ------------
            HEALTHCARE (HOSPITAL MANAGEMENT) - 2.3%
  111,400   Columbia / HCA Healthcare Corp.           $  2,541,313
   26,000   Health Management Associates, Inc.*            292,500
                                                      ------------
                                                      $  2,833,813
                                                      ------------
            HEALTHCARE (LONG TERM CARE) - 0.4%
   65,500   Integrated Health Services, Inc.*         $    524,000
                                                      ------------
            TOTAL HEALTHCARE                          $  5,195,313
                                                      ------------
            TECHNOLOGY - 17.0%
            COMMUNICATIONS EQUIPMENT - 2.3%
   19,000   ADC Telecommunciations Inc.*              $    865,688
   27,000   Alcatel Alsthom (A.D.R.)                       766,125
   12,000   American Tower Corp.*                          288,000
   47,800   Andrew Corp.*                                  905,213
                                                      ------------
                                                      $  2,825,026
                                                      ------------
            COMPUTERS (HARDWARE) - 3.4%
   86,000   NCR Corp.*                                $  4,197,875
                                                      ------------
            COMPUTERS (NETWORKING) - 0.8%
   23,000   3Com Corp.*                               $    613,813
   12,000   Adaptec, Inc.*                                 423,750
                                                      ------------
                                                      $  1,037,563
                                                      ------------
            COMPUTERS (SOFTWARE & SERVICES) - 1.7%
   15,000   Intuit, Inc.*                             $  1,351,875
   28,000   Novell, Inc.*                                  742,000
                                                      ------------
                                                      $  2,093,875
                                                      ------------
            ELECTRONICS (SEMICONDUCTORS) - 2.2%
   41,000   Analog Devices Inc.*                      $  2,057,688
   17,900   Etec Systems, Inc.*                            595,175
                                                      ------------
                                                      $  2,652,863
                                                      ------------
            EQUIPMENT (SEMICONDUCTORS) - 1.3%
   22,000   Teradyne, Inc.*                           $  1,578,500
                                                      ------------

   The accompanying notes are an integral part of these financial statements. 35

 CAPITAL GROWTH PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                       VALUE
            PHOTOGRAPHY / IMAGING - 2.9%
  142,500   Imation Corp.*                            $  3,535,781
                                                      ------------
            SERVICES (COMPUTER SYSTEMS) - 0.7%
   36,500   Keane Inc.*                               $    825,813
                                                      ------------
            SERVICES (DATA PROCESSING) - 1.7%
   43,000   First Data Corp.                          $  2,104,313
                                                      ------------
            TOTAL TECHNOLOGY                          $ 20,851,609
                                                      ------------
            TRANSPORTATION - 1.1%
            AIRLINES - 0.6%
   10,000   AMR Corp.*                                $    682,500
                                                      ------------
            RAILROADS - 0.5%
   17,000   CNF Transportation Inc.                   $    652,375
                                                      ------------
            TOTAL TRANSPORTATION                      $  1,334,875
                                                      ------------
            UTILITIES - 9.8%
            ELECTRIC COMPANIES - 7.4%
   26,500   Allegheny Energy, Inc.                    $    849,656
   28,500   BEC Energy Co.                               1,175,625
   63,000   Citizens Utilities Co. (Class B)               700,875
   26,200   Constellation Energy Group                     776,175
   31,500   DPL, Inc.                                      578,812
   19,700   DQE, Inc.                                      790,462
   29,500   DTE Energy Co.                               1,180,000
   26,500   Florida Progress Corp.                       1,094,781
   13,100   GPU, Inc.                                      552,656
   23,000   Kansas City Power & Light Co.                  586,500
   19,700   New Century Energies, Inc.                     764,606
                                                      ------------
                                                      $  9,050,148
                                                      ------------
            NATURAL GAS - 2.4%
   26,500   El Paso Energy Corp.                      $    932,469
   27,300   KeySpan Energy Corp.                           720,038
   31,200   Questar Corp.                                  596,700
   21,300   Sonat, Inc.                                    705,563
                                                      ------------
                                                      $  2,954,770
                                                      ------------
            TOTAL UTILITIES                           $ 12,004,918
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $101,635,970)                       $114,760,446
                                                      ------------


PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENTS - 6.4%
            COMMERCIAL PAPER - 6.4%
$3,189,000  American Express Credit Corp., 5.25%,
            7 / 6 / 99                                $  3,189,000
4,717,000   Household Finance Corp., 5.75%,
            7 / 1 / 99                                   4,717,000
                                                      ------------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $7,906,000)                         $  7,906,000
                                                      ------------
            TOTAL INVESTMENT IN SECURITIES - 100%
            (Cost $109,541,970)                       $122,666,446
                                                      ------------

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.
36

 GROWTH SHARES PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                       VALUE
            INVESTMENT IN SECURITIES - 91.9%
            PREFERRED STOCK - 0.5%
    1,832   SAP AG                                    $    731,445
                                                      ------------
            TOTAL PREFERRED STOCK
            (Cost $898,391)                           $    731,445
                                                      ------------
            COMMON STOCKS - 91.4%
            BASIC MATERIALS - 3.2%
            CHEMICALS (SPECIALTY) - 3.2%
   86,987   Minerals Technologies, Inc.               $  4,854,962
                                                      ------------
            TOTAL BASIC MATERIALS                     $  4,854,962
                                                      ------------
            CAPITAL GOODS - 8.8%
            AEROSPACE / DEFENSE - 2.4%
   53,600   Gulfstream Aerospace Corp.*               $  3,621,350
                                                      ------------
            ELECTRICAL EQUIPMENT - 1.4%
    8,880   Molex Inc.                                $    328,560
   60,344   Molex Inc. (Non-voting)                      1,900,836
                                                      ------------
                                                      $  2,229,396
                                                      ------------
            MANUFACTURING (SPECIALIZED) - 5.0%
  117,400   Sealed Air Corp.*                         $  7,616,325
                                                      ------------
            TOTAL CAPITAL GOODS                       $ 13,467,071
                                                      ------------
            COMMUNICATION SERVICES - 0.6%
            TELECOMMUNICATIONS (LONG
            DISTANCE) - 0.6%
   16,000   AT&T Corp.                                $    893,000
                                                      ------------
            TOTAL COMMUNICATION SERVICES              $    893,000
                                                      ------------
            CONSUMER CYCLICALS - 6.6%
            GAMING, LOTTERY & PARIMUTUEL
            COMPANIES - 0.6%
   58,000   Mirage Resorts, Inc. *                    $    971,500
                                                      ------------
            RETAIL (DISCOUNTERS) - 4.8%
  255,475   Dollar General Corp.                      $  7,408,775
                                                      ------------
            SERVICES (COMMERCIAL & CONSUMER) - 1.2%
   26,100   Cintas Corp.                              $  1,753,594
                                                      ------------
            TOTAL CONSUMER CYCLICALS                  $ 10,133,869
                                                      ------------
            CONSUMER STAPLES - 33.8%
            BEVERAGES (NON-ALCOHOLIC) - 4.6%
  113,072   The Coca-Cola Co.                         $  7,067,000
                                                      ------------
            BROADCASTING
            (TELEVISION / RADIO / CABLE) - 11.0%
  196,400   Comcast Corp. (Non-voting)                $  7,549,125
  274,900   Infinity Broadcasting Corp.*                 8,178,275
   15,000   MediaOne Group, Inc.*                        1,115,625
                                                      ------------
                                                      $ 16,843,025
                                                      ------------
            FOODS - 4.0%
   68,378   Wrigley (Wm.) Jr. Co.                     $  6,154,020
                                                      ------------


SHARES                                                       VALUE
            PERSONAL CARE - 3.8%
  141,764   The Gillette Co.                          $  5,812,324
                                                      ------------
            RESTAURANTS - 4.7%
  175,952   McDonald's Corp.                          $  7,269,017
                                                      ------------
            RETAIL (DRUG STORES) - 3.4%
  179,114   Walgreen Co.                              $  5,261,474
                                                      ------------
            RETAIL (FOOD STORES) - 2.3%
  124,650   Kroger Co.*                               $  3,482,409
                                                      ------------
            TOTAL CONSUMER STAPLES                    $ 51,889,269
                                                      ------------
            FINANCIAL - 19.0%
            BANKS (MAJOR REGIONAL) - 1.3%
   29,200   Fifth Third Bancorp                       $  1,943,625
                                                      ------------
            FINANCIAL (DIVERSIFIED) - 6.2%
      108   Berkshire Hathaway, Inc. (Class A)*       $  7,441,200
      938   Berkshire Hathaway, Inc. (Class B)*          2,109,562
                                                      ------------
                                                      $  9,550,762
                                                      ------------
            INSURANCE (MULTI-LINE) - 4.2%
   55,016   American International Group, Inc.        $  6,440,310
                                                      ------------
            INSURANCE (PROPERTY / CASUALTY) - 6.2%
   65,400   Progressive Corp.                         $  9,483,000
                                                      ------------
            INVESTMENT BANKING / BROKERAGE - 1.1%
   14,887   Charles Schwab Corp.                      $  1,635,709
                                                      ------------
            TOTAL FINANCIAL                           $ 29,053,406
                                                      ------------
            HEALTHCARE - 5.3%
            BIOTECHNOLOGY - 2.5%
   95,721   Monsanto Co.                              $  3,774,997
                                                      ------------
            HEALTHCARE (DRUGS / MAJOR
            PHARMACEUTICALS) - 2.8%
   26,416   Merck & Co., Inc.                         $  1,954,784
   22,106   Pfizer, Inc.                                 2,426,134
                                                      ------------
                                                      $  4,380,918
                                                      ------------
            TOTAL HEALTHCARE                          $  8,155,915
                                                      ------------
            TECHNOLOGY - 14.1%
            COMMUNCATIONS EQUIPMENT - 1.5%
   95,300   American Tower Corp.*                     $  2,287,200
                                                      ------------
            COMPUTERS (NETWORKING) - 3.4%
   82,184   Cisco Systems, Inc.*                      $  5,300,868
                                                      ------------
            COMPUTERS (PERIPHERALS) - 3.3%
   91,700   EMC Corp.*                                $  5,043,500
                                                      ------------
            COMPUTERS (SOFTWARE & SERVICES) - 5.9%
    6,500   America Online, Inc.*                     $    718,250

   The accompanying notes are an integral part of these financial statements. 37

 GROWTH SHARES PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                       VALUE
            COMPUTERS (SOFTWARE & SERVICES) -
             (CONTINUED)
   67,224   Microsoft Corp. *                         $  6,062,764
   64,800   SAP AG (A.D.R.)                              2,243,700
                                                      ------------
                                                      $  9,024,714
                                                      ------------
            TOTAL TECHNOLOGY                          $ 21,656,282
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $123,418,982)                       $140,103,774
                                                      ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $124,317,373)                       $140,835,219
                                                      ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENTS - 8.1%
            COMMERCIAL PAPER - 8.1%
$5,584,000  American Express Credit Corp., 5.25%,
            7 / 6 / 99                                $  5,584,000
6,839,000   Household Finance Corp., 5.75%,
            7 / 1 / 99                                   6,839,000
                                                      ------------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $12,423,000)                        $ 12,423,000
                                                      ------------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENTS - 100%
            (Cost $136,740,373)                       $153,258,219
                                                      ------------

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.
38

 REAL ESTATE GROWTH PORTFOLIO                   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                    VALUE
          INVESTMENT IN SECURITIES - 98.0%
          REAL ESTATE INVESTMENT TRUSTS - 90.0%
 28,900   Apartment Investment & Management Co.     $ 1,235,475
 36,300   AvalonBay Communities, Inc.                 1,343,100
 29,500   Brandywine Realty Trust                       584,469
 33,700   Camden Property Trust                         935,175
 36,500   Charles E. Smith Residential Realty,
          Inc.                                        1,238,719
 34,200   Cousins Properties, Inc.                    1,156,387
 29,600   Crescent Real Estate Equities, Inc.           703,000
 70,000   Developers Diversified Realty Corp.         1,163,750
 10,000   Duke Realty Investments, Inc.                 225,625
 20,000   Entertainment Properties Trust                352,500
 59,757   Equity Office Properties Trust              1,531,273
 34,000   Equity Residential Property Trust           1,532,125
 29,000   Essex Property Trust, Inc.                  1,025,875
 39,200   Felcor Suite Hotels, Inc.                     813,400
 23,500   Franchise Finance Corporation of America      517,000
 30,000   Highwoods Properties, Inc.                    823,125
 40,800   Home Properties of New York, Inc.           1,127,100
 76,090   Host Marriott Corp.                           903,569
 50,000   The Macerich Co.                            1,312,500
 42,600   Mack-Cali Realty Corp.                      1,317,937
 45,700   Mission West Properties, Inc.                 377,025
 15,800   Pacific Gulf Properties, Inc.                 357,475
 17,000   Parkway Properties, Inc.                      563,125
 40,900   Prentiss Properties Trust                     961,150
 31,800   ProLogis Trust                                643,950
 46,400   Public Storage, Inc.                        1,299,200
 42,900   Reckson Associates Realty Corp.             1,008,150
 45,000   Simon Property Group, Inc.                  1,141,875
 21,800   Spieker Properties, Inc.                      847,475
 35,000   Starwood Hotels & Resorts Trust             1,069,687
 17,000   Vornado Realty Trust                          600,313
 17,300   Walden Residential Properties, Inc.           371,950
                                                    -----------
          TOTAL REAL ESTATE INVESTMENT TRUSTS       $29,083,479
                                                    -----------
          REAL ESTATE SERVICES - 7.2%
 53,600   Catellus Development Corp.*               $   830,800
 72,600   Trizec Hahn Corp.                           1,479,225
                                                    -----------
          TOTAL REAL ESTATE SERVICES                $ 2,310,025
                                                    -----------
          SERVICES - 0.8%
 58,179   Wyndham International Corp.*              $   261,806
                                                    -----------
          TOTAL SERVICES                            $   261,806
                                                    -----------
          TOTAL INVESTMENT IN SECURITIES
          (Cost $32,513,706)                        $31,655,310
                                                    -----------

PRINCIPAL
AMOUNT                                                    VALUE

          TEMPORARY CASH INVESTMENT - 2.0%
          COMMERCIAL PAPER - 2.0%
$650,000  Household Finance Corp., 5.75%,
          7 / 1 / 99                                $   650,000
                                                    -----------
          TOTAL TEMPORARY CASH INVESTMENT
          (Cost $650,000)                           $   650,000
                                                    -----------
          TOTAL INVESTMENT IN SECURITIES AND
          TEMPORARY CASH INVESTMENT - 100%
          (Cost $33,163,706)                        $32,305,310
                                                    -----------

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

 GROWTH AND INCOME PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                         VALUE
              COMMON STOCKS - 96.6%
              BASIC MATERIALS - 3.2%
              ALUMINUM - 0.7%
      16,500  Alcoa, Inc.                               $  1,020,937
                                                        ------------
              CHEMICALS - 1.6%
       6,200  Dow Chemical Co.                          $    786,625
      26,400  E.I. du Pont de Nemours & Co.                1,803,450
                                                        ------------
                                                        $  2,590,075
                                                        ------------
              IRON & STEEL - 0.3%
       8,900  Nucor Corp.                               $    422,194
       7,800  Steel Dynamics, Inc.*                          120,656
                                                        ------------
                                                        $    542,850
                                                        ------------
              METALS MINING - 0.6%
      14,500  Phelps Dodge Corp.                        $    898,094
                                                        ------------
              TOTAL BASIC MATERIALS                     $  5,051,956
                                                        ------------
              CAPITAL GOODS - 5.5%
              AEROSPACE / DEFENSE - 1.5%
      12,600  Boeing Co.                                $    556,763
       7,300  General Dynamics Corp.                         500,050
      35,500  Lockheed Martin Corp.                        1,322,375
                                                        ------------
                                                        $  2,379,188
                                                        ------------
              ELECTRICAL EQUIPMENT - 0.7%
      10,000  Emerson Electric Co.                      $    628,750
       2,700  General Electric Co.                           305,100
       4,000  Hubbell, Inc. (Class B)                        181,500
                                                        ------------
                                                        $  1,115,350
                                                        ------------
              MACHINERY (DIVERSIFIED) - 2.0%
      28,900  Caterpillar, Inc.                         $  1,734,000
      14,900  Deere & Co.                                    590,413
      11,700  Ingersoll-Rand Co.                             756,113
       6,000  The Timken Co.                                 117,000
                                                        ------------
                                                        $  3,197,526
                                                        ------------
              MANUFACTURING (DIVERSIFIED) - 0.9%
       8,500  Illinois Tool Works, Inc.                 $    697,000
       9,300  Johnson Controls, Inc.                         644,606
                                                        ------------
                                                        $  1,341,606
                                                        ------------
              MANUFACTURING (SPECIALIZED) - 0.1%
       7,000  Diebold Inc.                              $    201,250
                                                        ------------
              OFFICE EQUIPMENT & SUPPLIES - 0.3%
      15,600  Canon Inc. (A.D.R.)                       $    454,350
                                                        ------------
              TOTAL CAPITAL GOODS                       $  8,689,270
                                                        ------------
              COMMUNICATION SERVICES - 12.8%
              CELLULAR / WIRELESS
              TELECOMMUNICATIONS - 0.7%
      18,100  Sprint Corp. (PCS Group)*                 $  1,033,962
                                                        ------------


SHARES                                                         VALUE
              TELECOMMUNICATIONS (LONG
              DISTANCE) - 1.5%
      44,600  Sprint Corp.                              $  2,355,437
                                                        ------------
              TELEPHONE - 10.6%
      16,900  Aliant Communications Co., Inc.           $    780,569
      35,600  Ameritech Corp.                              2,616,600
      36,900  Bell Atlantic Corp.                          2,412,337
      64,600  BellSouth Corp.                              3,028,125
      32,000  GTE Corp.                                    2,424,000
      55,500  SBC Communications, Inc.                     3,219,000
      38,200  US West Communications Group, Inc.           2,244,250
                                                        ------------
                                                        $ 16,724,881
                                                        ------------
              TOTAL COMMUNICATION SERVICES              $ 20,114,280
                                                        ------------
              CONSUMER CYCLICALS - 10.9%
              AUTOMOBILES - 2.3%
      15,113  DaimlerChrysler AG                        $  1,343,168
      40,900  Ford Motor Co.                               2,308,294
                                                        ------------
                                                        $  3,651,462
                                                        ------------
              HOUSEHOLD FURNISHINGS &
              APPLIANCES - 0.6%
       8,500  Sony Corp. (A.D.R.)                       $    938,188
                                                        ------------
              LEISURE TIME (PRODUCTS) - 0.2%
      10,100  Hasbro, Inc.                              $    282,169
                                                        ------------
              PUBLISHING - 1.8%
      80,000  John Wiley & Sons, Inc.                   $  1,410,000
      24,600  McGraw-Hill Co., Inc.                        1,326,862
                                                        ------------
                                                        $  2,736,862
                                                        ------------
              PUBLISHING (NEWSPAPERS) - 0.8%
       8,600  Belo (A.H.) Corp.                         $    169,313
      14,000  Central Newspapers, Inc.                       526,750
      10,000  Dow Jones & Co., Inc.                          530,625
                                                        ------------
                                                        $  1,226,688
                                                        ------------
              RETAIL (DEPARTMENT STORES) - 1.8%
      13,200  Harcourt General, Inc.                    $    680,625
      13,300  Kohl's Corp.*                                1,026,594
      28,200  May Department Stores Co.                    1,152,675
                                                        ------------
                                                        $  2,859,894
                                                        ------------
              RETAIL (DISCOUNTERS) - 0.8%
      41,375  Dollar General Corp.                      $  1,199,875
                                                        ------------
              RETAIL (GENERAL MERCHANDISE) - 2.0%
      31,900  Dayton Hudson Corp.                       $  2,073,500
      22,500  Wal-Mart Stores, Inc.                        1,085,625
                                                        ------------
                                                        $  3,159,125
                                                        ------------
              RETAIL (SPECIALTY) - 0.2%
      13,400  Barnes & Noble, Inc.*                     $    366,825
                                                        ------------
              RETAIL (SPECIALTY-APPAREL) - 0.1%
       1,800  Gap, Inc.                                 $     90,675
                                                        ------------

40 The accompanying notes are an integral part of these financial statements.

 GROWTH AND INCOME PORTFOLIO                   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                         VALUE
              SERVICES
              (ADVERTISING / MARKETING) - 0.3%
       6,100  Omnicom Group                             $    488,000
                                                        ------------
              TOTAL CONSUMER CYCLICALS                  $ 16,999,763
                                                        ------------
              CONSUMER STAPLES - 10.1%
              BEVERAGES (NON-ALCOHOLIC) - 0.5%
      18,700  PepsiCo, Inc.                             $    723,456
                                                        ------------
              BROADCASTING
              (TELEVISION / RADIO / CABLE) - 1.6%
      34,400  CBS Corp.                                 $  1,494,250
       2,400  Hearst-Argyle Television, Inc.*                 57,600
      12,700  MediaOne Group, Inc.*                          944,562
                                                        ------------
                                                        $  2,496,412
                                                        ------------
              DISTRIBUTORS (FOOD & HEALTH) - 0.4%
      19,800  Sysco Corp.                               $    590,288
                                                        ------------
              FOODS - 4.5%
      23,800  Bestfoods                                 $  1,178,100
      25,000  Campbell Soup Co.                            1,159,375
      27,200  ConAgra, Inc.                                  724,200
      10,500  General Mills, Inc.                            843,938
      21,600  H.J. Heinz Co.                               1,082,700
      14,300  Hershey Foods Corp.                            849,063
       3,300  Nestle SA (A.D.R.)                             300,300
       9,800  Ralston-Ralston Purina Group                   298,288
      30,000  Sara Lee Corp.                                 680,625
                                                        ------------
                                                        $  7,116,589
                                                        ------------
              HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.7%
      11,700  Colgate-Palmolive Co.                     $  1,155,375
                                                        ------------
              RESTAURANTS - 0.4%
      14,600  McDonald's Corp.                          $    603,163
                                                        ------------
              RETAIL STORES (DRUG STORES) - 1.3%
       5,000  CVS Corp.                                 $    253,750
      64,300  Walgreen Co.                                 1,888,812
                                                        ------------
                                                        $  2,142,562
                                                        ------------
              RETAIL STORES (FOOD CHAINS) - 0.2%
      10,000  Kroger Co.*                               $    279,375
                                                        ------------
              SERVICES (EMPLOYMENT) - 0.5%
      29,100  Robert Half International, Inc.*          $    756,600
                                                        ------------
              TOTAL CONSUMER STAPLES                    $ 15,863,820
                                                        ------------
              ENERGY - 5.5%
              OIL (DOMESTIC INTEGRATED) - 1.1%
      14,900  Atlantic Richfield Co.                    $  1,245,081
      18,000  Conoco, Inc.                                   501,750
                                                        ------------
                                                        $  1,746,831
                                                        ------------
              OIL (INTERNATIONAL INTEGRATED) - 3.5%
      24,100  Chevron Corp.                             $  2,294,019
      13,700  Exxon Corp.                                  1,056,612


SHARES                                                         VALUE
              OIL (INTERNATIONAL
              INTEGRATED) - (CONTINUED)
      14,800  Mobil Corp.                               $  1,465,200
      10,000  Texaco, Inc.                                   625,000
                                                        ------------
                                                        $  5,440,831
                                                        ------------
              OIL & GAS (DRILLING & EQUIPMENT) - 0.9%
      12,800  Schlumberger Ltd.                         $    815,200
      15,500  Smith International, Inc.*                     673,281
                                                        ------------
                                                        $  1,488,481
                                                        ------------
              TOTAL ENERGY                              $  8,676,143
                                                        ------------
              FINANCIAL - 17.9%
              BANKS (MAJOR REGIONAL) - 6.0%
      82,100  The Bank of New York Co., Inc.            $  3,012,044
      11,200  BankBoston Corp.                               572,600
      11,550  Comerica, Inc.                                 686,503
      14,000  Huntington Bancshares, Inc.                    490,000
      42,400  Mellon Bank Corp.                            1,542,300
      25,700  National City Corp.                          1,683,350
      17,200  State Street Corp.                           1,468,450
                                                        ------------
                                                        $  9,455,247
                                                        ------------
              BANKS (REGIONAL) - 0.8%
      16,500  First Tennessee National Corp.            $    632,156
       9,200  Zions Bancorporation                           584,200
                                                        ------------
                                                        $  1,216,356
                                                        ------------
              FINANCIAL (DIVERSIFIED) - 2.4%
      17,720  Associates First Capital Corp.            $    785,218
      23,900  The Equitable Companies, Inc.                1,601,300
       8,800  Federal National Mortgage Association          601,700
       7,700  Morgan Stanley, Dean Witter and Co.            789,250
                                                        ------------
                                                        $  3,777,468
                                                        ------------
              INSURANCE (LIFE / HEALTH) - 0.5%
      16,600  ReliaStar Financial Corp.                 $    726,250
                                                        ------------
              INSURANCE (MULTI-LINE) - 0.7%
       9,750  American International Group, Inc.        $  1,141,359
                                                        ------------
              INSURANCE (PROPERTY / CASUALTY) - 3.0%
      27,000  Chubb Corp.                               $  1,876,500
      15,900  Exel Ltd.                                      898,350
      10,600  Partnerre Ltd.                                 396,175
      22,100  Safeco Corp.                                   975,162
      17,500  St. Paul Companies, Inc.                       556,719
                                                        ------------
                                                        $  4,702,906
                                                        ------------
              INSURANCE BROKERS - 0.8%
      16,450  Marsh & McLennan Co., Inc.                $  1,241,975
                                                        ------------
              INVESTMENT BANKING / BROKERAGE - 1.9%
      13,500  Merrill Lynch & Co., Inc.                 $  1,079,156
      40,900  Paine Webber Group, Inc.                     1,912,075
                                                        ------------
                                                        $  2,991,231
                                                        ------------

   The accompanying notes are an integral part of these financial statements. 41

 GROWTH AND INCOME PORTFOLIO                   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                         VALUE
              INVESTMENT MANAGEMENT - 1.4%
      20,000  Federated Investors, Inc.                 $    358,750
      47,500  T. Rowe Price Associates, Inc.               1,822,812
                                                        ------------
                                                        $  2,181,562
                                                        ------------
              SAVINGS & LOAN COMPANIES - 0.4%
      15,524  Washington Mutual, Inc.                   $    549,162
                                                        ------------
              TOTAL FINANCIAL                           $ 27,983,516
                                                        ------------
              HEALTHCARE - 11.0%
              HEALTHCARE (DIVERSIFIED) - 3.2%
      17,400  Abbott Laboratories                       $    791,700
      32,000  Bristol-Myers Squibb Co.                     2,254,000
      20,200  Johnson & Johnson                            1,979,600
                                                        ------------
                                                        $  5,025,300
                                                        ------------
              HEALTHCARE (DRUGS / MAJOR
              PHARMACEUTICALS) - 6.8%
       9,200  Eli Lilly & Co.                           $    658,950
      14,800  Merck & Co., Inc.                            1,095,200
       8,100  Roche Holdings AG (A.D.R.)                     842,400
     116,400  Schering-Plough Corp.                        6,169,200
      28,600  SmithKline Beecham Plc (A.D.R.)              1,889,387
                                                        ------------
                                                        $ 10,655,137
                                                        ------------
              HEALTHCARE (MANAGED CARE) - 0.4%
       6,700  Wellpoint Health Networks Inc.*           $    568,663
                                                        ------------
              HEALTHCARE (MEDICAL
              PRODUCTS / SUPPLIES) - 0.6%
      35,200  Becton, Dickinson & Co.                   $  1,056,000
                                                        ------------
              TOTAL HEALTHCARE                          $ 17,305,100
                                                        ------------
              TECHNOLOGY - 17.2%
              COMMUNICATIONS EQUIPMENT - 3.0%
       8,000  General Instrument Corp.*                 $    340,000
      13,600  Harris Corp.                                   532,950
      26,700  Lucent Technologies, Inc.                    1,800,581
      21,000  Motorola, Inc.                               1,989,750
                                                        ------------
                                                        $  4,663,281
                                                        ------------
              COMPUTERS (HARDWARE) - 7.7%
      79,000  Compaq Computer Corp.                     $  1,871,312
      21,400  Hewlett-Packard Co.                          2,150,700
      36,700  IBM Corp.                                    4,743,475
      48,100  Sun Microsystems, Inc.*                      3,312,887
                                                        ------------
                                                        $ 12,078,374
                                                        ------------
              COMPUTERS (SOFTWARE & SERVICES) - 0.7%
       1,000  Adobe Systems, Inc.                       $     82,156
      15,300  Aspen Technology, Inc.*                        179,775
       2,350  BMC Software, Inc.*                            126,900
      13,250  Oracle Corp.*                                  491,906
      11,500  Peoplesoft, Inc.*                              198,375
                                                        ------------
                                                        $  1,079,112
                                                        ------------


SHARES                                                         VALUE
              ELECTRONICS (SEMICONDUCTORS) - 2.9%
      14,400  Altera Corp.*                             $    530,100
      28,300  Intel Corp.                                  1,683,850
      16,100  Texas Instruments, Inc.                      2,334,500
                                                        ------------
                                                        $  4,548,450
                                                        ------------
              EQUIPMENT (SEMICONDUCTORS) - 0.3%
       6,400  Applied Materials, Inc.*                  $    472,800
                                                        ------------
              PHOTOGRAPHY / IMAGING - 0.8%
      18,600  Eastman Kodak Co.                         $  1,260,150
                                                        ------------
              SERVICES (COMPUTER SYSTEMS) - 0.6%
      14,100  Computer Sciences Corp.*                  $    975,544
                                                        ------------
              SERVICES (DATA PROCESSING) - 1.2%
      19,600  Automatic Data Processing, Inc.           $    862,400
       6,700  DST Systems, Inc.*                             421,263
       4,900  Electronic Data Systems Corp.                  277,156
       7,500  Fiserv, Inc.*                                  234,844
                                                        ------------
                                                        $  1,795,663
                                                        ------------
              TOTAL TECHNOLOGY                          $ 26,873,374
                                                        ------------
              TRANSPORTATION - 1.3%
              AIRLINES - 0.3%
       9,000  Delta Air Lines, Inc.                     $    518,625
                                                        ------------
              RAILROADS - 1.0%
      14,900  Burlington Northern, Inc.                 $    461,900
      32,900  Norfolk Southern Corp.                         991,112
                                                        ------------
                                                        $  1,453,012
                                                        ------------
              TOTAL TRANSPORTATION                      $  1,971,637
                                                        ------------
              UTILITIES - 1.2%
              ELECTRIC COMPANIES - 0.7%
      25,100  Allegheny Energy, Inc.                    $    804,769
      18,500  DPL, Inc.                                      339,938
                                                        ------------
                                                        $  1,144,707
                                                        ------------
              NATURAL GAS - 0.2%
      16,500  Indiana Energy, Inc.                      $    351,656
                                                        ------------
              WATER UTILITIES - 0.3%
      13,700  American Water Works Co., Inc.            $    421,275
                                                        ------------
              TOTAL UTILITIES                           $  1,917,638
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $130,800,702)                       $151,446,497
                                                        ------------

42 The accompanying notes are an integral part of these financial statements.

 GROWTH AND INCOME PORTFOLIO                   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                         VALUE
              TEMPORARY CASH INVESTMENT - 3.4%
              COMMERCIAL PAPER - 3.4%
$  5,310,000  Household Finance Corp., 5.75%,
              7 / 1 / 99                                $  5,310,000
                                                        ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $5,310,000)                         $  5,310,000
                                                        ------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $136,110,702)                       $156,756,497
                                                        ------------

*    Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

 EQUITY-INCOME PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                    VALUE
         CONVERTIBLE PREFERRED STOCKS - 0.9%
  570    Sprint Corp., 8.25%, 3 / 31 / 00          $     49,590
42,300   Union Pacific Capital Inc., 6.25%,
         4 / 01 / 28                                  2,178,111
                                                   ------------
         TOTAL CONVERTIBLE PREFERRED STOCKS
         (Cost $1,930,518)                         $  2,227,701
                                                   ------------

         COMMON STOCKS - 99.1%
         BASIC MATERIALS - 7.7%
         ALUMINUM - 1.3%
50,800   Alcoa, Inc.                               $  3,143,250
                                                   ------------
         CHEMICALS - 3.1%
29,000   Dow Chemical Co.                          $  3,679,375
53,600   E.I. du Pont de Nemours & Co.                3,661,550
                                                   ------------
                                                   $  7,340,925
                                                   ------------
         CHEMICALS (SPECIALTY) - 0.8%
37,600   Nalco Chemical Co.                        $  1,950,500
                                                   ------------
         IRON & STEEL - 0.8%
31,500   AK Steel Holding Corp.                    $    708,750
15,450   Roanoke Electric Steel Corp.                   268,443
50,000   Worthington Industries, Inc.                   821,875
                                                   ------------
                                                   $  1,799,068
                                                   ------------
         METALS MINING - 1.1%
44,400   Phelps Dodge Corp.                        $  2,750,025
                                                   ------------
         PAPER & FOREST PRODUCTS - 0.6%
50,000   Consolidated Papers, Inc.                 $  1,337,500
                                                   ------------
         TOTAL BASIC MATERIALS                     $ 18,321,268
                                                   ------------
         CAPITAL GOODS - 5.6%
         AEROSPACE / DEFENSE - 1.5%
40,000   General Dynamics Corp.                    $  2,740,000
22,900   Lockheed Martin Corp.                          853,025
                                                   ------------
                                                   $  3,593,025
                                                   ------------
         ELECTRICAL EQUIPMENT - 0.4%
19,000   Hubbell, Inc. (Class B)                   $    862,125
                                                   ------------
         MACHINERY (DIVERSIFIED) - 0.5%
7,000    Gorman-Rupp Co.                           $    115,500
57,300   The Timken Co.                               1,117,350
                                                   ------------
                                                   $  1,232,850
                                                   ------------
         MANUFACTURING (DIVERSIFIED) - 1.4%
24,000   Johnson Controls, Inc.                    $  1,663,500
17,500   Minnesota Mining and
         Manufacturing Co.                            1,521,406
                                                   ------------
                                                   $  3,184,906
                                                   ------------
         MANUFACTURING (SPECIALIZED) - 0.4%
31,000   Diebold, Inc.                             $    891,250
                                                   ------------


SHARES                                                    VALUE
         TRUCKS & PARTS - 1.4%
64,500   PACCAR, Inc.                              $  3,442,687
                                                   ------------
         TOTAL CAPITAL GOODS                       $ 13,206,843
                                                   ------------
         COMMUNICATION SERVICES - 13.5%
         TELEPHONE - 13.5%
43,200   Aliant Communications, Inc.               $  1,995,300
116,200  Ameritech Corp.                              8,540,700
92,400   BellSouth Corp.                              4,331,250
88,500   GTE Corp.                                    6,703,875
98,412   SBC Communications, Inc.                     5,707,896
84,800   US West Communications Group, Inc.           4,982,000
                                                   ------------
         TOTAL COMMUNICATION SERVICES              $ 32,261,021
                                                   ------------
         CONSUMER CYCLICALS - 8.6%
         AUTOMOBILES - 3.2%
102,800  Ford Motor Co.                            $  5,801,775
27,000   General Motors Corp.                         1,782,000
                                                   ------------
                                                   $  7,583,775
                                                   ------------
         AUTO PARTS & EQUIPMENT - 2.4%
198,871  Delphi Automotive Systems Corp.           $  3,691,543
35,000   The Goodyear Tire & Rubber Co.               2,058,438
                                                   ------------
                                                   $  5,749,981
                                                   ------------
         PUBLISHING - 0.8%
33,700   McGraw-Hill Co., Inc.                     $  1,817,694
                                                   ------------
         PUBLISHING (NEWSPAPERS) - 0.1%
2,500    Tribune Co.                               $    217,813
                                                   ------------
         RETAIL (DEPARTMENT STORES) - 1.7%
97,825   May Department Stores Co.                 $  3,998,597
                                                   ------------
         SERVICES
         (ADVERTISING / MARKETING) - 0.4%
12,600   The Interpublic Group of Companies, Inc.  $  1,091,475
                                                   ------------
         TOTAL CONSUMER CYCLICALS                  $ 20,459,335
                                                   ------------
         CONSUMER STAPLES - 7.4%
         BEVERAGES (NON-ALCOHOLIC) - 0.4%
25,000   PepsiCo, Inc.                             $    967,188
                                                   ------------
         ENTERTAINMENT - 1.2%
114,200  Cedar Fair, L.P.                          $  2,847,863
                                                   ------------
         FOODS - 4.8%
59,700   Bestfoods                                 $  2,955,150
45,000   Campbell Soup Co.                            2,086,875
37,000   General Mills, Inc.                          2,973,875
53,000   H.J. Heinz Co.                               2,656,625
30,000   Sara Lee Corp.                                 680,625
                                                   ------------
                                                   $ 11,353,150
                                                   ------------
         HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.8%
19,000   Colgate-Palmolive Co.                     $  1,876,250
                                                   ------------

44 The accompanying notes are an integral part of these financial statements.

 EQUITY-INCOME PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

SHARES                                                    VALUE
         RETAIL STORES (FOOD CHAINS) - 0.2%
15,000   Winn-Dixie Stores                         $    554,063
                                                   ------------
         TOTAL CONSUMER STAPLES                    $ 17,598,514
                                                   ------------
         ENERGY - 6.6%
         OIL (DOMESTIC INTEGRATED) - 1.9%
54,000   Atlantic Richfield Co.                    $  4,512,375
                                                   ------------
         OIL (INTERNATIONAL INTEGRATED) - 4.7%
58,800   Chevron Corp.                             $  5,597,025
40,000   Exxon Corp.                                  3,085,000
24,500   Mobil Corp.                                  2,425,500
                                                   ------------
                                                   $ 11,107,525
                                                   ------------
         TOTAL ENERGY                              $ 15,619,900
                                                   ------------
         FINANCIAL - 21.0%
         BANKS (MAJOR REGIONAL) - 5.0%
118,800  The Bank of New York Co., Inc.            $  4,358,475
25,000   BankBoston Corp.                             1,278,125
13,000   Comerica, Inc.                                 772,688
84,400   Mellon Bank Corp.                            3,070,050
36,000   National City Corp.                          2,358,000
                                                   ------------
                                                   $ 11,837,338
                                                   ------------
         BANKS (MONEY CENTER) - 0.4%
10,000   The Chase Manhattan Corp.                 $    866,250
                                                   ------------
         BANKS (REGIONAL) - 5.2%
130,600  First Security Corp.                      $  3,558,850
58,700   First Tennessee National Corp.               2,248,944
6,000    North Fork Bancorporation, Inc.                127,875
87,977   Old Kent Financial Corp.                     3,684,053
71,200   SouthTrust Corp.                             2,732,300
                                                   ------------
                                                   $ 12,352,022
                                                   ------------
         INSURANCE (LIFE / HEALTH) - 2.8%
23,600   American National Insurance Co.           $  1,681,500
40,500   Hartford Life, Inc.                          2,131,312
65,200   ReliaStar Financial Corp.                    2,852,500
                                                   ------------
                                                   $  6,665,312
                                                   ------------
         INSURANCE (PROPERTY / CASUALTY) - 2.3%
29,000   Chubb Corp.                               $  2,015,500
35,500   HSB Group Inc.                               1,462,156
65,400   St. Paul Companies, Inc.                     2,080,537
                                                   ------------
                                                   $  5,558,193
                                                   ------------
         INVESTMENT BANKING / BROKERAGE - 1.2%
28,500   Edwards (AG), Inc.                        $    919,125
42,300   Paine Webber Group, Inc.                     1,977,525
                                                   ------------
                                                   $  2,896,650
                                                   ------------
         INVESTMENT MANAGEMENT - 2.7%
81,200   Alliance Capital Management L.P.          $  2,623,775
29,000   Eaton Vance Corp.                              998,687
75,000   T. Rowe Price Associated, Inc.               2,878,125
                                                   ------------
                                                   $  6,500,587
                                                   ------------


SHARES                                                    VALUE
         SAVINGS & LOANS COMPANIES - 1.4%
32,876   Astoria Financial Corp.                   $  1,444,489
4,900    Queens County Bancorp, Inc.                    158,637
50,400   Washington Mutual, Inc.                      1,782,900
                                                   ------------
                                                   $  3,386,026
                                                   ------------
         TOTAL FINANCIAL                           $ 50,062,378
                                                   ------------
         HEALTHCARE - 10.7%
         HEALTHCARE (DIVERSIFIED) - 4.9%
77,300   Abbott Laboratories                       $  3,517,150
50,000   American Home Products Corp.                 2,875,000
45,800   Bristol-Myers Squibb Co.                     3,226,038
21,000   Johnson & Johnson                            2,058,000
                                                   ------------
                                                   $ 11,676,188
                                                   ------------
         HEALTHCARE (DRUGS / MAJOR
         PHARMACEUTICALS) - 5.0%
32,400   Merck & Co., Inc.                         $  2,397,600
180,400  Schering-Plough Corp.                        9,561,200
                                                   ------------
                                                   $ 11,958,800
                                                   ------------
         HEALTHCARE (MEDICAL
         PRODUCTS / SUPPLIES) - 0.8%
62,000   Becton, Dickinson & Co.                   $  1,860,000
                                                   ------------
         TOTAL HEALTHCARE                          $ 25,494,988
                                                   ------------
         TECHNOLOGY - 6.0%
         COMMUNICATIONS EQUIPMENT - 0.7%
45,000   Harris Corp.                              $  1,763,438
                                                   ------------
         COMPUTERS (HARDWARE) - 2.3%
54,200   Hewlett-Packard Co.                       $  5,447,100
                                                   ------------
         ELECTRONICS (DEFENSE) - 0.8%
26,000   Raytheon Co. (Class B)                    $  1,829,750
                                                   ------------
         EQUIPMENT (SEMICONDUCTORS) - 0.8%
85,000   Helix Technology Corp.                    $  2,034,688
                                                   ------------
         PHOTOGRAPHY / IMAGING - 1.4%
49,000   Eastman Kodak Co.                         $  3,319,750
                                                   ------------
         TOTAL TECHNOLOGY                          $ 14,394,726
                                                   ------------
         TRANSPORTATION - 1.2%
         RAILROADS - 1.2%
28,000   Burlington Northern Sante Fe Corp.        $    868,000
66,200   Norfolk Southern Corp.                       1,994,275
                                                   ------------
         TOTAL TRANSPORTATION                      $  2,862,275
                                                   ------------
         UTILITIES - 10.8%
         ELECTRIC COMPANIES - 5.5%
73,000   Allegheny Energy, Inc.                    $  2,340,563
50,000   BEC Energy                                   2,062,500
136,000  Constellation Energy Group                   4,029,000
80,300   DPL, Inc.                                    1,475,513
35,000   DQE, Inc.                                    1,404,375

   The accompanying notes are an integral part of these financial statements. 45

 EQUITY-INCOME PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                    VALUE
         ELECTRIC COMPANIES - (CONTINUED)
2,500    FPL Group, Inc.                           $    136,562
62,000   Kansas City Power & Light Co.                1,581,000
                                                   ------------
                                                   $ 13,029,513
                                                   ------------
         NATURAL GAS - 4.8%
14,000   Buckeye Partners, L.P.                    $    385,000
33,750   Consolidated Natural Gas Co.                 2,050,312
33,200   Indiana Energy, Inc.                           707,575
99,600   KeySpan Energy Corp.                         2,626,950
18,475   Kinder Morgan Energy Partners, L.P.            683,575
11,800   Lakehead Pipe Line Partners, L.P.              518,462
49,200   NICOR, Inc.                                  1,872,675
26,600   Public Service Co. of North Carolina,
         Inc.                                           778,050
94,600   Questar Corp.                                1,809,225
                                                   ------------
                                                   $ 11,431,824
                                                   ------------
         POWER PRODUCERS (INDEPENDENT) - 0.1%
25,000   Consol Energy Inc.                        $    300,000
                                                   ------------
         WATER UTILITIES - 0.4%
32,000   American Water Works Co., Inc.            $    984,000
                                                   ------------
         TOTAL UTILITIES                           $ 25,745,337
                                                   ------------
         TOTAL COMMON STOCKS
         (Cost $186,943,484)                       $236,026,585
                                                   ------------
         TOTAL INVESTMENT IN SECURITIES - 100%
         (Cost $188,874,002)                       $238,254,286
                                                   ------------

46 The accompanying notes are an integral part of these financial statements.

 BALANCED PORTFOLIO                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

SHARES                                                      VALUE
            COMMON STOCKS - 48.6%
            BASIC MATERIALS - 1.8%
            ALUMINUM - 0.4%
    4,200   Reynolds Metals Co.                       $   247,800
                                                      -----------
            CHEMICALS - 0.9%
    2,900   Dow Chemical Corp.                        $   367,937
    5,400   Eastman Chemical Co.                          279,450
                                                      -----------
                                                      $   647,387
                                                      -----------
            PAPER & FOREST PRODUCTS - 0.5%
    5,700   Weyerhaeuser Co.                          $   391,875
                                                      -----------
            TOTAL BASIC MATERIALS                     $ 1,287,062
                                                      -----------
            CAPITAL GOODS - 5.3%
            AEROSPACE / DEFENSE - 1.4%
   15,000   General Dynamics Corp.                    $ 1,027,500
                                                      -----------
            ELECTRICAL EQUIPMENT - 2.4%
   11,700   General Electric Co.                      $ 1,322,100
    3,400   Honeywell, Inc.                               393,975
                                                      -----------
                                                      $ 1,716,075
                                                      -----------
            ENGINEERING & CONSTRUCTION - 0.3%
    5,200   Fluor Corp.                               $   210,600
                                                      -----------
            MACHINERY (DIVERSIFIED) - 0.4%
    5,000   Ingersoll-Rand Co.                        $   323,125
                                                      -----------
            MANUFACTURING (DIVERSIFIED) - 0.8%
    4,100   Tyco International Ltd.                   $   388,475
    3,000   United Technologies Corp.                     215,062
                                                      -----------
                                                      $   603,537
                                                      -----------
            TOTAL CAPITAL GOODS                       $ 3,880,837
                                                      -----------
            COMMUNICATION SERVICES - 5.6%
            TELECOMMUNICATIONS (LONG
            DISTANCE) - 3.5%
    4,200   Ameritech Corp.                           $   308,700
    4,000   Bell Atlantic Corp.                           261,500
   12,600   BellSouth Corp.                               590,625
   24,000   US West Communications Group, Inc.          1,410,000
                                                      -----------
                                                      $ 2,570,825
                                                      -----------
            TELEPHONE - 2.1%
   26,850   AT&T Corp.                                $ 1,498,566
                                                      -----------
            TOTAL COMMUNICATION SERVICES              $ 4,069,391
                                                      -----------
            CONSUMER CYCLICALS - 6.4%
            AUTOMOBILES - 2.2%
   28,500   Ford Motor Co.                            $ 1,608,469
                                                      -----------
            HOMEBUILDING - 0.2%
    5,100   Centex Corp.                              $   191,569
                                                      -----------
            HOUSEHOLD FURNISHINGS &
            APPLIANCES - 0.4%
    3,700   Maytag Corp.                              $   257,844
                                                      -----------
            PUBLISHING - 1.4%
   18,400   McGraw Hill Co., Inc.                     $   992,450
                                                      -----------


SHARES                                                      VALUE
            RETAIL (GENERAL MERCHANDISE) - 1.9%
   28,400   Wal-Mart Stores, Inc.                     $ 1,370,300
                                                      -----------
            SERVICES
            (ADVERTISING / MARKETING) - 0.3%
    2,700   Omnicom Group                             $   216,000
                                                      -----------
            TOTAL CONSUMER CYCLICALS                  $ 4,636,632
                                                      -----------
            CONSUMER STAPLES - 6.8%
            DISTRIBUTORS (FOOD & HEALTH) - 0.3%
    9,200   SUPERVALU, Inc.                           $   236,325
                                                      -----------
            ENTERTAINMENT - 0.4%
    8,400   The Walt Disney Co., Inc.                 $   258,825
                                                      -----------
            FOODS - 3.5%
   11,900   H.J. Heinz Co., Inc.                      $   596,488
   31,000   Kellogg Co.                                 1,023,000
    4,000   The Quaker Oats Co.                           265,500
   30,000   Tyson Foods, Inc.                             675,000
                                                      -----------
                                                      $ 2,559,988
                                                      -----------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.4%
    5,000   Kimberly Clark Corp.                      $   285,000
                                                      -----------
            RESTAURANTS - 1.5%
   26,900   Darden Restaurants, Inc.                  $   586,756
   11,400   McDonald's Corp.                              470,963
                                                      -----------
                                                      $ 1,057,719
                                                      -----------
            SPECIALTY PRINTING - 0.7%
    6,500   Deluxe Corp.                              $   253,094
    7,300   R.R. Donnelley & Sons Co., Inc.               270,556
                                                      -----------
                                                      $   523,650
                                                      -----------
            TOTAL CONSUMER STAPLES                    $ 4,921,507
                                                      -----------
            ENERGY - 5.2%
            OIL (DOMESTIC INTEGRATED) - 1.0%
   11,400   Royal Dutch Petroleum Co.                 $   686,850
                                                      -----------
            OIL (INTERNATIONAL INTEGRATED) - 3.7%
    9,200   Chevron Corp.                             $   875,725
   12,000   Exxon Corp.                                   925,500
    6,700   Mobil Corp.                                   663,300
    4,100   Texaco Inc.                                   256,250
                                                      -----------
                                                      $ 2,720,775
                                                      -----------
            OIL & GAS (REFINING & MARKETING) - 0.5%
    9,400   Ashland, Inc.                             $   377,175
                                                      -----------
            TOTAL ENERGY                              $ 3,784,800
                                                      -----------
            FINANCIAL - 8.3%
            BANKS (MAJOR REGIONAL) - 1.6%
   14,400   Banc One Corp.                            $   857,700
    6,300   Fleet Financial Group, Inc.                   279,563
                                                      -----------
                                                      $ 1,137,263
                                                      -----------
            BANKS (MONEY CENTER) - 2.3%
   12,600   BankAmerica Corp.                         $   923,738

   The accompanying notes are an integral part of these financial statements. 47

 BALANCED PORTFOLIO                            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

SHARES                                                      VALUE
            BANKS (MONEY CENTER) - (CONTINUED)
    8,000   First Union Corp.                         $   376,000
    2,900   J.P. Morgan & Co. Inc.                        407,450
                                                      -----------
                                                      $ 1,707,188
                                                      -----------
            FINANCIAL (DIVERSIFIED) - 1.4%
    8,400   American General Corp.                    $   633,150
    5,400   Federal National Mortgage Association         369,225
                                                      -----------
                                                      $ 1,002,375
                                                      -----------
            INSURANCE (LIFE / HEALTH) - 1.5%
    5,600   Lincoln National Corp.                    $   292,950
   10,800   Transamerica Corp.                            810,000
                                                      -----------
                                                      $ 1,102,950
                                                      -----------
            INSURANCE (MULTI-LINE) - 1.0%
    8,200   Cigna Corp.                               $   729,800
                                                      -----------
            INSURANCE (PROPERTY / CASUALTY) - 0.5%
    7,600   Safeco Corp.                              $   335,350
                                                      -----------
            TOTAL FINANCIAL                           $ 6,014,926
                                                      -----------
            HEALTHCARE - 2.4%
            HEALTHCARE (DIVERSIFIED) - 0.6%
    2,300   Allergan Inc.                             $   255,300
    2,600   Warner-Lambert Co.                            180,375
                                                      -----------
                                                      $   435,675
                                                      -----------
            HEALTHCARE (DRUGS / MAJOR
            PHARMACEUTICALS) - 1.8%
    2,900   Eli Lilly & Co.                           $   207,713
   20,000   Pharmacia & Upjohn Inc.                     1,136,250
                                                      -----------
                                                      $ 1,343,963
                                                      -----------
            TOTAL HEALTHCARE                          $ 1,779,638
                                                      -----------


SHARES                                                      VALUE
            TECHNOLOGY - 5.2%
            COMMUNICATIONS EQUIPMENT - 2.6%
   23,000   Lucent Technologies, Inc.                 $ 1,551,063
    3,400   Motorola, Inc.                                322,150
                                                      -----------
                                                      $ 1,873,213
                                                      -----------
            COMPUTERS (HARDWARE) - 1.6%
   11,500   Compaq Computer Corp.                     $   272,406
    8,900   Hewlett-Packard Co.                           894,450
                                                      -----------
                                                      $ 1,166,856
                                                      -----------
            ELECTRONICS (SEMICONDUCTORS) - 1.0%
   12,000   Intel Corp.                               $   714,000
                                                      -----------
            TOTAL TECHNOLOGY                          $ 3,754,069
                                                      -----------
            TRANSPORTATION - 0.6%
            AIRLINES - 0.6%
   15,100   Southwest Airlines Co.                    $   469,988
                                                      -----------
            TOTAL TRANSPORTATION                      $   469,988
                                                      -----------
            UTILITIES - 1.0%
            ELECTRIC COMPANIES - 1.0%
    6,600   DTE Energy Co.                            $   264,000
   11,000   Public Service Enterprise Group, Inc.         449,625
                                                      -----------
            TOTAL UTILITIES                           $   713,625
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $28,822,170)                        $35,312,475
                                                      -----------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                       VALUE
                              DEBT OBLIGATIONS - 51.4%
                              CORPORATE BONDS - 22.3%
                              BASIC MATERIALS - 1.3%
$ 240,000     B- / Caa1       AEI Resources, Inc., 11.5%, 12 / 15 / 06
                              (144A)                                      $   235,800
  250,000     B+ / B2         Huntsman ICI Chemicals LLC, 10.125%,
                              7 / 1 / 09 (144A)                               252,187
  150,000     BB / Ba3        Lyondell Chemical Co., 9.875%,
                              5 / 1 / 07 (144A)                               153,750
  135,000     A- / A2         Phelps Dodge Corp., 7.75%, 1 / 1 / 02           137,682
  150,000     B+ / B2         Royster-Clark Inc., 10.25%, 4 / 1 / 09
                              (144A)                                          148,500
                                                                          -----------
                              TOTAL BASIC MATERIALS                       $   927,919
                                                                          -----------
                              CAPITAL GOODS - 1.6%
  275,000     BB / Ba3        Allied Waste Industries, Inc. , 7.625%,
                              1 / 1 / 06                                  $   256,437
  150,000     BBB+ / Baa1     Lockheed Martin Corp., 6.85%,
                              5 / 15 / 01                                     150,564
  240,000     B / B2          Metromedia Fiber Network, Inc., 10.0%,
                              11 / 15 / 08                                    246,600
  500,000     BBB+ / Baa2     Waste Management, Inc., 6.625%,
                              7 / 15 / 02                                     500,800
                                                                          -----------
                              TOTAL CAPITAL GOODS                         $ 1,154,401
                                                                          -----------
                              COMMUNICATIONS SERVICES - 1.0%
  500,000     BBB- / Baa3     Comcast Cable Communications Inc., 6.2%,
                              11 / 15 / 08                                $   465,285

48 The accompanying notes are an integral part of these financial statements.

 BALANCED PORTFOLIO                            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                       VALUE
                              COMMUNICATIONS SERVICES - (CONTINUED)
$ 150,000     B / B3          Crown Castle International Inc., 9.0%,
                              5 / 15 / 11                                 $   146,250
  120,000     B / B3          NEXTLINK Communications Inc., 10.75%,
                              6 / 1 / 09                                      123,300
                                                                          -----------
                              TOTAL COMMUNICATIONS SERVICES               $   734,835
                                                                          -----------
                              CONSUMER CYCLICALS - 2.7%
  225,000     BBB / Baa3      Laidlaw Inc., 7.65%, 5 / 15 / 06            $   219,463
  300,000     BBB- / Baa3     Levi Strauss & Co., 7.0%, 11 / 1 / 06
                              (144A)                                          267,804
  250,000     BB+ / Baa3      Saks Inc., 8.25%, 11 / 15 / 08                  261,462
  250,000     BB+ / Baa3      Saks Inc., 7.5%, 12 / 1 / 10                    246,925
1,000,000     BBB- / Baa3     ShopKo Stores, Inc., 6.5%, 8 / 15 / 03          972,410
                                                                          -----------
                              TOTAL CONSUMER CYCLICALS                    $ 1,968,064
                                                                          -----------
                              CONSUMER STAPLES - 2.0%
  230,000     B / B3          Agrilink Foods Inc., 11.875%,
                              11 / 1 / 08                                 $   237,475
  350,000     B- / B3         Ameriserve Food Distributors Inc.,
                              10.125%, 7 / 15 / 07                            297,500
  225,000     B+ / B2         Charter Communications Holdings LLC,
                              8.25%, 4 / 1 / 07 (144A)                        214,313
  350,000     B / B2          Echostar DBS Corp., 9.25%, 2 / 1 / 06
                              (144A)                                          357,000
  125,000     B- / B2         Emmis Communications Corp., 8.125%,
                              3 / 15 / 09 (144A)                              117,812
  250,000     B- / B3         Premier Parks Inc., 9.75%, 6 / 15 / 07          252,500
                                                                          -----------
                              TOTAL CONSUMER STAPLES                      $ 1,476,600
                                                                          -----------
                              ENERGY - 2.1%
  500,000     BB- / Ba2       Gulf Canada Resources Ltd., 9.625%,
                              7 / 1 / 05                                  $   516,535
  225,000     BB- / Ba3       RBF Finance Co., 11.0%, 3 / 15 / 06
                              (144A)                                          229,500
  240,000     BB+ / Ba1       Santa Fe Snyder Corp., 8.05%,
                              6 / 15 / 04                                     239,594
  500,000     BBB / Baa1      Tosco Corp., 9.625%, 3 / 15 / 02                532,900
                                                                          -----------
                              TOTAL ENERGY                                $ 1,518,529
                                                                          -----------
                              FINANCIAL - 7.6%
  250,000     BBB / Baa3      AT & T Capital Corp., 6.875%,
                              1 / 16 / 01                                 $   249,840
  250,000     BB+ / Baa3      Capital One Financial Corp., 7.125%,
                              8 / 1 / 08                                      236,640
  500,000     A+ / A1         Citicorp, Inc., 7.25%, 9 / 1 / 08               505,850
  425,000     A / A1          Ford Motor Credit Corp., 9.14%,
                              12 / 30 / 14                                    463,093
  300,000     A / A2          Hartford Financial Services Group, Inc.,
                              6.375%, 11 / 1 / 02                             299,814
  200,000     BBB+ / Baa2     Hertz Corp., 7.0%, 7 / 15 / 03                  202,098
  250,000     BBB- / Ba2      Imperial Bank, 8.5%, 4 / 1 / 09                 241,485
  250,000     A / Baa1        Lehman Brothers Holdings, 6.625%,
                              4 / 1 / 04                                      242,985
  200,000     BBB / Baa3      Mack-Cali Realty Corp., 7.25%,
                              3 / 15 / 09                                     189,826
  220,000     AA- / Aa3       Merrill Lynch & Co., Inc., 6.375%,
                              9 / 8 / 06                                      211,816
  200,000     A / Aa3         Nationsbank Corp., 6.5%, 3 / 15 / 06            193,968
  200,000     A / Aa3         Nationsbank Corp., 7.5%, 9 / 15 / 06            205,974
  500,000     A+ / A1         St. Paul Companies, Inc., 6.38%,
                              12 / 15 / 08                                    478,400
  500,000     BBB / Baa2      Spieker Properties, Inc., 6.875%,
                              2 / 1 / 05                                      487,370
  500,000     A / A2          SunTrust Banks Inc., 6.0%, 2 / 15 / 26          475,760
  500,000     BBB+ / A3       Washington Mutual, Inc., 7.25%,
                              8 / 15 / 05                                     504,795
  300,000     AA- / A2        Western National Corp., 7.125%,
                              2 / 15 / 04                                     305,313
                                                                          -----------
                              TOTAL FINANCIAL                             $ 5,495,027
                                                                          -----------
                              HEALTHCARE - 0.6%
  350,000     BBB- / Ba1      Beckman Instruments, Inc., 7.05%,
                              6 / 1 / 26                                  $   332,682
  125,000     B / B3          King Pharmaceutical Inc., 10.75%,
                              2 / 15 / 09                                     128,750
                                                                          -----------
                              TOTAL HEALTHCARE                            $   461,432
                                                                          -----------

   The accompanying notes are an integral part of these financial statements. 49

 BALANCED PORTFOLIO                            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

              S&P/MOODY'S
PRINCIPAL     RATINGS
AMOUNT        (UNAUDITED)                                                       VALUE
                              TECHNOLOGY - 1.4%
$1,000,000    A+ / A1         Motorola Inc., 6.5%, 3 / 1 / 08             $   981,630
                                                                          -----------
                              TOTAL TECHNOLOGY                            $   981,630
                                                                          -----------
                              TRANSPORTATION - 0.7%
  500,000     BBB- / Baa2     Kansas City Southern Industries, Inc.,
                              7.875%, 7 / 1 / 02                          $   512,910
                                                                          -----------
                              TOTAL TRANSPORTATION                        $   512,910
                                                                          -----------
                              UTILITIES - 1.3%
  300,000     BB / Ba3        CMS Energy Corp., 7.5%, 1 / 15 / 09         $   281,367
  650,000     A / A2          Virginia Electric & Power, 6.75%,
                              2 / 1 / 07                                      655,687
                                                                          -----------
                              TOTAL UTILITIES                             $   937,054
                                                                          -----------
                              TOTAL CORPORATE BONDS                       $16,168,401
                                                                          -----------
                              U.S. GOVERNMENT OBLIGATIONS - 12.1%
4,425,000                     U.S. Treasury Bonds, 6.5%, 10 / 15 / 06     $ 4,570,450
1,000,000                     U.S. Treasury Bonds, 8.125%, 8 / 15 / 19      1,207,190
1,545,000                     U.S. Treasury Bonds, 6.125%,
                              11 / 15 / 27                                  1,532,285
  500,000                     U.S. Treasury Notes, 5.25%, 5 / 15 / 04         491,250
1,025,000                     U.S. Treasury Notes, 5.625%, 5 / 15 / 08      1,004,438
                                                                          -----------
                              TOTAL U.S. GOVERNMENT OBLIGATIONS           $ 8,805,613
                                                                          -----------
                              U.S. GOVERNMENT AGENCY
                              OBLIGATIONS - 17.0%
  500,000                     Federal Home Loan Mortgage Corp., REMIC
                              Series 1487F, 6.0%, 11 / 15 / 20            $   498,330
1,000,000                     Federal Home Loan Mortgage Corp., REMIC
                              Series 1541G, 6.75%, 11 / 15 / 21             1,003,530
1,000,000                     Federal Home Loan Mortgage Corp., REMIC
                              Series 1652PJ, 6.6%, 8 / 15 / 22                999,990
  367,057                     Federal Home Loan Mortgage Corp., REMIC
                              Series, 2017C, 6.5%, 11 / 15 / 23               364,642
  825,000                     Federal National Mortgage Association,
                              REMIC Series 93-47C, 7.0%, 4 / 25 / 08          833,968
  494,065                     Government National Mortgage
                              Association, 6.0%, 4 / 15 / 14                  477,682
  496,944                     Government National Mortgage
                              Association, 6.5%, 10 / 15 / 28                 478,566
1,498,685                     Government National Mortgage
                              Association, 6.0%, 11 / 15 / 28               1,403,114
1,399,999                     Government National Mortgage
                              Association, 7.0%, 12 / 15 / 28               1,383,549
  496,341                     Government National Mortgage
                              Association, 6.0%, 1 / 15 / 29                  464,689
1,600,000                     Government National Mortgage
                              Association, 6.5%, 3 / 15 / 29                1,540,832
  482,038                     Government National Mortgage Association
                              I, 6.0%, 11 / 15 / 13                           466,054
  978,579                     Government National Mortgage Association
                              II, 7.0%, 2 / 20 / 29                           967,080
  474,103                     Government National Mortgage
                              Association, REMIC Series 1998-24A, 6.0%
                              11 / 20 / 24                                    466,712
1,000,000                     Government National Mortgage
                              Association, REMIC Series 98-13B, 6.5%,
                              12 / 20 / 25                                    966,110
                                                                          -----------
                              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS    $12,314,848
                                                                          -----------
                              TOTAL DEBT OBLIGATIONS
                              (Cost $38,215,122)                          $37,288,862
                                                                          -----------
                              TOTAL INVESTMENT IN SECURITIES - 100%
                              (Cost $67,037,292)                          $72,601,337
                                                                          -----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1999, the value of these securities amounted to $1,976,666 or 2.7% of total net assets.

50   The accompanying notes are an integral part of these financial statements.

 SWISS FRANC BOND PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT      (UNAUDITED)                                     VALUE
                 DEBT OBLIGATIONS - 87.0%
                 AUSTRALIA - 1.6%
$1,000,000  NR / NR Shell Australia, 6.0%, 1 / 14 / 00 $   656,423
                                                      -----------
                 AUSTRIA - 3.2%
1,000,000        Autobahn Schnell AG, 3.0%,
            NR / NR 11 / 12 / 01                      $   654,494
1,000,000   NR / NR City of Vienna, 4.25%, 1 / 31 / 00     651,922
                                                      -----------
                                                      $ 1,306,416
                                                      -----------
                 BELGIUM - 1.7%
1,000,000        Societe Nationale Credit a
                 d'Investissement, 7.25%,
            NR / NR 10 / 2 / 00                       $   684,068
                                                      -----------
                 CANADA - 12.4%
3,000,000        GMAC Canada Ltd., 3.75%,
            AA- / Aa3 1 / 16 / 01                     $ 1,976,019
2,000,000        Province of Ontario, 4.0%,
            AA- / Aa3 6 / 29 / 01                       1,442,073
1,260,000        Province of Saskatchewan, 7.0%,
            NR / A2 8 / 17 / 00                           856,661
1,200,000   A+ / A2 Quebec Province, 3.5%, 9 / 17 / 08     763,405
                                                      -----------
                                                      $ 5,038,158
                                                      -----------
                 DENMARK - 3.0%
  600,000   NR / Aa1 Great Belt AS, 4.25%, 9 / 24 / 04 $   412,176
1,340,000        Kingdom of Denmark, 0.0%,
            AA+ / Aa1 2 / 17 / 02                         808,101
                                                      -----------
                                                      $ 1,220,277
                                                      -----------
                 FRANCE - 8.0%
1,800,000        Caisse National d'Autoroutes,
            AAA / Aaa 3.375%, 2 / 27 / 08             $ 1,167,674
1,800,000        Reseau Ferre de France, 3.25%,
            AAA / Aaa 9 / 12 / 08                       1,150,894
1,300,000   NR / NR Rhone-Alpes, 6.375%, 11 / 25 / 02     931,497
                                                      -----------
                                                      $ 3,250,065
                                                      -----------
                 GERMANY - 10.2%
2,000,000        Bayerische Vereinsbank, 4.25%,
            NR / Aa3 2 / 21 / 07                      $ 1,338,241
2,000,000   NR / A1 Commerzbank AG, 7.0%, 7 / 25 / 01   1,398,354
2,200,000        Frankfurter Hypothekenbank
                 Centralboden AG, 3.125%,
            AAA / Aaa 4 / 29 / 08                       1,395,332
                                                      -----------
                                                      $ 4,131,927
                                                      -----------
                 IRELAND - 2.2%
1,300,000        Republic of Ireland, 6.5%,
            AA+ / Aaa 1 / 15 / 01                     $   890,543
                                                      -----------
                 NETHERLANDS - 9.5%
1,400,000   NR / A1 BMW Finance NV, 5.0%, 4 / 21 / 13 $   942,844
1,000,000        De Nationale Investeringsbank NV,
            NR / Aa3 3.25%, 12 / 20 / 99                  647,743
1,400,000        Deutsche Finance BV, 3.5%,
            AA+ / Aa1 2 / 19 / 03                         929,343
2,000,000   NR / Aaa Helaba Finance, 3.75%, 12 / 28 / 00   1,324,418
                                                      -----------
                                                      $ 3,844,348
                                                      -----------
                 NEW ZEALAND - 5.0%
3,000,000        Transpower Finance Ltd., 4.25%,
            AA+ / Aa2 6 / 10 / 04                     $ 2,052,205
                                                      -----------
                 NORWAY - 3.6%
2,165,000   AA / Aa2 Statoil, 4.125%, 9 / 20 / 01     $ 1,450,038
                                                      -----------

   The accompanying notes are an integral part of these financial statements. 51

 SWISS FRANC BOND PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)                   (CONTINUED)

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT      (UNAUDITED)                                     VALUE
                 SWEDEN - 5.0%
$3,000,000  NR / Aa3 AB Spintab, 3.25%, 1 / 24 / 02   $ 1,967,822
  100,000        City of Gothenberg, 6.375%,
            NR / A1 12 / 10 / 99                           65,449
                                                      -----------
                                                      $ 2,033,271
                                                      -----------
                 PHILIPPINES - 4.8%
2,000,000        Asian Development Bank,
            AAA / Aaa 7.375%,11 / 27 / 00             $ 1,957,668
                                                      -----------
                 UNITED KINGDOM - 0.8%
  500,000        Abbey National Treasury Services,
            AA / Aa2 4.0%, 12 / 30 / 99               $   325,158
                                                      -----------
                 UNITED STATES - 16.0%
2,500,000        Citibank Credit Card Master Trust,
            NR / A1 3.5%, 11 / 25 / 02                $ 1,648,290
  300,000        General Electric Capital Corp.,
            NR / Aaa 3.5%, 5 / 29 / 00                    195,770
3,000,000        J.P. Morgan & Co. Inc., 2.0%,
            NR / A1 12 / 27 / 01                        1,915,263
2,200,000        Merrill Lynch & Co., 3.0%,
            AA- / Aa3 4 / 8 / 02                        1,437,765
2,000,000        Toyota Motor Credit Corp., 4.5%,
            AAA / Aa1 9 / 29 / 00                       1,325,704
                                                      -----------
                                                      $ 6,522,792
                                                      -----------
                 TOTAL DEBT OBLIGATIONS
                 (Cost $39,495,740)                   $35,363,357
                                                      -----------
                 TEMPORARY CASH INVESTMENTS - 13.0%
                 COMMERCIAL PAPER - 13.0%
1,626,000        American Express Credit Corp.,
                 5.2%, 7 / 2 / 99                     $ 1,626,000
1,182,000        Citigroup Inc., 5.26%, 7 / 7 / 99      1,182,000
1,000,000        Household Finance Corp., 5.75%,
                 7 / 1 / 99                             1,000,000
1,480,000        Prudential Funding Corp., 5.25%,
                 7 / 6 / 99                             1,480,000
                                                      -----------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $5,288,000)                    $ 5,288,000
                                                      -----------
                 TOTAL INVESTMENT IN
                 SECURITIES - 100%
                 (Cost $44,783,740)                   $40,651,357
                                                      -----------

52 The accompanying notes are an integral part of these financial statements.

 AMERICA INCOME PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

PRINCIPAL
AMOUNT                                                     VALUE
           U.S GOVERNMENT AND AGENCY
           OBLIGATIONS - 100%
$300,000   Federal Farm Credit Bank, Medium Term
           Note, 6.38%, 11 / 27 / 06                 $   300,249
 350,000   Federal Farm Credit Bank, Medium Term
           Note, 6.78%, 12 / 12 / 07                     345,205
 400,000   Federal Home Loan Bank, 6.02%,
           3 / 17 / 08                                   384,452
 110,000   Federal Home Loan Mortgage Corp., 6.55%,
           1 / 4 / 00                                    110,626
 300,000   Federal Home Loan Mortgage Corp.,
           7.125%, 11 / 18 / 02                          310,104
 600,000   Federal Home Loan Mortgage Corp., 6.54%,
           11 / 6 / 07                                   588,444
 179,148   Federal Home Loan Mortgage Corp., 7.0%,
           9 / 1 / 27                                    177,514
 498,483   Federal Home Loan Mortgage Corp., 6.5%,
           3 / 1 / 29                                    481,794
 139,975   Federal Home Loan Mortgage Corp., REMIC
           Series G031K, 6.5%, 10 / 25 / 14              138,076
  32,696   Federal Home Loan Mortgage Corp., REMIC
           Series 1142H, 7.95%, 12 / 15 / 20              32,700
 500,000   Federal Home Loan Mortgage Corp., REMIC
           Series 1541G, 6.75%, 11 / 15 / 21             501,765
 660,400   Federal Home Loan Mortgage Corp., REMIC
           Series 2043DB, 6.5%, 1 / 15 / 25              657,184
 500,000   Federal Home Loan Mortgage Corp., REMIC
           Series 2106K, 6.0%, 4 / 15 / 25               466,875
 225,000   Federal National Mortgage Association,
           6.8%, 1 / 10 / 03                             229,748
1,504,250  Federal National Mortgage Association,
           6.5%, 5 / 18 / 26 to 11 / 1 / 28            1,454,469
 993,760   Federal National Mortgage Association,
           6.0%, 12 / 1 / 28                             933,786
 300,000   Federal National Mortgage Association,
           Medium Term Note, 6.84%, 7 / 17 / 07          298,221
 300,000   Federal National Mortgage Association,
           Medium Term Note, 6.44%, 8 / 14 / 07          299,556
 350,000   Federal National Mortgage Association,
           Medium Term Note, 6.59%, 9 / 17 / 07          352,769
 230,228   Government National Mortgage
           Association, 8.0%, 2 / 15 / 08                238,530
 144,481   Government National Mortgage
           Association, 7.5%, 10 / 15 / 22 to
           9 / 15 / 23                                   146,401
2,083,390  Government National Mortgage
           Association, 6.0%, 3 / 15 / 26 to
           1 / 15 / 29                                 1,950,716
2,998,544  Government National Mortgage
           Association, 6.5%, 1 / 15 / 28 to
           2 / 15 / 29                                 2,887,969
2,759,857  Government National Mortgage
           Association, 7.0%, 12 / 15 / 25 to
           6 / 15 / 29                                 2,727,770
 490,277   Government National Mortgage Association
           I, 6.5%, 8 / 15 / 28                          472,146
  36,654   Government National Mortgage Association
           II, 8.0%, 8 / 20 / 25                          37,713
 669,154   Government National Mortgage Association
           II, 7.5%, 8 / 20 / 27                         676,916
2,081,655  Government National Mortgage Association
           II, 6.5%, 8 / 20 / 28 to 2 / 20 / 29        2,004,674
 978,579   Government National Mortgage Association
           II, 7.0%, 2 / 20 / 29                         967,080
 500,000   Government National Mortgage
           Association, REMIC Series 1998-21VB,
           6.5%, 10 / 20 / 11                            487,995
 474,103   Government National Mortgage
           Association, REMIC Series 1998-24A,
           6.5%, 11 / 20 / 24                            466,712
 250,000   Private Export Funding, 7.3%,
           1 / 31 / 02                                   257,487
 500,000   Private Export Funding, 6.9%,
           1 / 31 / 03                                   509,925
 200,000   Student Loan Marketing Association,
           7.5%, 3 / 8 / 00                              202,716
 250,000   Tennessee Valley Authority, 6.375%,
           6 / 15 / 05                                   251,722
 300,000   Tennessee Valley Authority, 6.75%,
           6 / 1 / 28                                    289,500
2,100,000  U.S. Treasury Bonds, 7.25%, 5 / 15 / 16     2,312,163
2,100,000  U.S. Treasury Bonds, 6.25%, 8 / 15 / 23     2,106,195
 200,000   U.S. Treasury Notes, 7.875%,
           11 / 15 / 04                                  218,656
2,000,000  U.S. Treasury Notes, 7.0%, 7 / 15 / 06      2,120,920
                                                     -----------
           TOTAL INVESTMENTS IN SECURITIES
           (Cost $30,436,561)                        $29,397,443
                                                     -----------

Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

   The accompanying notes are an integral part of these financial statements. 53

 MONEY MARKET PORTFOLIO                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 6 / 30 / 99  (UNAUDITED)

PRINCIPAL
AMOUNT                                                      VALUE
            COMMERCIAL PAPER - 72.6%
$1,030,000  Abbott Laboratories, 4.92%, 7 / 20 / 99   $ 1,027,461
  638,000   American Express Credit Corp., 4.78%,
            8 / 24 / 99                                   633,426
  908,000   American General Finance Corp., 4.83%,
            7 / 20 / 99                                   905,685
1,015,000   BellSouth Capital Funding Corp., 4.96%,
            9 / 2 / 99                                  1,006,190
1,150,000   Chevron USA, Inc., 4.78%, 7 / 9 / 99        1,148,779
  965,000   The Coca Cola Co., 4.93%, 8 / 17 / 99         958,789
  758,000   Commercial Credit Co., 4.84%,
            7 / 15 / 99                                   756,573
1,125,000   Deere (John) Capital Corp., 4.79%,
            8 / 12 / 99                                 1,118,713
1,095,000   E. I. Du Pont de Nemours & Co., 4.86%,
            8 / 20 / 99                                 1,087,609
1,042,000   Ford Motor Credit Corp., 4.83%,
            7 / 19 / 99                                 1,039,484
1,124,000   General Electric Capital Corp., 4.81%,
            7 / 12 / 99                                 1,122,348
1,025,000   General Motors Acceptance Corp., 4.87%,
            8 / 26 / 99                                 1,017,235
1,250,000   Household Finance Corp., 4.78%,
            7 / 16 / 99                                 1,247,510
1,020,000   IBM Corp., 4.8%, 7 / 6 / 99                 1,019,320
  520,000   J.P. Morgan & Co. Inc., 4.77%,
            9 / 15 / 99                                   514,763
  990,000   Norwest Financial Inc., 4.96%,
            7 / 13 / 99                                   988,363
1,100,000   Pfizer, Inc., 4.78%, 7 / 14 / 99            1,098,101
1,094,000   Prudential Funding Corp., 4.92%,
            8 / 23 / 99                                 1,086,076
1,065,000   Shell Oil Co., 4.92%, 7 / 19 / 99           1,062,380
  970,000   Walt Disney Co., 4.74%, 10 / 12 / 99          956,845
1,120,000   Warner-Lambert Inc., 5.05%, 7 / 30 / 99     1,115,444
                                                      -----------
                                                      $20,911,094
                                                      -----------
            U.S. GOVERNMENT AGENCY
            OBLIGATIONS - 13.9%
1,000,000   Federal Farm Credit Bank, 4.77%,
            7 / 1 / 99                                $ 1,000,000
1,000,000   Federal Farm Credit Bank, 4.875%,
            9 / 1 / 99                                  1,000,000
1,000,000   Federal Farm Credit Bank, 5.06%,
            10 / 1 / 99                                 1,000,000
1,000,000   Federal Farm Credit Bank, 4.77%,
            11 / 1 / 99                                 1,000,000
                                                      -----------
            TOTAL U.S. GOVERNMENT OBLIGATIONS         $ 4,000,000
                                                      -----------
            REPURCHASE AGREEMENT - 13.5%
3,900,000   Credit Suisse First Boston Group, Inc.,
            4.7%, dated 6 / 30 / 99, repurchase
            price of $3,900,000 plus accrued
            interest on 7/1/99, collateralized by
            $3,245,000 U.S. Treasury Notes, 11.125%,
            8/15/03                                   $ 3,900,000
                                                      -----------
            TOTAL REPURCHASE AGREEMENT                $ 3,900,000
                                                      -----------
            TOTAL INVESTMENT IN SECURITIES - 100%     $28,811,094
                                                      -----------

54 The accompanying notes are an integral part of these financial statements.

 EMERGING MARKETS PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   10 / 30 / 98 TO
                                                    (UNAUDITED)    12 / 31 / 98
Net asset value, beginning of period                   $10.49         $ 10.00
                                                    -----------   ---------------
Increase from investment operations:
  Net investment income                                $ 0.01         $  0.00
  Net realized and unrealized gain on investments
   and foreign currency transactions                     3.62            0.49
                                                    -----------   ---------------
Net increase in net asset value                        $ 3.63         $  0.49
                                                    -----------   ---------------
Net asset value, end of period                         $14.12         $ 10.49
                                                    -----------   ---------------
Total return*                                           34.60%           4.90%
Ratio of net expenses to average net assets              1.96%**+        1.75%**
Ratio of net investment loss to average net assets      (0.04)%**+       (0.01)%**
Portfolio turnover rate                                   137%**           60%**
Net assets, end of period (in thousands)               $1,057         $   133
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                          16.71%**       104.83%**
  Net investment loss                                  (14.79)%**     (103.09)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           1.75%**         1.75%**
  Net investment income (loss)                           0.17%**        (0.01)%**

 EUROPE PORTFOLIO                               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   10 / 30 / 98 TO
                                                    (UNAUDITED)    12 / 31 / 98
Net asset value, beginning of period                   $10.60         $ 10.00
                                                    -----------   ---------------
Increase (decrease) from investment operations:
  Net investment income                                $ 0.08         $  0.00
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        (0.25)           0.60
                                                    -----------   ---------------
   Net increase (decrease) from investment
    operations                                         $(0.17)        $  0.60
Distributions to shareholders:
  Net realized gain                                     (0.01)             --
                                                    -----------   ---------------
Net increase (decrease) in net asset value             $(0.18)        $  0.60
                                                    -----------   ---------------
Net asset value, end of period                         $10.42         $ 10.60
                                                    -----------   ---------------
Total return*                                           (1.64)%          6.00%
Ratio of net expenses to average net assets              1.55%**+        1.50%**
Ratio of net investment income to average net
 assets                                                  2.21%**+        0.00%**
Portfolio turnover rate                                    46%**            6%**
Net assets, end of period (in thousands)               $7,438         $ 1,620
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           3.08%**        16.56%**
  Net investment income (loss)                           0.68%**       (15.06)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           1.50%**         1.50%**
  Net investment income                                  2.26%**         0.00%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 55

 INTERNATIONAL GROWTH PORTFOLIO                 PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED    3 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96  12 / 31 / 95
Net asset value, beginning of period                  $ 10.79       $ 12.23       $ 11.83       $ 10.93       $ 10.00
                                                    -----------   -----------   -----------   -----------   -------------
Increase (decrease) from investment operations:
  Net investment income                               $  0.08       $  0.09       $  0.06       $  0.05       $     -
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         0.65         (0.45)         0.53          0.88          1.04
                                                    -----------   -----------   -----------   -----------   -------------
  Net increase (decrease) from investment
   operations                                         $  0.73       $ (0.36)      $  0.59       $  0.93       $  1.04
Distributions to shareholders:
  Net investment income                                 (0.15)        (0.19)        (0.03)            -             -
  In excess of net investment income                        -             -             -             -         (0.02)
  Net realized gain                                         -         (0.89)        (0.16)        (0.03)        (0.09)
                                                    -----------   -----------   -----------   -----------   -------------
Net increase (decrease) in net asset value            $  0.58       $ (1.44)      $  0.40       $  0.90       $  0.93
                                                    -----------   -----------   -----------   -----------   -------------
Net asset value, end of period                        $ 11.37       $ 10.79       $ 12.23       $ 11.83       $ 10.93
                                                    -----------   -----------   -----------   -----------   -------------
Total return*                                            6.74%        (3.32)%        4.87%         8.54%        10.42%
Ratio of net expenses to average net assets              1.24%**+      1.44%+        1.49%+        1.52%+        2.10%**+
Ratio of net investment income (loss) to average
 net assets                                              1.27%**+      1.00%+        0.78%+        0.78%+       (0.25)%**+
Portfolio turnover rate                                   127%**        113%          133%          115%          139%**
Net assets, end of period (in thousands)              $51,418       $51,525       $49,412       $24,770       $ 2,967
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           1.24%**       1.47%         1.71%         3.04%        17.22%**
  Net investment income (loss)                           1.27%**       0.97%         0.56%        (0.74)%      (15.37)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           1.24%**       1.43%         1.48%         1.50%         1.75%**
  Net investment income                                  1.27%**       1.01%         0.79%         0.80%         0.10%**

 CAPITAL GROWTH PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED    3 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96  12 / 31 / 95
Net asset value, beginning of period                  $  14.49      $  16.15      $  13.05      $ 11.57       $ 10.00
                                                    -----------   -----------   -----------   -----------   -------------
Increase (decrease) from investment operations:
  Net investment income                               $   0.07      $   0.12      $   0.12      $  0.03       $  0.02
  Net realized and unrealized gain (loss) on
   investments                                            2.34         (0.65)         3.09         1.71          1.69
                                                    -----------   -----------   -----------   -----------   -------------
  Net increase (decrease) from investment
   operations                                         $   2.41      $  (0.53)     $   3.21      $  1.74       $  1.71
Distributions to shareholders:
  Net investment income                                  (0.13)        (0.10)            -        (0.03)        (0.02)
  Net realized gain                                          -         (1.03)        (0.11)       (0.23)        (0.12)
                                                    -----------   -----------   -----------   -----------   -------------
Net increase (decrease) in net asset value            $   2.28      $  (1.66)         3.10      $  1.48       $  1.57
                                                    -----------   -----------   -----------   -----------   -------------
Net asset value, end of period                        $  16.77      $  14.49      $  16.15      $ 13.05       $ 11.57
                                                    -----------   -----------   -----------   -----------   -------------
Total return*                                            16.60%        (4.02)%       24.69%       15.03%        17.13%
Ratio of net expenses to average net assets               0.76%**+       0.74%+       0.80%+       0.93%+        1.56%**+
Ratio of net investment income to average net
 assets                                                   0.81%**+       0.90%+       1.02%+       0.37%+        0.48%**+
Portfolio turnover rate                                     88%**         81%           50%          41%           46%**
Net assets, end of period (in thousands)              $124,612      $113,359      $105,476      $48,572       $ 9,357
Ratio assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                            0.76%**       0.74%         0.80%        0.95%         3.95%**
  Net investment income (loss)                            0.81%**       0.90%         1.02%        0.35%        (1.91)%**
Ratio assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                            0.76%**       0.74%         0.79%        0.92%         1.49%**
  Net investment income                                   0.81%**       0.90%         1.03%        0.38%         0.55%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

56 The accompanying notes are an integral part of these financial statements.

 GROWTH SHARES PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED     10 / 31 / 97 TO
                                                    (UNAUDITED)   12 / 31 / 98    12 / 31 / 97
Net asset value, beginning of period                  $  20.34      $ 15.34         $ 15.00
                                                    -----------   -----------       -------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  (0.02)     $  0.00         $  0.01
  Net realized and unrealized gain on investments         2.14         5.00            0.33
                                                    -----------   -----------       -------
   Net increase from investment operations            $   2.12      $  5.00         $  0.34
Distributions to shareholders:
  Net investment income                                  (0.01)       (0.00)              -
  Net realized gain                                      (0.03)           -               -
                                                    -----------   -----------       -------
Net increase in net asset value                       $   2.08      $  5.00         $  0.34
                                                    -----------   -----------       -------
Net asset value, end of period                        $  22.42      $ 20.34         $ 15.34
                                                    -----------   -----------       -------
Total return*                                            10.40%       32.60%           2.27%
Ratio of net expenses to average net assets               0.76%**+      0.88%+         1.25%**
Ratio of net investment income (loss) to average
 net assets                                              (0.17)%**+      0.08%+        0.60%**
Portfolio turnover rate                                     43%**        28%             16%**
Net assets, end of period (in thousands)              $151,007      $85,670         $ 4,646
Ratio assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                            0.76%**      0.92%           6.57%**
  Net investment income (loss)                           (0.17)%**      0.04%         (4.72)%**
Ratio assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                            0.76%**      0.88%           1.25%**
  Net investment income (loss)                           (0.17)%**      0.08%          0.60%**

 REAL ESTATE GROWTH PORTFOLIO                   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED     3 / 31 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96    12 / 31 / 95
Net asset value, beginning of period                  $ 13.07       $ 16.90       $ 14.46       $ 11.23         $ 10.00
                                                    -----------   -----------   -----------   -----------       -------
Increase (decrease) from investment operations:
  Net investment income                               $  0.32       $  0.60       $  0.47       $  0.54         $  0.12
  Net realized and unrealized gain (loss) on
   investments                                           0.31         (3.72)         2.54          3.34            1.55
                                                    -----------   -----------   -----------   -----------       -------
   Net increase (decrease) from investment
     operations                                       $  0.63       $ (3.12)      $  3.01       $  3.88         $  1.67
Distributions to shareholders:
  Net investment income                                 (0.31)        (0.56)        (0.45)        (0.53)          (0.23)
  Tax return of capital                                     -             -             -             -           (0.18)
  Net realized gain                                     (0.12)        (0.15)        (0.12)        (0.12)          (0.03)
                                                    -----------   -----------   -----------   -----------       -------
Net increase (decrease) in net asset value            $  0.20       $ (3.83)      $  2.44       $  3.23         $  1.23
                                                    -----------   -----------   -----------   -----------       -------
Net asset value, end of period                        $ 13.27       $ 13.07       $ 16.90       $ 14.46         $ 11.23
                                                    -----------   -----------   -----------   -----------       -------
Total return*                                            5.02%       (18.74)%       21.16%        35.73%          16.96%
Ratio of net expenses to average net assets              1.19%**+      1.19%+        1.25%+        1.34%+          2.10%**+
Ratio of net investment income to average net
 assets                                                  4.77%**+      4.06%+        3.16%+        4.63%+          2.68%**+
Portfolio turnover rate                                    54%**         18%           28%           41%              1%**
Net assets, end of period (in thousands)              $32,405       $35,579       $42,187       $11,115         $   512
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           1.29%**       1.20%         1.37%         3.35%          45.96%**
  Net investment income (loss)                           4.67%**       4.05%         3.04%         2.62%         (41.18)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           1.18%**       1.19%         1.24%         1.24%           1.57%**
  Net investment income                                  4.78%**       4.06%         3.17%         4.73%           3.21%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 57

 GROWTH AND INCOME PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    10 / 31 / 97 TO
                                                    (UNAUDITED)   12 / 31 / 98   12 / 31 / 97
Net asset value, beginning of period                  $  19.76      $ 15.80         $ 15.00
                                                    -----------   -----------       -------
Increase from investment operations:
  Net investment income                               $   0.08      $  0.15         $  0.01
  Net realized and unrealized gain on investments         2.04         3.96            0.80
                                                    -----------   -----------       -------
   Net increase from investment operations            $   2.12      $  4.11         $  0.81
Distributions to shareholders:
  Net investment income                                  (0.07)       (0.15)          (0.01)
  Net realized gain                                      (0.02)           -               -
                                                    -----------   -----------       -------
Net increase in net asset value                       $   2.03      $  3.96         $  0.80
                                                    -----------   -----------       -------
Net asset value, end of period                        $  21.79      $ 19.76         $ 15.80
                                                    -----------   -----------       -------
Total return*                                            10.77%       26.12%           5.43%
Ratio of net expenses to average net assets               0.75%**+      0.86%+         1.25%**
Ratio of net investment income to average net
 assets                                                   0.89%**+      0.97%+         1.07%**
Portfolio turnover rate                                     12%           4%              -
Net assets, end of period (in thousands)              $156,901      $89,860         $ 4,493
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                            0.75%**      0.87%           5.30%**
  Net investment income (loss)                            0.89%**      0.96%          (2.98)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                            0.75%**      0.86%           1.25%**
  Net investment income                                   0.89%**      0.97%           1.07%**

 EQUITY-INCOME PORTFOLIO                        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED     3 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96   12 / 31 / 95
Net asset value, beginning of period                  $  21.44      $  18.14      $  13.73      $ 12.17         $ 10.00
                                                    -----------   -----------   -----------   -----------       -------
Increase from investment operations:
  Net investment income                               $   0.19      $   0.39      $   0.35      $  0.29         $  0.19
  Net realized and unrealized gain on investments         1.38          3.52          4.44         1.54            2.16
                                                    -----------   -----------   -----------   -----------       -------
Net increase from investment operations               $   1.57      $   3.91      $   4.79      $  1.83         $  2.35
Distributions to shareholders:
  Net investment income                                  (0.18)        (0.39)        (0.37)       (0.27)          (0.18)
  Net realized gain                                      (0.58)        (0.22)        (0.01)           -               -
                                                    -----------   -----------   -----------   -----------       -------
Net increase in net asset value                       $   0.81      $   3.30      $   4.41      $  1.56         $  2.17
                                                    -----------   -----------   -----------   -----------       -------
Net asset value, end of period                        $  22.25      $  21.44      $  18.14      $ 13.73         $ 12.17
                                                    -----------   -----------   -----------   -----------       -------
Total return*                                             7.47%        21.80%        35.23%       15.19%          23.62%
Ratio of net expenses to average net assets               0.71%**+       0.71%+       0.77%+       0.96%+          1.63%**+
Ratio of net investment income to average net
 assets                                                   1.86%**+       2.04%+       2.31%+       2.67%+          2.89%**+
Portfolio turnover rate                                     31%**         19%           15%          18%              -
Net assets, end of period (in thousands)              $238,843      $203,976      $124,213      $46,871         $ 6,914
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                            0.71%**       0.71%         0.77%        0.98%           5.32%**
  Net investment income (loss)                            1.86%**       2.04%         2.31%        2.65%          (0.80)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                            0.71%**       0.71%         0.77%        0.95%           1.47%**
  Net investment income                                   1.86%**       2.04%         2.31%        2.68%           3.05%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

58 The accompanying notes are an integral part of these financial statements.

 BALANCED PORTFOLIO                             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED     3 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96   12 / 31 / 95
Net asset value, beginning of period                  $ 14.47       $ 14.99       $ 13.19       $ 11.87         $ 10.00
                                                    -----------   -----------   -----------   -----------   ---------------
Increase from investment operations:
  Net investment income                               $  0.25       $  0.42       $  0.36       $  0.29         $  0.20
  Net realized and unrealized gain on investments        0.15          0.00          1.94          1.39            1.87
                                                    -----------   -----------   -----------   -----------   ---------------
   Net increase from investment operations            $  0.40       $  0.42       $  2.30       $  1.68         $  2.07
Distributions to shareholders:
  Net investment income                                 (0.24)        (0.42)        (0.36)        (0.29)          (0.20)
  Net realized gain                                         -         (0.52)        (0.14)        (0.07)              -
                                                    -----------   -----------   -----------   -----------   ---------------
Net increase (decrease) in net asset value            $  0.16       $ (0.52)      $  1.80       $  1.32         $  1.87
                                                    -----------   -----------   -----------   -----------   ---------------
Net asset value, end of period                        $ 14.63       $ 14.47       $ 14.99       $ 13.19         $ 11.87
                                                    -----------   -----------   -----------   -----------   ---------------
Total return*                                            2.81%         2.64%        17.62%        14.26%          20.84%
Ratio of net expenses to average net assets              0.78%**+      0.80%+        0.96%+        1.20%+          1.76%**+
Ratio of net investment income to average net
 assets                                                  3.47%**+      2.93%+        2.63%+        2.83%+          2.99%**+
Portfolio turnover rate                                    52%**        104%           63%           74%              -
Net assets, end of period (in thousands)              $72,905       $66,930       $44,008       $16,783         $ 2,661
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           0.78%**       0.80%         0.96%         1.58%          14.77%**
  Net investment income (loss)                           3.47%**       2.93%         2.63%         2.45%         (10.02)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           0.78%**       0.80%         0.95%         1.15%           1.45%**
  Net investment income                                  3.47%**       2.93%         2.64%         2.88%           3.30%**

 SWISS FRANC BOND PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED    11 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96   12 / 31 / 95
Net asset value, beginning of period                  $ 13.22       $ 12.50       $ 13.42       $ 15.06         $ 15.00
                                                    -----------   -----------   -----------   -----------   ---------------
Increase (decrease) from investment operations:
  Net investment income                               $  0.21       $  0.36       $  0.30       $  0.14         $  0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        (1.72)         0.82         (1.22)        (1.78)           0.02
                                                    -----------   -----------   -----------   -----------   ---------------
   Net increase (decrease) from investment
     operations                                       $ (1.51)      $  1.18       $ (0.92)      $ (1.64)        $  0.06
Distributions to shareholders:
  Net investment income                                     -         (0.46)            -             -               -
                                                    -----------   -----------   -----------   -----------   ---------------
Net increase (decrease) in net asset value            $ (1.51)      $  0.72       $ (0.92)      $ (1.64)        $  0.06
                                                    -----------   -----------   -----------   -----------   ---------------
Net asset value, end of period                        $ 11.71       $ 13.22       $ 12.50       $ 13.42         $ 15.06
                                                    -----------   -----------   -----------   -----------   ---------------
Total return*                                          (11.42)%        9.48%        (6.92)%      (10.88)%          0.40%
Ratio of net expenses to average net assets              0.90%**+      0.91%+        1.23%+        1.20%+          2.25%**+
Ratio of net investment income to average net
 assets                                                  3.32%**+      3.41%+        3.22%+        3.37%+          1.70%**+
Portfolio turnover rate                                     5%**         29%           17%           39%              -
Net assets, end of period (in thousands)              $41,198       $41,174       $22,088       $13,079         $   189
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           0.90%**       0.91%         1.25%         2.58%          69.22%**
  Net investment income (loss)                           3.32%**       3.41%         3.20%         1.99%         (65.27)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           0.89%**       0.90%         1.22%         1.15%           1.25%**
  Net investment income                                  3.33%**       3.42%         3.23%         3.42%           2.70%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 59

 AMERICA INCOME PORTFOLIO                       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED     3 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96   12 / 31 / 95
Net asset value, beginning of period                  $ 10.29       $ 10.04       $  9.78       $ 10.18         $ 10.00
                                                    -----------   -----------   -----------   -----------   ---------------
Increase (decrease) from investment operations:
  Net investment income                               $  0.27       $  0.55       $  0.54       $  0.52         $  0.38
  Net realized and unrealized gain (loss) on
   investments                                          (0.53)         0.25          0.26         (0.40)           0.18
                                                    -----------   -----------   -----------   -----------   ---------------
  Net increase (decrease) from investment
   operations                                         $ (0.26)      $  0.80       $  0.80       $  0.12         $  0.56
Distributions to shareholders:
  Net investment income                                 (0.27)        (0.55)        (0.54)        (0.52)          (0.38)
  Net realized gain                                     (0.01)            -             -             -               -
                                                    -----------   -----------   -----------   -----------   ---------------
Net increase (decrease) in net asset value            $ (0.54)      $  0.25       $  0.26       $ (0.40)        $  0.18
                                                    -----------   -----------   -----------   -----------   ---------------
Net asset value, end of period                        $  9.75       $ 10.29       $ 10.04       $  9.78         $ 10.18
                                                    -----------   -----------   -----------   -----------   ---------------
Total return*                                           (2.56)%        8.15%         8.44%         1.30%           5.68%
Ratio of net expenses to average net assets              0.82%**+      0.94%+        1.26%+        1.31%+          1.12%**+
Ratio of net investment income to average net
 assets                                                  5.44%**+      5.35%+        5.46%+        5.25%+          5.22%**+
Portfolio turnover rate                                    48%**         36%           11%           60%             96%**
Net assets, end of period (in thousands)              $29,885       $28,822       $14,519       $ 6,872         $ 3,514
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           0.82%**       0.94%         1.43%         2.24%          11.86%**
  Net investment income (loss)                           5.44%**       5.35%         5.29%         4.32%          (5.52)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
  Net expenses                                           0.81%**       0.93%         1.23%         1.25%           0.99%**
  Net investment income                                  5.45%**       5.36%         5.49%         5.31%           5.35%**

 MONEY MARKET PORTFOLIO                         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6 / 30 / 99

                                                    SIX MONTHS
                                                       ENDED
                                                    6 / 30 / 99   YEAR ENDED    YEAR ENDED    YEAR ENDED     3 / 1 / 95 TO
                                                    (UNAUDITED)   12 / 31 / 98  12 / 31 / 97  12 / 31 / 96   12 / 31 / 95
Net asset value, beginning of period                  $  1.00       $  1.00       $  1.00       $  1.00         $  1.00
                                                    -----------   -----------   -----------   -----------   ---------------
Increase from investment operations:
  Net investment income                               $  0.02       $  0.05       $  0.05       $  0.04         $  0.04
                                                    -----------   -----------   -----------   -----------   ---------------
Distributions to shareholders:
  Net investment income                                 (0.02)        (0.05)        (0.05)        (0.04)          (0.04)
                                                    -----------   -----------   -----------   -----------   ---------------
Net asset value, end of period                        $  1.00       $  1.00       $  1.00       $  1.00         $  1.00
                                                    -----------   -----------   -----------   -----------   ---------------
Total return*                                            1.97%         4.68%         4.64%         4.51%           4.35%
Ratio of net expenses to average net assets              0.86%**+      0.92%+        1.00%+        0.97%+          0.81%**+
Ratio of net investment income to average net
 assets                                                  3.96%**+      4.55%+        4.55%+        4.43%+          5.00%**+
Net assets, end of period (in thousands)              $27,322       $21,497       $13,739       $11,744         $ 3,416
Ratios assuming no waiver of fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
  Net expenses                                           0.86%**       0.97%         1.17%         1.29%           8.34%**
  Net investment income (loss)                           3.96%**       4.50%         4.38%         4.11%          (2.53)%**
  Ratios assuming waiver of fees and assumption of
   expenses by PIM and reduction for fees paid
   indirectly:
  Net expenses                                           0.86%**       0.92%         0.99%         0.96%           0.74%**
  Net investment income                                  3.96%**       4.55%         4.56%         4.44%           5.07%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

60 The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

   The accompanying notes are an integral part of these financial statements. 61

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 BALANCE SHEETS 6 / 30 / 99  (UNAUDITED)

                           EMERGING MARKETS       EUROPE       INTERNATIONAL GROWTH
                               PORTFOLIO         PORTFOLIO           PORTFOLIO
ASSETS:
 Investment in
   securities, at value
   (cost $815,095,
   $6,797,519,
   $43,326,962,
   $101,635,970,
   $124,317,373,
   $32,513,706,
   $130,800,702,
   $188,874,002, and
   $67,037,292,
   respectively)               $  963,814      $   6,755,748        $49,031,699
 Temporary cash
   investments (at
   amortized cost)                      -            500,000          2,534,000
 Cash                              49,330             36,658                  -
 Foreign currencies, at
   value                           39,477             15,455            139,552
 Receivables -
   Investment securities
     sold                           2,752            151,613            346,816
   Fund shares sold                44,183             20,887                  -
   Dividends, interest
     and foreign taxes
     withheld                       2,351             12,905            164,595
   Forward foreign
     currency settlement
     contracts, net                     -                203                  -
   Due from Pioneer
     Investment
     Management, Inc.               6,214             11,282                  -
 Other                                  -                  -                198
                           -----------------   -------------   ---------------------
      Total assets             $1,108,121      $   7,504,751        $52,216,860
                           -----------------   -------------   ---------------------

LIABILITIES:
 Payables -
   Investment securities
     purchased                 $   33,887      $      48,562        $   523,819
   Fund shares
     repurchased                        -                  -             36,043
   Forward foreign
     currency settlement
     contracts, net                    98                  -                679
 Due to bank                            -                  -             82,612
 Due to affiliates                     70                  2             50,468
 Accrued expenses                  13,494             18,319             42,922
 Reserve for repatriation
   and capital gains
   taxes                            3,359                  -             61,904
                           -----------------   -------------   ---------------------
      Total liabilities        $   50,908      $      66,883        $   798,447
                           -----------------   -------------   ---------------------

NET ASSETS:
 Paid-in capital               $  888,657      $   7,412,073        $56,308,837
 Accumulated net
   investment income
   (loss)                             415             56,078            162,773
 Accumulated net realized
   gain (loss) on
   investments and
   foreign currency
   transactions                    22,969             11,709        (10,691,767)
 Net unrealized gain
   (loss) on:
   Investments (net of
     reserve for
     repatriation and
     capital gains taxes)         145,360            (41,771)         5,642,833
   Other assets and
     liabilities
     denominated in
     foreign currencies              (188)              (221)            (4,263)
                           -----------------   -------------   ---------------------
      Total net assets         $1,057,213      $   7,437,868        $51,418,413
                           -----------------   -------------   ---------------------

NET ASSET VALUE PER
 SHARE:
 (Unlimited number of
   shares authorized)
   Shares outstanding              74,851            713,941          4,521,968
   Net asset value per
     share                     $    14.12      $       10.42        $     11.37
                           -----------------   -------------   ---------------------

62 The accompanying notes are an integral part of these financial statements.

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------

                           CAPITAL GROWTH    GROWTH SHARES    REAL ESTATE GROWTH    GROWTH AND INCOME    EQUITY-INCOME
                              PORTFOLIO        PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO
ASSETS:
 Investment in
   securities, at value
   (cost $815,095,
   $6,797,519,
   $43,326,962,
   $101,635,970,
   $124,317,373,
   $32,513,706,
   $130,800,702,
   $188,874,002, and
   $67,037,292,
   respectively)             $114,760,446     $140,835,219        $31,655,310          $151,446,497       $238,254,286
 Temporary cash
   investments (at
   amortized cost)              7,906,000       12,423,000            650,000             5,310,000                  -
 Cash                                 941              537                603                   294                  -
 Foreign currencies, at
   value                                -                -                  -                     -                  -
 Receivables -
   Investment securities
     sold                       1,215,760          102,252            243,905                     -          1,033,566
   Fund shares sold             2,284,414                -             72,739               513,716            264,302
   Dividends, interest
     and foreign taxes
     withheld                     117,570           35,668            204,538               135,434            361,610
   Forward foreign
     currency settlement
     contracts, net                    --               --                 --                    --                 --
   Due from Pioneer
     Investment
     Management, Inc.                  --               --                 --                    --                 --
 Other                                544              457                421                   465                  -
                           ---------------   --------------   -------------------   ------------------   --------------
      Total assets           $126,285,675     $153,397,133        $32,827,516          $157,406,406       $239,913,764
                           ---------------   --------------   -------------------   ------------------   --------------

LIABILITIES:
 Payables -
   Investment securities
     purchased               $  1,580,652     $    765,571        $   377,025          $    394,020       $          -
   Fund shares
     repurchased                        -        1,505,165                  -                     -            273,416
   Forward foreign
     currency settlement
     contracts, net                     -                -                  -                     -                  -
 Due to bank                            -                -                  -                     -            637,962
 Due to affiliates                 74,308           87,793             28,005                93,178            140,316
 Accrued expenses                  18,404           31,227             17,585                18,536             19,298
 Reserve for repatriation
   and capital gains
   taxes                                -                -                  -                     -                  -
                           ---------------   --------------   -------------------   ------------------   --------------
      Total liabilities      $  1,673,364     $  2,389,756        $   422,615          $    505,734       $  1,070,992
                           ---------------   --------------   -------------------   ------------------   --------------

NET ASSETS:
 Paid-in capital             $107,014,508     $129,689,384        $36,519,639          $134,149,982       $176,570,061
 Accumulated net
   investment income
   (loss)                         615,955         (100,057)           120,664                83,060            560,842
 Accumulated net realized
   gain (loss) on
   investments and
   foreign currency
   transactions                 3,857,372        4,900,204         (3,377,006)            2,021,835         12,331,585
 Net unrealized gain
   (loss) on:
   Investments (net of
     reserve for
     repatriation and
     capital gains taxes)      13,124,476       16,517,846           (858,396)           20,645,795         49,380,284
   Other assets and
     liabilities
     denominated in
     foreign currencies                 -                -                  -                     -                  -
                           ---------------   --------------   -------------------   ------------------   --------------
      Total net assets       $124,612,311     $151,007,377        $32,404,901          $156,900,672       $238,842,772
                           ---------------   --------------   -------------------   ------------------   --------------

NET ASSET VALUE PER
 SHARE:
 (Unlimited number of
   shares authorized)
   Shares outstanding           7,430,315        6,736,589          2,442,681             7,201,168         10,732,368
   Net asset value per
     share                   $      16.77     $      22.42        $     13.27          $      21.79       $      22.25
                           ---------------   --------------   -------------------   ------------------   --------------

                             BALANCED
                            PORTFOLIO
ASSETS:
 Investment in
   securities, at value
   (cost $815,095,
   $6,797,519,
   $43,326,962,
   $101,635,970,
   $124,317,373,
   $32,513,706,
   $130,800,702,
   $188,874,002, and
   $67,037,292,
   respectively)           $ 72,601,337
 Temporary cash
   investments (at
   amortized cost)                    -
 Cash                           273,544
 Foreign currencies, at
   value                              -
 Receivables -
   Investment securities
     sold                       486,780
   Fund shares sold             110,474
   Dividends, interest
     and foreign taxes
     withheld                   573,504
   Forward foreign
     currency settlement
     contracts, net                  --
   Due from Pioneer
     Investment
     Management, Inc.                --
 Other                            1,691
                           ------------
      Total assets         $ 74,047,330
                           ------------
LIABILITIES:
 Payables -
   Investment securities
     purchased             $  1,083,794
   Fund shares
     repurchased                      -
   Forward foreign
     currency settlement
     contracts, net                   -
 Due to bank                          -
 Due to affiliates               45,881
 Accrued expenses                12,906
 Reserve for repatriation
   and capital gains
   taxes                              -
                           ------------
      Total liabilities    $  1,142,581
                           ------------
NET ASSETS:
 Paid-in capital           $ 70,511,907
 Accumulated net
   investment income
   (loss)                        50,113
 Accumulated net realized
   gain (loss) on
   investments and
   foreign currency
   transactions              (3,221,316)
 Net unrealized gain
   (loss) on:
   Investments (net of
     reserve for
     repatriation and
     capital gains taxes)     5,564,045
   Other assets and
     liabilities
     denominated in
     foreign currencies               -
                           ------------
      Total net assets     $ 72,904,749
                           ------------
NET ASSET VALUE PER
 SHARE:
 (Unlimited number of
   shares authorized)
   Shares outstanding         4,982,628
   Net asset value per
     share                 $      14.63
                           ------------

   The accompanying notes are an integral part of these financial statements. 63

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 BALANCE SHEETS 6 / 30 / 99  (UNAUDITED)                            (CONTINUED)

                                       SWISS FRANC     AMERICA INCOME    MONEY MARKET
                                     BOND PORTFOLIO       PORTFOLIO        PORTFOLIO
ASSETS:
 Investment in securities, at value
   (cost $39,495,740, $30,436,561,
   and $0, respectively)               $35,363,357       $29,397,443      $         -
 Temporary cash investments (at
   amortized cost)                       5,288,000                 -       28,811,094
 Cash                                          626           321,637           33,770
 Receivables --
   Fund shares sold                         79,210                 -                -
   Dividends, interest and foreign
     taxes withheld                        683,936           317,315           24,230
 Other                                         434               425               42
                                     ---------------   ---------------   -------------
      Total assets                     $41,415,563       $30,036,820      $28,869,136
                                     ---------------   ---------------   -------------

LIABILITIES:
 Payables --
   Investment securities purchased     $         -       $         -      $ 1,000,000
   Fund shares repurchased                       -           115,033          514,417
   Forward foreign currency
     portfolio contracts, net              175,711                 -                -
 Due to affiliates                          28,378            19,435           15,658
 Accrued expenses                           13,965            17,168           17,402
                                     ---------------   ---------------   -------------
      Total liabilities                $   218,054       $   151,636      $ 1,547,477
                                     ---------------   ---------------   -------------

NET ASSETS:
 Paid-in capital                       $46,561,708       $30,886,099      $27,321,659
 Accumulated undistributed net
   investment income                       450,538                 -                -
 Accumulated net realized gain
   (loss) on investments and
   foreign currency transactions        (1,461,329)           38,203                -
 Net unrealized loss on:
   Investments                          (4,132,383)       (1,039,118)               -
   Other assets and liabilities
     denonminated in foreign
     currencies                           (221,025)                -                -
                                     ---------------   ---------------   -------------
      Total net assets                 $41,197,509       $29,885,184      $27,321,659
                                     ---------------   ---------------   -------------

NET ASSET VALUE PER SHARE:
 (Unlimited number of shares
   authorized)
   Shares outstanding                    3,519,598         3,064,981       27,321,659
   Net asset value per share           $     11.71       $      9.75      $      1.00
                                     ---------------   ---------------   -------------

64 The accompanying notes are an integral part of these financial statements.

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 STATEMENTS OF OPERATIONS  (UNAUDITED)

                                     EMERGING MARKETS        EUROPE        INTERNATIONAL GROWTH
                                        PORTFOLIO          PORTFOLIO            PORTFOLIO
                                     SIX MONTHS ENDED   SIX MONTHS ENDED     SIX MONTHS ENDED
                                       6 / 30 / 99        6 / 30 / 99          6 / 30 / 99

INVESTMENT INCOME:
 Dividends (net of foreign taxes
   withheld of $359, $7,209, and
   $55,172, respectively)                $  4,146         $    78,798          $   568,127
 Interest (net of foreign taxes
   withheld of $4, $0, and $37,
   respectively)                               47              13,744               58,077
                                     ----------------   ----------------   --------------------
      Total investment income            $  4,193         $    92,542          $   626,204

EXPENSES:
 Management fees                         $  2,481         $    24,453          $   249,376
 Transfer agent fees                          432                 487                  500
 Administrative fees                       17,644              17,660               20,832
 Custodian fees                             4,626              24,352               25,787
 Professional fees                          6,511               6,018                8,688
 Printing                                   2,896               1,846                2,720
 Fees and expenses of nonaffiliated
   trustees                                   355                 355                  227
 Miscellaneous                              1,543                 529                  369
                                     ----------------   ----------------   --------------------
      Total expenses                     $ 36,488         $    75,700          $   308,499
      Less management fees waived
       and expenses assumed by
       Pioneer Investment
       Management, Inc.                   (32,204)            (37,563)                   -
      Less fees paid indirectly              (508)             (1,458)                (349)
                                     ----------------   ----------------   --------------------
      Net expenses                       $  3,776         $    36,679          $   308,150
                                     ----------------   ----------------   --------------------
       Net investment income             $    417         $    55,863          $   318,054
                                     ----------------   ----------------   --------------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                           $ 23,033         $    12,169          $(4,993,292)
   Forward foreign currency
     contracts and other assets and
     liabilities denominated in
     foreign currencies                       (64)               (478)              66,281
                                     ----------------   ----------------   --------------------
                                         $ 22,969         $    11,691          $(4,927,011)
                                     ----------------   ----------------   --------------------
 Change in net unrealized gain or
   loss from:
   Investments                           $139,558         $  (107,811)         $ 7,838,380
   Forward foreign currency
     contracts and other assets and
     liabilities denominated in
     foreign currencies                      (188)               (222)              (6,411)
                                     ----------------   ----------------   --------------------
                                         $139,370         $  (108,033)         $ 7,831,969
                                     ----------------   ----------------   --------------------
   Net gain (loss) on investments
     and foreign currency
     transactions                        $162,339         $   (96,342)         $ 2,904,958
                                     ----------------   ----------------   --------------------
   Net increase (decrease) in net
     assets resulting from
     operations                          $162,756         $   (40,479)         $ 3,223,012
                                     ----------------   ----------------   --------------------

   The accompanying notes are an integral part of these financial statements. 65

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 STATEMENTS OF OPERATIONS  (UNAUDITED)                              (CONTINUED)

                            CAPITAL GROWTH     GROWTH SHARES     REAL ESTATE GROWTH
                              PORTFOLIO          PORTFOLIO           PORTFOLIO
                           SIX MONTHS ENDED   SIX MONTHS ENDED    SIX MONTHS ENDED
                             6 / 30 / 99        6 / 30 / 99         6 / 30 / 99

INVESTMENT INCOME:
 Dividends (net of
   foreign taxes withheld
   of $1,905, $2,538,
   $1,290, $8,516, $0,
   $1,519, $0, $0, and
   $0, respectively)         $   741,647        $   178,602         $   966,770
 Interest (net of foreign
   taxes withheld of $0,
   $0, $0, $0, $0, $0,
   $759, $0, and $0,
   respectively)                 132,879            168,681              15,270
                           ----------------   ----------------   ------------------
      Total investment
       income                $   874,526        $   347,283         $   982,040

EXPENSES:
 Management fees             $   362,974        $   382,646         $   164,690
 Transfer agent fees                 428                362                 394
 Administrative fees              18,784             18,784              18,455
 Custodian fees                   28,764             31,887              15,225
 Professional fees                 5,618              7,240               7,061
 Printing                          1,267              1,991               2,201
 Fees and expenses of
   nonaffiliated trustees            181                396                 245
 Miscellaneous                     4,773              4,157               4,554
                           ----------------   ----------------   ------------------
      Total expenses         $   422,789        $   447,463         $   212,825
      Less management
       fees waived by
       Pioneer Investment
       Management, Inc.                -                  -             (17,188)
      Less fees paid
       indirectly                   (347)              (212)             (1,055)
                           ----------------   ----------------   ------------------
      Net expenses           $   422,442        $   447,251         $   194,582
                           ----------------   ----------------   ------------------
       Net investment
         income (loss)       $   452,084        $   (99,968)        $   787,458
                           ----------------   ----------------   ------------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss)
   from:
   Investments               $ 4,709,006        $ 5,266,628         $(3,376,720)
   Forward foreign
     currency contracts
     and other assets and
     liabilities
     denominated in
     foreign currencies                -                  -                   -
                           ----------------   ----------------   ------------------
                             $ 4,709,006        $ 5,266,628         $(3,376,720)
                           ----------------   ----------------   ------------------
 Change in net unrealized
   gain or loss from:
   Investments               $12,303,927        $ 5,808,998         $ 4,106,313
   Forward foreign
     currency contracts
     and other assets and
     liabilities
     denominated in
     foreign currencies                -                  -                   -
                           ----------------   ----------------   ------------------
                             $12,303,927        $ 5,808,998         $ 4,106,313
                           ----------------   ----------------   ------------------
   Net gain (loss) on
     investments and
     foreign currency
     transactions            $17,012,933        $11,075,626         $   729,593
                           ----------------   ----------------   ------------------
   Net increase
     (decrease) in net
     assets resulting
     from operations         $17,465,017        $10,975,658         $ 1,517,051
                           ----------------   ----------------   ------------------

66 The accompanying notes are an integral part of these financial statements.

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------

                                                                                                        AMERICA INCOME
                           GROWTH AND INCOME    EQUITY-INCOME         BALANCED       SWISS FRANC BOND     PORTFOLIO
                               PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO         SIX MONTHS
                           SIX MONTHS ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED   SIX MONTHS ENDED       ENDED
                              6 / 30 / 99        6 / 30 / 99        6 / 30 / 99        6 / 30 / 99       6 / 30 / 99

INVESTMENT INCOME:
 Dividends (net of
   foreign taxes withheld
   of $1,905, $2,538,
   $1,290, $8,516, $0,
   $1,519, $0, $0, and
   $0, respectively)          $   889,188        $ 2,635,975         $  325,211        $         -       $         -
 Interest (net of foreign
   taxes withheld of $0,
   $0, $0, $0, $0, $0,
   $759, $0, and $0,
   respectively)                   98,832            119,351          1,136,766            876,503           943,710
                           -----------------   ----------------   ----------------   ----------------   --------------
      Total investment
       income                 $   988,020        $ 2,755,326         $1,461,977        $   876,503       $   943,710

EXPENSES:
 Management fees              $   390,580        $   698,922         $  223,473        $   135,040       $    81,555
 Transfer agent fees                  370                587                404                330               356
 Administrative fees               21,543             18,950             18,784             19,359            18,473
 Custodian fees                    22,439             20,983             14,275             17,800            10,571
 Professional fees                  7,995              7,340              5,915              7,533             6,586
 Printing                           2,819              2,983              2,395              2,529             2,670
 Fees and expenses of
   nonaffiliated trustees             256                355                420                257               263
 Miscellaneous                      4,233              9,256              3,851              4,427             3,776
                           -----------------   ----------------   ----------------   ----------------   --------------
      Total expenses          $   450,235        $   759,376         $  269,517        $   187,275       $   124,250
      Less management
       fees waived by
       Pioneer Investment
       Management, Inc.                 -                  -                  -                  -                 -
      Less fees paid
       indirectly                    (400)              (598)            (1,561)            (1,546)           (1,849)
                           -----------------   ----------------   ----------------   ----------------   --------------
      Net expenses            $   449,835        $   758,778         $  267,956        $   185,729       $   122,401
                           -----------------   ----------------   ----------------   ----------------   --------------
       Net investment
         income (loss)        $   538,185        $ 1,996,548         $1,194,021        $   690,774       $   821,309
                           -----------------   ----------------   ----------------   ----------------   --------------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss)
   from:
   Investments                $ 2,040,022        $12,460,086         $ (100,640)       $  (217,578)      $    38,235
   Forward foreign
     currency contracts
     and other assets and
     liabilities
     denominated in
     foreign currencies                 -                  -                  -         (1,007,302)                -
                           -----------------   ----------------   ----------------   ----------------   --------------
                              $ 2,040,022        $12,460,086         $ (100,640)       $(1,224,880)      $    38,235
                           -----------------   ----------------   ----------------   ----------------   --------------
 Change in net unrealized
   gain or loss from:
   Investments                $10,726,472        $ 2,063,319         $  857,269        $(4,417,736)      $(1,620,059)
   Forward foreign
     currency contracts
     and other assets and
     liabilities
     denominated in
     foreign currencies                 -                  -                  -           (250,238)                -
                           -----------------   ----------------   ----------------   ----------------   --------------
                              $10,726,472        $ 2,063,319         $  857,269        $(4,667,974)      $(1,620,059)
                           -----------------   ----------------   ----------------   ----------------   --------------
   Net gain (loss) on
     investments and
     foreign currency
     transactions             $12,766,494        $14,523,405         $  756,629        $(5,892,854)      $(1,581,824)
                           -----------------   ----------------   ----------------   ----------------   --------------
   Net increase
     (decrease) in net
     assets resulting
     from operations          $13,304,679        $16,519,953         $1,950,650        $(5,202,080)      $  (760,515)
                           -----------------   ----------------   ----------------   ----------------   --------------


                             MONEY MARKET
                              PORTFOLIO
                           SIX MONTHS ENDED
                             6 / 30 / 99
INVESTMENT INCOME:
 Dividends (net of
   foreign taxes withheld
   of $1,905, $2,538,
   $1,290, $8,516, $0,
   $1,519, $0, $0, and
   $0, respectively)           $      -
 Interest (net of foreign
   taxes withheld of $0,
   $0, $0, $0, $0, $0,
   $759, $0, and $0,
   respectively)                593,801
                           ----------------
      Total investment
       income                  $593,801
EXPENSES:
 Management fees               $ 60,624
 Transfer agent fees                388
 Administrative fees             18,643
 Custodian fees                  10,932
 Professional fees                9,312
 Printing                         2,194
 Fees and expenses of
   nonaffiliated trustees           248
 Miscellaneous                    3,887
                           ----------------
      Total expenses           $106,228
      Less management
       fees waived by
       Pioneer Investment
       Management, Inc.            (118)
      Less fees paid
       indirectly                  (332)
                           ----------------
      Net expenses             $105,778
                           ----------------
       Net investment
         income (loss)         $488,023
                           ----------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss)
   from:
   Investments                 $      -
   Forward foreign
     currency contracts
     and other assets and
     liabilities
     denominated in
     foreign currencies               -
                           ----------------
                               $      -
                           ----------------
 Change in net unrealized
   gain or loss from:
   Investments                 $      -
   Forward foreign
     currency contracts
     and other assets and
     liabilities
     denominated in
     foreign currencies               -
                           ----------------
                               $      -
                           ----------------
   Net gain (loss) on
     investments and
     foreign currency
     transactions              $      -
                           ----------------
   Net increase
     (decrease) in net
     assets resulting
     from operations           $488,023
                           ----------------

   The accompanying notes are an integral part of these financial statements. 67

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                 EMERGING MARKETS                    EUROPE
                                    PORTFOLIO                      PORTFOLIO
                           SIX MONTHS                     SIX MONTHS
                              ENDED                          ENDED
                           6 / 30 / 99  10 / 30 / 98 TO   6 / 30 / 99  10 / 30 / 98 TO
                           (UNAUDITED)   12 / 31 / 98     (UNAUDITED)   12 / 31 / 98

FROM OPERATIONS:
Net investment income
 (loss)                     $     417      $    (11)       $  55,863      $       50
Net realized gain (loss)
 on investments and
 foreign currency
 transactions                  22,969             3           11,691           4,693
Change in net unrealized
 gain or loss on
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                   139,370         5,802         (108,033 )        66,041
                           -----------  ---------------   -----------  ---------------
    Net increase
     (decrease) in net
     assets resulting
     from operations        $ 162,756      $  5,794        $ (40,479 )    $   70,784
                           -----------  ---------------   -----------  ---------------

DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income       $       -      $      -        $       -      $        -
Net realized gain                   -             -           (4,510 )             -
                           -----------  ---------------   -----------  ---------------
    Total distributions
     to shareholders        $       -      $      -        $  (4,510 )    $        -
                           -----------  ---------------   -----------  ---------------

FROM FUND SHARE
 TRANSACTIONS:
Net proceeds from sale of
 shares                     $ 915,713      $ 27,691        $6,262,477     $1,449,191
Reinvestment of
 distributions                      -             -            4,510               -
Cost of shares
 repurchased                 (154,029 )        (712)        (404,016 )           (89)
                           -----------  ---------------   -----------  ---------------
    Net increase
     (decrease) in net
     assets resulting
     from fund share
     transactions           $ 761,684      $ 26,979        $5,862,971     $1,449,102
                           -----------  ---------------   -----------  ---------------
    Net increase
     (decrease) in net
     assets                 $ 924,440      $ 32,773        $5,817,982     $1,519,886

NET ASSETS:
Beginning of period           132,773       100,000        1,619,886         100,000
                           -----------  ---------------   -----------  ---------------
End of period               $1,057,213     $132,773        $7,437,868     $1,619,886
                           -----------  ---------------   -----------  ---------------
Accumulated net
 investment income
 (loss), end of period      $     415      $     (2)       $  56,078      $      215
                           -----------  ---------------   -----------  ---------------

CAPITAL SHARE ACTIVITY:
Shares sold by
 subscription                  73,986         2,726          599,526         142,843
Shares issued for
 distributions reinvested           -             -              432               -
Shares redeemed               (11,793 )         (68)         (38,851 )            (9)
                           -----------  ---------------   -----------  ---------------
Net increase (decrease)
 in fund shares                62,193         2,658          561,107         142,834
                           -----------  ---------------   -----------  ---------------

68 The accompanying notes are an integral part of these financial statements.

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------

                                                                                                             REAL ESTATE
                             INTERNATIONAL GROWTH           CAPITAL GROWTH              GROWTH SHARES          GROWTH
                                   PORTFOLIO                  PORTFOLIO                   PORTFOLIO           PORTFOLIO
                           SIX MONTHS                  SIX MONTHS                  SIX MONTHS                SIX MONTHS
                              ENDED                      ENDED                       ENDED                      ENDED
                           6 / 30 / 99   YEAR ENDED   6 / 30 / 99    YEAR ENDED   6 / 30 / 99   YEAR ENDED   6 / 30 / 99
                           (UNAUDITED)  12 / 31 / 98  (UNAUDITED)   12 / 31 / 98  (UNAUDITED)   12 / 31 / 98 (UNAUDITED)

FROM OPERATIONS:
Net investment income
 (loss)                    $  318,054   $   543,956   $    452,084  $  1,051,109  $    (99,968) $   32,441   $  787,458
Net realized gain (loss)
 on investments and
 foreign currency
 transactions              (4,927,011 )  (4,898,778 )    4,709,006      (850,768)    5,266,628    (166,314 ) (3,376,720)
Change in net unrealized
 gain or loss on
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                 7,831,969     1,646,390     12,303,927    (6,899,238)    5,808,998  10,684,079    4,106,313
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations       $3,223,012   $(2,708,432 ) $ 17,465,017  $ (6,698,897) $ 10,975,658  $10,550,206  $1,517,051
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------

DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income      $ (653,271 ) $  (902,674 ) $   (973,218) $   (732,912) $    (32,449) $   (1,864 ) $ (762,561)
Net realized gain                   -    (4,137,337 )            -    (7,620,510)     (196,043)          -     (296,343)
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
    Total distributions
     to shareholders       $ (653,271 ) $(5,040,011 ) $   (973,218) $ (8,353,422) $   (228,492) $   (1,864 ) $(1,058,904)
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------

FROM FUND SHARE
 TRANSACTIONS:
Net proceeds from sale of
 shares                    $3,704,163   $17,420,739   $  7,560,888  $ 30,338,387  $ 57,461,694  $77,029,470  $3,216,958
Reinvestment of
 distributions                653,271     5,040,011        973,218     8,353,422       228,492       1,864    1,058,904
Cost of shares
 repurchased               (7,033,801 ) (12,599,547 )  (13,773,092)  (15,756,228)   (3,100,253) (6,555,882 ) (7,908,424)
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
    Net increase
     (decrease) in net
     assets resulting
     from fund share
     transactions          $(2,676,367) $ 9,861,203   $ (5,238,986) $ 22,935,581  $ 54,589,933  $70,475,452  $(3,632,562)
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
    Net increase
     (decrease) in net
     assets                $ (106,626 ) $ 2,112,760   $ 11,252,813  $  7,883,262  $ 65,337,099  $81,023,794  $(3,174,415)

NET ASSETS:
Beginning of period        51,525,039    49,412,279    113,359,498   105,476,236    85,670,278   4,646,484   35,579,316
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
End of period              $51,418,413  $51,525,039   $124,612,311  $113,359,498  $151,007,377  $85,670,278  $32,404,901
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
Accumulated net
 investment income
 (loss), end of period     $  162,773   $   497,990   $    615,955  $  1,137,089  $   (100,057) $   32,360   $  120,664
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------

CAPITAL SHARE ACTIVITY:
Shares sold by
 subscription                 340,933     1,390,758        477,347     1,855,115     2,657,538   4,273,575      246,029
Shares issued for
 distributions reinvested      57,506       445,231         58,590       515,961        10,381          99       83,320
Shares redeemed              (653,645 )  (1,099,900 )     (926,642)   (1,082,203)     (142,548)   (365,376 )   (609,156)
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease)
 in fund shares              (255,206 )     736,089       (390,705)    1,288,873     2,525,371   3,908,298     (279,807)
                           -----------  ------------  ------------  ------------  ------------  -----------  -----------


                           YEAR ENDED
                           12 / 31 / 98
FROM OPERATIONS:
Net investment income
 (loss)                    $1,628,898
Net realized gain (loss)
 on investments and
 foreign currency
 transactions                 438,016
Change in net unrealized
 gain or loss on
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                (10,520,943)
                           -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations       $(8,454,029)
                           -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income      $(1,518,501)
Net realized gain            (402,383 )
                           -----------
    Total distributions
     to shareholders       $(1,920,884)
                           -----------
FROM FUND SHARE
 TRANSACTIONS:
Net proceeds from sale of
 shares                    $16,784,581
Reinvestment of
 distributions              1,920,884
Cost of shares
 repurchased               (14,937,948)
                           -----------
    Net increase
     (decrease) in net
     assets resulting
     from fund share
     transactions          $3,767,517
                           -----------
    Net increase
     (decrease) in net
     assets                $(6,607,396)
NET ASSETS:
Beginning of period        42,186,712
                           -----------
End of period              $35,579,316
                           -----------
Accumulated net
 investment income
 (loss), end of period     $   95,767
                           -----------
CAPITAL SHARE ACTIVITY:
Shares sold by
 subscription               1,106,588
Shares issued for
 distributions reinvested     134,409
Shares redeemed            (1,015,334 )
                           -----------
Net increase (decrease)
 in fund shares               225,663
                           -----------

   The accompanying notes are an integral part of these financial statements. 69

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS                                (CONTINUED)

                               GROWTH AND INCOME            EQUITY-INCOME
                                   PORTFOLIO                  PORTFOLIO
                            SIX MONTHS                 SIX MONTHS
                              ENDED                      ENDED
                           6 / 30 / 99   YEAR ENDED   6 / 30 / 99    YEAR ENDED
                           (UNAUDITED)   12 / 31 / 98 (UNAUDITED)   12 / 31 / 98

FROM OPERATIONS:
Net investment income      $    538,185  $  366,288   $  1,996,548  $  3,336,915
Net realized gain (loss)
 on investments and
 foreign currency
 transactions                 2,040,022     148,757     12,460,086     6,127,770
Change in net unrealized
 gain or loss on
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                  10,726,472   9,848,566      2,063,319    22,790,102
                           ------------  -----------  ------------  ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations       $ 13,304,679  $10,363,611  $ 16,519,953  $ 32,254,787
                           ------------  -----------  ------------  ------------

DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income      $   (457,309) $ (364,104 ) $ (1,834,231) $ (3,318,604)
Net realized gain              (166,944)          -     (6,090,521)   (1,835,100)
                           ------------  -----------  ------------  ------------
    Total distributions
     to shareholders       $   (624,253) $ (364,104 ) $ (7,924,752) $ (5,153,704)
                           ------------  -----------  ------------  ------------

FROM FUND SHARE
 TRANSACTIONS:
Net proceeds from sale of
 shares                    $ 54,955,313  $76,560,984  $ 23,554,259  $ 59,078,823
Reinvestment of
 distributions                  624,253     364,104      7,924,752     5,153,704
Cost of shares
 repurchased                 (1,219,417) (1,557,989 )   (5,207,656)  (11,570,695)
                           ------------  -----------  ------------  ------------
    Net increase in net
     assets resulting
     from fund share
     transactions          $ 54,360,149  $75,367,099  $ 26,271,355  $ 52,661,832
                           ------------  -----------  ------------  ------------
    Net increase in net
     assets                $ 67,040,575  $85,366,606  $ 34,866,556  $ 79,762,915

NET ASSETS:
Beginning of period          89,860,097   4,493,491    203,976,216   124,213,301
                           ------------  -----------  ------------  ------------
End of period              $156,900,672  $89,860,097  $238,842,772  $203,976,216
                           ------------  -----------  ------------  ------------
Accumulated net
 investment income
 (loss), end of period     $     83,060  $    2,184   $    560,842  $    398,525
                           ------------  -----------  ------------  ------------

CAPITAL SHARE ACTIVITY:
Shares sold by
 subscription                 2,682,750   4,333,802      1,092,726     3,004,720
Shares issued for
 distributions reinvested        30,021      20,228        367,597       257,547
Shares redeemed                 (58,329)    (91,682 )     (240,714)     (595,292)
                           ------------  -----------  ------------  ------------
Net increase (decrease)
 in fund shares               2,654,442   4,262,348      1,219,609     2,666,975
                           ------------  -----------  ------------  ------------

70 The accompanying notes are an integral part of these financial statements.

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------

                                   BALANCED              SWISS FRANC BOND           AMERICA INCOME              MONEY MARKET
                                  PORTFOLIO                 PORTFOLIO                 PORTFOLIO                  PORTFOLIO
                           SIX MONTHS                SIX MONTHS                SIX MONTHS                 SIX MONTHS
                              ENDED                     ENDED                     ENDED                     ENDED
                           6 / 30 / 99  YEAR ENDED   6 / 30 / 99  YEAR ENDED   6 / 30 / 99  YEAR ENDED   6 / 30 / 99    YEAR ENDED
                           (UNAUDITED)  12 / 31 / 98 (UNAUDITED)  12 / 31 / 98 (UNAUDITED)  12 / 31 / 98 (UNAUDITED)   12 / 31 / 98

FROM OPERATIONS:
Net investment income      $1,194,021   $1,639,851   $  690,774   $  923,374   $  821,309   $1,176,895   $   488,023   $   871,632
Net realized gain (loss)
 on investments and
 foreign currency
 transactions                (100,640 ) (3,114,995 ) (1,224,880 )   (146,396 )     38,235       93,570             -             -
Change in net unrealized
 gain or loss on
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                   857,269    2,423,530   (4,667,974 )  1,877,261   (1,620,059 )    356,054             -             -
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations       $1,950,650   $  948,386   $(5,202,080) $2,654,239   $ (760,515 ) $1,626,519   $   488,023   $   871,632
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------

DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income      $(1,165,277) $(1,636,233) $        -   $(1,234,457) $ (821,309 ) $(1,176,895) $  (488,023 ) $  (871,632 )
Net realized gain                   -   (1,935,738 )          -            -      (26,571 )          -             -             -
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
    Total distributions
     to shareholders       $(1,165,277) $(3,571,971) $        -   $(1,234,457) $ (847,880 ) $(1,176,895) $  (488,023 ) $  (871,632 )
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------

FROM FUND SHARE
 TRANSACTIONS:
Net proceeds from sale of
 shares                    $7,361,027   $28,239,062  $11,527,760  $23,761,111  $8,661,291   $25,038,916  $22,721,594   $47,281,170
Reinvestment of
 distributions              1,165,277    3,571,971            -    1,234,457      847,880    1,176,895       488,023       871,632
Cost of shares
 repurchased               (3,337,097 ) (6,264,939 ) (6,301,940 ) (7,329,504 ) (6,837,343 ) (12,362,571) (17,384,823 ) (40,395,275 )
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
    Net increase in net
     assets resulting
     from fund share
     transactions          $5,189,207   $25,546,094  $5,225,820   $17,666,064  $2,671,828   $13,853,240  $ 5,824,794   $ 7,757,527
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
    Net increase in net
     assets                $5,974,580   $22,922,509  $   23,740   $19,085,846  $1,063,433   $14,302,864  $ 5,824,794   $ 7,757,527

NET ASSETS:
Beginning of period        66,930,169   44,007,660   41,173,769   22,087,923   28,821,751   14,518,887    21,496,865    13,739,338
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
End of period              $72,904,749  $66,930,169  $41,197,509  $41,173,769  $29,885,184  $28,821,751  $27,321,659   $21,496,865
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Accumulated net
 investment income
 (loss), end of period     $   50,113   $   21,369   $  450,538   $ (240,236 ) $        -   $        -   $         -   $         -
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------

CAPITAL SHARE ACTIVITY:
Shares sold by
 subscription                 506,123    1,876,280      909,444    1,826,041      860,292    2,456,812    22,721,594    47,281,170
Shares issued for
 distributions reinvested      81,456      237,908            -       94,026       84,947      115,530       488,023       871,632
Shares redeemed              (229,768 )   (425,293 )   (504,280 )   (573,102 )   (682,320 ) (1,216,873 ) (17,384,823 ) (40,395,275 )
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Net increase in fund
 shares                       357,811    1,688,895      405,164    1,346,965      262,919    1,355,469     5,824,794     7,757,527
                           -----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------

   The accompanying notes are an integral part of these financial statements. 71

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6 / 30 / 99  (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of twelve separate portfolios (collectively, the Portfolios): Emerging Markets Portfolio, Europe Portfolio, International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Growth Portfolio is to seek long-term capital growth. Capital Growth Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Growth and Income Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded on trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

  Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis.

  Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

  Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

  The Emerging Markets and International Growth Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are

72

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 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
  common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

  The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

  Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

D. TAXES

  It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 1999, Emerging Markets Portfolio paid $935 in taxes related to capital gains.

  In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net realized and unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carry-forward (if applicable) and other such factors. As of June 30, 1999, Emerging Markets Portfolio had a reserve of $1,754 related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of June 30, 1999, Emerging Markets Portfolio and International Growth Portfolio had reserves of $1,605 and $61,904, respectively, related to taxes on the repatriation of foreign currencies.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

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 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6 / 30 / 99  (UNAUDITED)             (CONTINUED)

  Capital loss carryovers are available to offset future realized capital gains. At December 31, 1998, certain

  Portfolios had capital loss carryovers as follows:


                                                       YEAR OF
PORTFOLIO                                   AMOUNT    EXPIRATION
International Growth Portfolio            $5,379,184    2006
Capital Growth Portfolio                     597,627    2006
Balanced Portfolio                         3,120,676    2006
Swiss Franc Bond Portfolio                   159,801  2005/2006

E. FUND SHARES

  The Portfolios record sales and repurchases of their fund shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). The America Income Portfolio and Money Market Portfolio declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. REPURCHASE AGREEMENTS

  With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:

                                                    MANAGEMENT
                                                    FEE AS A
                                                    PERCENTAGE
                                                     OF
                                                    EACH
                                                    PORTFOLIO'S
                                                    AVERAGE
                                                    DAILY
                                                     NET
PORTFOLIO                                           ASSETS
Emerging Markets Portfolio                          1.15%
Europe Portfolio                                    1.00%
International Growth Portfolio                      1.00%
Capital Growth Portfolio                            0.65%
Growth Shares Portfolio                             0.65%
Real Estate Growth Portfolio                        1.00%
Growth and Income Portfolio                         0.65%
Equity-Income Portfolio                             0.65%
Balanced Portfolio                                  0.65%
Swiss Franc Bond Portfolio                          0.65%
America Income Portfolio                            0.55%
Money Market Portfolio                              0.50%

PIM has appointed Boston Financial Securities, Inc. (BFS) as Real Estate Growth Portfolio's subadviser. As compensation for its subadvisory services, PIM pays BFS a management fee at the annual rate of 0.30% of the Portfolio's average daily net assets.

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                                    EXPENSE
                                                    LIMITATION
                                                    AS A
                                                    PERCENTAGE
                                                    OF EACH
                                                    PORTFOLIO'S
                                                    AVERAGE
                                                    DAILY
                                                     NET
PORTFOLIO                                           ASSETS
Emerging Markets Portfolio                          1.75%
Europe Portfolio                                    1.50%
International Growth Portfolio                      1.50%
Growth Shares Portfolio                             1.25%
Real Estate Growth Portfolio                        1.25%
Growth and Income Portfolio                         1.25%
Swiss Franc Bond Portfolio                          1.25%
America Income Portfolio                            1.25%
Money Market Portfolio                              1.00%

Effective April 1, 1999, PIM has agreed not to impose a portion of its management fee for Real Estate Growth Portfolio to the extent necessary to reduce the fee from 1.00% to 0.80% of the Portfolio's average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 1999, the following amounts were payable to PIM related to management fees, administrative and certain other services:

PORTFOLIO                                            AMOUNT
International Growth Portfolio                      $50,277
Capital Growth Portfolio                            74,265
Growth Shares Portfolio                             87,667
Real Estate Growth Portfolio                        27,930
Growth and Income Portfolio                         93,121
Equity-Income Portfolio                             140,053
Balanced Portfolio                                  45,798
Swiss Franc Bond Portfolio                          28,376
America Income Portfolio                            19,389
Money Market Portfolio                              15,582

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. At June 30, 1999 the following transfer agent fees payable to PSC were included in due to affiliates:

PORTFOLIO                                           AMOUNT
Emerging Markets Portfolio                          $70
Europe Portfolio                                    2
International Growth Portfolio                      191
Capital Growth Portfolio                            43
Growth Shares Portfolio                             126
Real Estate Growth Portfolio                        75
Growth and Income Portfolio                         57
Equity-Income Portfolio                             263
Balanced Portfolio                                  83
Swiss Franc Bond Portfolio                          2
America Income Portfolio                            46
Money Market Portfolio                              76

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6 / 30 / 99  (UNAUDITED)             (CONTINUED)

4. EXPENSE REDUCTIONS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 1999, the Portfolios' expenses were reduced under such arrangements as follows:

PORTFOLIO                                           AMOUNT
Emerging Markets Portfolio                          $508
Europe Portfolio                                    1,458
International Growth Portfolio                      349
Capital Growth Portfolio                            347
Growth Shares Portfolio                             212
Real Estate Growth Portfolio                        1,055
Growth and Income Portfolio                         400
Equity-Income Portfolio                             598
Balanced Portfolio                                  1,561
Swiss Franc Bond Portfolio                          1,546
America Income Portfolio                            1,849
Money Market Portfolio                              332

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 1999, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


                                               UNREALIZED      UNREALIZED            NET APPRECIATION /
PORTFOLIO                         TAX COST    APPRECIATION    DEPRECIATION             (DEPRECIATION)
Emerging Markets Porfolio       $    817,113   $   167,246     $   (20,545)              $   146,701
Europe Porfolio                    7,297,519       386,627        (428,398)                  (41,771)
International Growth Portfolio    45,901,664     8,109,141      (2,445,106)                5,664,035
Capital Growth Portfolio         110,267,817    18,042,264      (5,643,635)               12,398,629
Growth Shares Portfolio          136,935,713    19,286,356      (2,963,850)               16,322,506
Real Estate Growth Portfolio      33,235,411     2,051,516      (2,981,617)                 (930,101)
Growth and Income Portfolio      136,110,702    23,476,861      (2,831,066)               20,645,795
Equity-Income Portfolio          188,874,002    52,436,162      (3,055,878)               49,380,284
Balanced Portfolio                67,037,292     6,961,030      (1,396,985)                5,564,045
Swiss Franc Bond Portfolio        44,783,740             -      (4,132,383)               (4,132,383)
America Income Portfolio          30,474,124         8,637      (1,085,318)               (1,076,681)

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 1999 were as follows:

PORTFOLIO                                  PURCHASES     SALES
Emerging Markets Portfolio                $   953,596  $  279,343
Europe Portfolio                            6,330,784   1,004,394
International Growth Portfolio             30,143,435  34,278,073
Capital Growth Portfolio                   46,548,631  53,047,092
Growth Shares Portfolio                    71,144,064  24,187,511
Real Estate Growth Portfolio                8,660,792  11,461,074
Growth and Income Portfolio                56,843,935   6,903,735
Equity-Income Portfolio                    54,641,867  33,058,606
Balanced Portfolio                         13,294,458  12,734,781
Swiss Franc Bond Portfolio                  8,271,578     853,831

 PIONEER VARIABLE CONTRACTS TRUST

------------------------------------------------------------

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the six months ended

June 30, 1999 were as follows:

PORTFOLIO                                  PURCHASES     SALES
Balanced Portfolio                        $13,285,650  $4,603,510
America Income Portfolio                   10,133,313   6,978,319

7. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1999, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

At June 30, 1999, the Swiss Franc Bond Portfolio's open portfolio hedges were as follows:


                                                                               NET
                           CONTRACTS TO  IN EXCHANGE  SETTLEMENT            UNREALIZED
CURRENCY                     RECEIVE         FOR       DATE       VALUE       LOSS
CHF                         11,800,000   $7,764,137   7/1/99   $ 7,588,426  $(175,711)

Outstanding forward currency settlement contracts were as follows:


                                        GROSS        GROSS            NET RECEIVABLE /
PORTFOLIO                            RECEIVABLE     PAYABLE              (PAYABLE)
Emerging Markets Portfolio             $  9,148    $   9,246                $ (98)
Europe Portfolio                         79,315       79,112                  203
International Growth Portfolio          259,129      259,808                 (679)

         PIONEER VISIONSM

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         PIONEER VISION 2SM
         PIONEER C-VISIONSM
                VARIABLE ANNUITY

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS
John F. Cogan, Jr., CHAIRMAN AND PRESIDENT
David D. Tripple, EXECUTIVE VICE PRESIDENT
Stephen G. Kasnet, VICE PRESIDENT
Eric W. Reckard, TREASURER
Joseph P. Barri, SECRETARY

TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

LEGAL COUNSEL
Hale and Dorr LLP

ISSUER
Pioneer Vision and Pioneer Vision 2: Allmerica Financial Life Insurance and Annuity Company, Contract Form A3025-96 In New York and Hawaii, issued by First Allmerica Financial Life Insurance Company, Contract Form A3025-96 GRC
Pioneer C-Vision: First Allmerica Financial Life Insurance Company, Contract Form A3027-98
Presently not approved in New York and Hawaii

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

This report must be preceded or accompanied by a prospectus for Pioneer Vision and / or Pioneer Vision 2 Variable Annuity and / or Pioneer C-Vision, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                       0899-6834